SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No.  )
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Universal Security Instruments, Inc.

(Name of Registrant as Specified in Its Charter)
N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee previously paid with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
Universal Security Instruments, Inc.
11407 Cronhill Drive, Suite A
Owings Mills, Maryland 21117
Special Meeting of Shareholders
to be held            , 2025
Dear Shareholders:
It is our pleasure to invite you to a special meeting of the shareholders (the “Special Meeting”) of Universal Security Instruments, Inc., a Maryland corporation (the “Company” or “we” or “us”), to be held at the offices of the Company, 11407 Cronhill Drive, Suite A, Owings Mills, Maryland, on       ,            , 2025 at 10:00 a.m., local time.
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The purpose of the Special Meeting will be to allow for shareholders to vote to approve the sale of substantially all of the Company’s assets and subsequent dissolution, as well as the other matters set forth below.

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The Company’s Board has unanimously approved the proposals submitted for consideration and the Company has estimated that the distribution to shareholders following affirmative votes “FOR” the proposals will be between $2.51 and $2.58 per share, which represents a premium of 83% to 88% over the closing price of the Company’s common stock on October 29, 2024, the day the Purchase Agreement (defined below) for the Asset Sale was signed.

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The proposals to approve the sale of substantially all of the Company’s Assets, dissolution, and other measures will require the affirmative vote of the holders of two-thirds (66.67%) of the outstanding shares of our common stock.

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In lieu of, or prior to, attending the special meeting, shareholders may vote by Proxy using the procedures described below. Proxy votes must be received before the Special Meeting to be counted.

At the Special Meeting, you will be asked to consider and vote upon (i) a proposal to approve the sale of substantially all of the Company’s assets (the “Asset Sale”) to Feit Electric Company, Inc., a California corporation (“Feit Electric”), pursuant to an Asset Purchase Agreement dated October 29, 2024 (the “Purchase Agreement”), (ii) a proposal to approve the voluntary dissolution and liquidation of the Company (the “Dissolution”) pursuant to a Plan of Dissolution (the “Plan of Dissolution”), which, if approved, will authorize the Company to liquidate and dissolve the Company in accordance with the Plan of Dissolution, but subject to the Company’s ability to abandon or delay the Plan of Dissolution in accordance with the terms thereof (such proposal, (iii) a proposal to approve the amendment to the Company’s Articles of Incorporation (or “Charter”) to change the name of the Company from “Universal Security Instruments, Inc.” to [“         ”] (the “Charter Amendment”), (iv) a proposal to grant discretionary authority to our Board of Directors (the “Board”) to adjourn the special meeting to a later date (the “Adjournment Authority”), if necessary or appropriate, to allow for the solicitation of additional proxies in the event that there are insufficient shares present virtually or represented by proxy voting in favor of the Asset Sale, the Plan of Dissolution, and/or the Charter Amendment, and (v) such other business as may properly come before the Special Meeting or any adjournments, postponements or continuations thereof.
THE PROPOSALS TO APPROVE THE ASSET SALE, THE SUBSEQUENT DISSOLUTION AND LIQUIDATION OF THE COMPANY PURSUANT TO THE PLAN OF DISSOLUTION, AND THE CHARTER AMENDMENT REQUIRE THE AFFIRMATIVE VOTE OF THE HOLDERS OF TWO-THIRDS (66.67%) OF THE OUTSTANDING SHARES OF OUR COMMON STOCK. THEREFORE, IT IS VERY IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE SPECIAL MEETING.
The Asset Sale contemplated by the Purchase Agreement is the result of a broad review of strategic alternatives by our Board and is conditioned on shareholder approval. The effectiveness of the Plan of Dissolution is conditioned upon the consummation of the Asset Sale; provided, however, that our Board has reserved the right, in its sole discretion, to the extent permitted by Maryland law, to abandon or delay

i

implementation of the Plan of Dissolution, in order, for example, to permit the Company to consider and pursue any other strategic transactions that may arise and be in the best interests of our shareholders. The Charter Amendment proposal is conditioned on approval of the Asset Sale. The Adjournment Authority proposal is not conditioned upon the approval of any other proposal set forth in the enclosed proxy statement (the “Proxy Statement”). Shareholders do not have dissenters’ rights of appraisal in connection with the Asset Sale or the Plan of Dissolution.
If shareholders do not approve the Plan of Dissolution, we will continue our corporate existence and our Board will continue to explore strategic alternatives for returning capital to our shareholders in a manner intended to maximize value. In addition, and given that shareholder approval of a plan of dissolution is required to consummate the Asset Sale pursuant to the Purchase Agreement, our Board may determine that it is in the best interests of the Company and our shareholders to resubmit the Plan of Dissolution to shareholders for reconsideration and approval in the future. If the Asset Sale is approved, the Company anticipates that it will deregister its shares of common stock under Section 12(b), and suspend its periodic reporting obligations under Section 15(d) of the Securities Exchange Act of 1934, as amended. Further, the Company expects that it will be delisted from the NYSE MKT LLC Stock Exchange (the “NYSE”) following the consummation of the Asset Sale. Following deregistration and delisting, shareholders will have limited public information regarding the status of our business and there will likely not be an active trading market for the Company’s common stock.
The enclosed Proxy Statement provides you with detailed information about the Special Meeting and the proposals submitted for approval. In particular, please review the matters referred to under “Risk Factors” starting on page [   ] for a discussion of the risks related to the Asset Sale and the liquidation and dissolution of the Company. We encourage you to read the Proxy Statement and all annexes thereto carefully and in their entirety. You may also obtain additional information about us from documents we have filed with the Securities and Exchange Commission, which are available without charge through the Securities and Exchange Commission’s website at http://www.sec.gov.
Your vote is extremely important, regardless of the number of shares you own. The affirmative votes of two-thirds (66.67%) of the outstanding shares of common stock are required to approve the proposals. Instead of mailing a printed copy of our proxy materials to all of our shareholders, we provide access to these materials via the Internet. This reduces the amount of paper necessary to produce these materials as well as the costs associated with mailing these materials to all shareholders. Accordingly, on or about [           ], 2024, we will begin mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) to all shareholders of record on our books at the close of business on the Record Date for the Special Meeting and will post our proxy materials on the website referenced in the Notice. As more fully described in the Notice, shareholders may choose to access our proxy materials on the website referred to in the Notice or may request to receive a printed set of our proxy materials. In addition, the Notice and website will provide information regarding how you may request to receive proxy materials in printed form by mail, or electronically by email, on an ongoing basis.
If you are a shareholder of record, you may vote in one of the following ways:
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Vote over the Internet, by going to www.proxyvote.com (have your Notice or proxy card in hand when you access the website);

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Vote by mail, if you requested and received a printed copy of the proxy materials, by returning the enclosed proxy card (signed and dated) in the postage prepaid and preaddressed envelope provided;

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Attend the Special Meeting and vote in person.

If you hold your shares through a bank, broker, or other nominee (in “street name”), you will receive instructions from your bank, broker, or other nominee that you must follow in order to have your shares voted. Your bank, broker, or other nominee will only be permitted to vote your shares held in street name if you instruct them how to vote. The failure to instruct your bank, broker, or other nominee how to vote your shares will have the same effect as a vote “AGAINST” the proposal to approve the Asset Sale, the proposal to approve the Plan of Dissolution, and the proposal to approve the Charter Amendment, but will not have an effect on the proposal to adjourn the Special Meeting to a later date. Please vote your shares in accordance with those instructions.

IF YOU PLAN TO ATTEND: To be admitted to the Special Meeting, you must present acceptable identification and your name must appear on the shareholder list the Company will have available from its transfer agent.
The Company’s Board has unanimously approved the Asset Sale pursuant to the Purchase Agreement, the dissolution of the Company pursuant to the Plan of Dissolution, and the Charter Amendment, in each case as being in the best interests of the Company and its shareholders. The Board recommends that you vote “FOR” each of these proposals and “FOR” the Adjournment Authority proposal.
If you have any questions concerning the Asset Sale, the Purchase Agreement, the Plan of Dissolution, the Dissolution, the Charter Amendment, the Special Meeting or the Proxy Statement, or would like additional copies of the Proxy Statement or need help voting your shares, please contact our proxy solicitor:
New York, New York
Call Toll-Free (800)
Email:            @                 .com
Whether or not you expect to attend the Special Meeting, we urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the Special Meeting. Promptly voting your shares will save the Company the expense and extra work of additional solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed if you requested and received a printed copy of the proxy materials and you wish to vote by mail. Submitting your proxy now will not prevent you from voting your shares at a later date if you desire to do so, as your proxy is revocable at your option. All votes must be received by            , 2025 at 10:00am to be counted. Your vote is important, so please act today!
By Order of the Board of Directors.
President and Chief Executive Officer
Owings Mills, Maryland
           , 2024

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
Universal Security Instruments, Inc.
11407 Cronhill Drive, Suite A
Owings Mills, Maryland 21117
Special Meeting of Shareholders
to be held             , 2025
To the Shareholders of Universal Security Instruments, Inc.:
You are cordially invited to attend the Universal Security Instruments, Inc., a Maryland corporation (the “Company”), Special Meeting of Shareholders, or the Special Meeting. The Special Meeting will be held at the offices of the Company, 11407 Cronhill Drive, Suite A, Owings Mills, Maryland, on      ,         , 2025 at 10:00 a.m., local time.
The Special Meeting will be held for the following purposes:
1.
To consider and vote upon a proposal to approve the sale of substantially all of the assets of the Company (the “Asset Sale”), pursuant to the Asset Purchase Agreement dated October 29, 2024 by and between USI and Feit Electric (the “Purchase Agreement”). This proposal is referred to as the “Asset Sale Proposal.”

2.
To approve the liquidation and dissolution of the Company (the “Dissolution”), pursuant to the Plan of Complete Liquidation and Dissolution (the “Plan of Dissolution”), which, if approved, will authorize the Company to liquidate and dissolve the Company in accordance with the Plan of Dissolution. This proposal is referred to as the “Dissolution Proposal.”

3.
To approve an amendment to the Company’s Articles of Incorporation changing the name of the Company from “Universal Security Instruments, Inc.” to “                 ”. This proposal is referred to as the “Charter Amendment Proposal.”

4.
To grant discretionary authority to our Board of Directors (the “Board” or the “Board of Directors”) to adjourn the Special Meeting, even if a quorum is present, to solicit additional proxies in the event that there are insufficient shares present virtually or represented by proxy voting in favor of either the Asset Sale Proposal or the Dissolution Proposal (the “Adjournment Authority”). This proposal is referred to as the “Adjournment Proposal.”

5.
To transact such other business as may properly come before the Special Meeting.

These items of business are more fully described in the Proxy Statement accompanying this notice. The record date for the Special Meeting is [           ], 2024. Only holders of record of the Company’s common stock at the close of business on that date are entitled to notice of and may vote at the Special Meeting or any adjournment thereof.
The Board of Directors of the Company, after considering the factors more fully described in the Proxy Statement, unanimously recommends, on behalf of the Company, that you vote: (1) “FOR” the approval of the Asset Sale Proposal; (2) “FOR” the approval of the Dissolution Proposal; (3) “FOR” the approval of the Charter Amendment Proposal; and (4) “FOR” the approval of the Adjournment Proposal.
The Proxy Statement provides detailed information about the Special Meeting, the Asset Sale, the Dissolution, and the proposals as well as the actions and determinations of our Board of Directors in connection with its evaluation of the Asset Sale, the Purchase Agreement, the Plan of Dissolution, and the Dissolution. A copy of the Purchase Agreement is attached as Annex A to the Proxy Statement, a copy of the Plan of Dissolution is attached as Annex B to the Proxy Statement, and a copy of the Charter Amendment is attached as Annex D to the Proxy Statement. We urge you to read the Proxy Statement, the Purchase Agreement, the Plan of Dissolution, and the Charter Amendment carefully in their entirety as they contain important information about, among other things, the Asset Sale and the Dissolution and how both affect you.

You should carefully read and consider the entire Proxy Statement and its annexes.
To be admitted to the Special Meeting, you must present acceptable identification and your name must appear on the shareholder list the Company will have available from its transfer agent. Whether or not you plan to attend the Special Meeting, please sign, date, and return, as promptly as possible, the enclosed proxy card in the accompanying prepaid reply envelope or grant your proxy electronically over the Internet (using the instructions provided in the enclosed proxy card). If you attend, and vote at, the Special Meeting, then your vote at the Special Meeting will revoke any proxy that you have previously submitted.
If you hold your shares of USI common stock in “street name,” you should instruct your bank, broker, or other nominee how to vote your shares in accordance with the voting instruction form that you will receive from your bank, broker or other nominee. Your bank, broker or other nominee cannot vote on any of the Proposals, including the Asset Sale Proposal, Dissolution Proposal, and Charter Amendment Proposal without your instructions.
If you have any questions concerning the Asset Sale, the Purchase Agreement, the Plan of Dissolution, the Dissolution, the Charter Amendment, the Special Meeting, or the Proxy Statement, or would like additional copies of the Proxy Statement or need help voting your shares, please contact our proxy solicitor:
New York, New York
(212)         (Call Collect) or
Call Toll-Free (800)
Email:         @           .com
Important Notice Regarding the Availability of Proxy Materials for
the Special Meeting of Shareholders to be held on          , 2025
Pursuant to rules and regulations adopted by the Securities and Exchange Commission, we have elected to provide access to our proxy materials over the Internet, allowing us to provide the information shareholders need, while lowering delivery and printing expenses. On or about          , 2024, we will mail to our shareholders a notice containing instructions on how our shareholders may access online this Notice, our Proxy Statement for the Special Meeting, and the accompanying Proxy Card, which will be available on the following website: [http://www.                 .com].
On behalf of our Board of Directors, I thank you for your support and appreciate your consideration of these matters.
By Order of the Board of Directors.
President and Chief Executive Officer
Owings Mills, Maryland
           , 2024
Neither the United States Securities and Exchange Commission nor any state securities commission has approved or disapproved of the Asset Sale or the Dissolution, passed upon the merits of the Asset Sale or the Dissolution or passed upon the adequacy or accuracy of the information contained in this Proxy Statement and any documents incorporated by reference. Any representation to the contrary is a criminal offense.
The accompanying Proxy Statement is dated          , 2024 and, together with the enclosed form of proxy card, is first being mailed to our shareholders on or about such date.

v

UNIVERSAL SECURITY INSTRUMENTS, INC.
11407 CRONHILL DRIVE, SUITE A
OWINGS MILLS, MARYLAND 21117
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD         , 2025

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
UNIVERSAL SECURITY INSTRUMENTS, INC.
11407 CRONHILL DRIVE, SUITE A
OWINGS MILLS, MARYLAND 21117
(410) 363-3000
PROXY STATEMENT
FOR THE SPECIAL MEETING OF SHAREHOLDERS
To Be Held On            , 2025
SUMMARY
The following is a summary of selected information contained in this Proxy Statement (this “Proxy Statement”) relating to the Purchase Agreement, the Asset Sale, the Plan of Dissolution, and the Dissolution, and does not contain all the information that is important to you. For a more complete description of the terms of the Purchase Agreement and the Plan of Dissolution (each as defined below), please refer to the sections titled “Proposal 1: The Asset Sale — Summary of the Purchase Agreement” and “Proposal 2: The Dissolution — Summary of the Plan of Dissolution” and “— Dissolution Process,” respectively, beginning on pages [      ] and [      ] of this Proxy Statement, respectively, and the Purchase Agreement itself, a copy of which is included as Annex A to this Proxy Statement, and the Plan of Dissolution itself, a copy of which is included as Annex B to this Proxy Statement. Each item in this summary includes a page reference directing you to a more complete description of that topic. We urge you to carefully read this Proxy Statement, the annexes to this Proxy Statement and the documents referred to or incorporated by reference in this Proxy Statement in their entirety before you decide whether to vote to approve the Asset Sale and the Plan of Dissolution. As used in this Proxy Statement, unless the context otherwise requires, the terms “we,” “us,” “our,” “the Company,” refer to Universal Security Instruments, Inc., a Maryland corporation, and “USI” refers to the Company and its wholly-owned subsidiary, USI Electric, Inc., a Texas corporation (“USI Electric”).
The Special Meeting (see page    )
A special meeting of our shareholders, or the Special Meeting, will be held on            , 2025 at 10:00 a.m. Eastern Time at the offices of the Company, 11407 Cronhill Drive, Suite A, Owings Mills, Maryland. At the Special Meeting, you will be asked to consider and vote upon proposals to:
1.
To consider and vote upon a proposal to approve the sale of substantially all of the assets of the Company (the “Asset Sale”), pursuant to the Asset Purchase Agreement dated October 29, 2024 by and between USI and Feit Electric (the “Purchase Agreement”). This proposal is referred to as the “Asset Sale Proposal.”

2.
To approve the liquidation and dissolution of the Company (the “Dissolution”), pursuant to the Plan of Complete Liquidation and Dissolution (the “Plan of Dissolution”), which, if approved, will authorize the Company to liquidate and dissolve the Company in accordance with the Plan of Dissolution. This proposal is referred to as the “Dissolution Proposal.”

3.
To approve an amendment to the Company’s Articles of Incorporation changing the name of the Company from “Universal Security Instruments, Inc.” to “           ”. This proposal is referred to as the “Charter Amendment Proposal.”

4.
To grant discretionary authority to our Board of Directors (the “Board” or the “Board of Directors”) to adjourn the Special Meeting, even if a quorum is present, to solicit additional proxies in the event that there are insufficient shares present virtually or represented by proxy voting in favor of either the Asset Sale Proposal or the Dissolution Proposal (the “Adjournment Authority”). This proposal is referred to as the “Adjournment Proposal.”

5.
To transact such other business as may properly come before the Special Meeting.

The Parties to the Asset Sale (see page    )
Universal Security Instruments, Inc. and USI Electric, Inc.
The Company designs and markets a variety of popularly priced safety products, consisting primarily of smoke alarms, carbon monoxide alarms, and related products. Most of our products require minimal installation, are designed for easy installation by the consumer without professional assistance, and are sold through retail stores. We also market products to the electrical distribution trade through our wholly owned subsidiary, USI Electric. The electrical distribution trade includes electrical and lighting distributors as well as manufactured housing companies. Products sold by USI Electric usually require professional installation.
The Company was incorporated in Maryland in 1969. Our principal executive office is located at 11407 Cronhill Drive, Suite A, Owings Mills, Maryland 21117, and our telephone number is 410-363-3000. Information about us may be obtained from our website at www.universalsecurity.com. Copies of our Annual Report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K, are available free of charge on our website as soon as they are filed with the Securities and Exchange Commission (SEC) through a link to the SEC’s EDGAR reporting system. Simply select the “Investor Relations” menu item, and then click on the “SEC Filings” link. The SEC’s EDGAR reporting system can also be accessed directly at www.sec.gov.
Feit Electric Company, Inc.
Feit Electric is a leading global manufacturer of lighting and smart home products. Feit Electric was incorporated as a California corporation on January 15, 1982. Its principal executive offices are located at 4901 Gregg Road, Pico Rivera, California 90660. Its telephone number is 562-463-2852 and its website address is www.feit.com.
The Asset Sale (see page    )
On October 29, 2024, we entered into the Purchase Agreement with Feit Electric. Upon the terms and subject to the satisfaction or waiver of the conditions of the Purchase Agreement, Feit Electric will acquire substantially all of the assets of USI (as more particularly defined in the Purchase Agreement, the “Acquired Assets”), as contemplated by and more fully described in the Purchase Agreement, a copy of which is attached as Annex A to this Proxy Statement.
Consideration for the Asset Sale
As consideration for our sale, transfer, and delivery of the Acquired Assets to Feit Electric pursuant to the Purchase Agreement and our other covenants and obligations thereunder, at the closing of the Asset Sale, the Company expects Feit Electric to pay cash consideration of $6,000,000, subject to certain upward or downward adjustments to the extent the value of the Eligible Inventory (as defined in the Purchase Agreement) at closing is more or less than $2,700,000. (the “Consideration”). Any outstanding indebtedness of USI as of the closing and all unpaid transaction costs and certain taxes will be paid from the purchase price.
Non-Solicitation; Other Offers
During the pendency of the Purchase Agreement, USI has agreed not to directly or indirectly, subject to certain limited exceptions as specified in the Purchase Agreement: solicit any third-party proposals that is or could lead to an Acquisition Proposal (as defined in the Purchase Agreement); engage in discussions, disclosures, or negotiations with third parties regarding any Acquisition Proposal, except to the extent required under applicable law; furnish any information to third parties that could reasonably be expected to lead to an Acquisition Proposal; enter into a letter of intent or agreement contemplating an Acquisition Proposal; amend or grant any waiver or release under any standstill or similar agreement with respect to any class of equity securities of USI; or take any action to make the provisions of any anti-takeover statute inapplicable to any transactions contemplated by a third party proposal for its acquisition.
However, in the event of receipt of a “Superior Proposal” (as defined in the Purchase Agreement) that leads the Board to determine in good faith, after consultation with outside legal counsel and other advisors, that changing its recommendation in favor of the Asset Sale is necessary in order to comply with the Board’s fiduciary duties to the shareholders under Maryland law, then the Board may, at any time prior to shareholder approval of the Asset Sale, withdraw its recommendation, if we provide prior written notice to Feit Electric of the Board’s intention to make a recommendation change and, with respect to a Superior Proposal, provide Feit Electric the opportunity to make certain adjustments to the Purchase Agreement to match the Superior Proposal. As described in the section titled Termination Fees below, USI will pay a termination fee of $200,000.00 plus Feit Electric’s reasonable and documented out-of-pocket fees and expenses to Feit Electric in the event that the Purchase Agreement is terminated by USI pursuant to a Superior Proposal Termination Event (as defined below).
Closing Conditions
Each party’s obligation to consummate the Asset Sale is subject to the satisfaction of certain closing conditions, including but not limited to: (i) the affirmative vote of the holders of two-thirds (66.67%) of the outstanding shares of USI; (ii) the accuracy of the representations and warranties made by each party at closing; (iii) all covenants and obligations of the parties have been complied with and performed; (iv) the absence of any injunctions, orders or applicable law that prevents consummation of the Asset Sale; (v) making or obtaining all necessary government filings, permits or consents relating to the Purchase Agreement or the Asset Sale; (vi) the absence of any material adverse effect; (vii) the receipt of certain required agreements, documents, and instruments, including but not limited to Harvey B. Grossblatt’s duly executed Consulting Agreement (as defined in the Purchase Agreement); and (viii) Feit Electric’s obtainment of satisfactory arrangements with the Offered Employees (as defined in the Purchase Agreement).
Termination
The Purchase Agreement may be terminated at any time prior to closing (i) by mutual written agreement of the Company and Feit Electric, (ii) by either party at any time after December 31, 2025, (iii) by either party if a governmental authority has issued a final order or decree that prohibits the transaction, (iv) by either party if we do not obtain shareholder approval of the Asset Sale at the Special Meeting (or any adjournment of the Special Meeting), (v) by a non-breaching party if the other party materially breached any of its representations, warranties, and covenants under the Purchase Agreement and such breach is not cured within a 30-day period, and (vi) by Feit Electric if, prior to obtaining shareholder approval of the Asset Sale, our Board changes its recommendation in respect of a Superior Proposal or authorizes USI to enter into an alternative agreement with respect to such Superior Proposal (a “Superior Proposal Termination Event”).
Termination Fees
If the Purchase Agreement is terminated for any of the reasons set forth in Sections 9.2(a) and (b) of the Purchase Agreement, USI will pay to Feit Electric a termination fee of $200,000 plus Feit Electric’s reasonable and documented out-of-pocket fees and expenses in connection with or related to the authorization, preparation, negotiation, execution, and performance of the Purchase Agreement and the Asset Sale.
Indemnification
USI does not have any indemnification obligations to Feit Electric after the closing except in the case of fraud.
Taxes
The Asset Sale, if consummated, will be a taxable transaction to the Company. It is anticipated, however, that the Company’s net operating loss carryforward will result in taxable income of approximately $[      ]. The Asset Sale will not be taxable to shareholders, although any cash distributions made by the Company to its shareholders may be a taxable event to the shareholders (see the section titled Material United States Federal Income Tax Consequences to Company Shareholders).
WE URGE EACH SHAREHOLDER TO SEEK TAX ADVICE BASED UPON ITS PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

Other Agreements Related to the Purchase Agreement (see page    )
In connection with the execution of the Purchase Agreement, the Company and Feit also entered into an Intellectual Property License and Distribution Agreement (the “License Agreement”) pursuant to which Feit Electric was granted a non-exclusive license to source certain product components containing USI intellectual property included in the Asset Sale and to market and sell such products to certain specified customers for a limited time in the event that the Asset Sale has not closed prior to December 31, 2024. The purpose of the License Agreement was to allow Feit Electric to start the several months’ long process of building inventory for sale to certain Feit customers so that those customers can be serviced soon after the expected closing. These certain customers have been historically unavailable to USI due to the capital and volume commitments necessary to sell products to them. Commencing in the first month following the date of Feit Electric’s first sale of a product under the License Agreement through the closing date of the Asset Sale, Feit Electric will pay to the Company a license fee of $40,000 per month. Upon closing of the Asset Sale, the License Agreement will terminate. In the event the Asset Sale is not approved by shareholders and USI subsequently transfers all of its intellectual property to a third party, the License Agreement may be terminated. The License Agreement may be terminated by Feit Electric at any time upon written notice.
The Plan of Dissolution (see page    )
On October 16, 2024, our Board of Directors unanimously approved, subject to shareholder approval of the Asset Sale and the Dissolution Proposal, the liquidation and dissolution of the Company pursuant to the Plan of Dissolution. If the Dissolution Proposal is approved by our shareholders, our Board will have sole discretion to determine when (at such time as they deem appropriate following shareholder approval of the Asset Sale and Dissolution) to proceed with the Dissolution. Following approval by our shareholders and the closing of the Asset Sale, we will liquidate any remaining assets, satisfy or make reasonable provision for our remaining obligations, and make distributions to our shareholders of available proceeds. Our Board intends to seek to distribute funds to our shareholders as quickly as possible, as permitted by the Maryland General Corporation Law (“MGCL”) and the Plan of Dissolution, and our Board will take all reasonable actions to optimize the distributable value to our shareholders.
If the Asset Sale Proposal is not approved by our shareholders, our Board and management will continue to explore other strategic alternatives. The terms of any strategic alternatives may be less favorable to us than the terms of the Asset Sale and there can be no assurance that we will be able to reach agreement with or complete an alternative transaction with another party.
For additional information, please refer to the section titled Proposal 1: The Asset Sale — Background for the Asset Sale and the Dissolution.
Reasons for the Asset Sale and Dissolution (see page    )
Our Board of Directors believes that effecting the Asset Sale pursuant to the Purchase Agreement is advisable and in the best interests of the Company and our shareholders. In reaching its decision to unanimously approve the Purchase Agreement and to recommend that our shareholders vote to approve the Asset Sale, our Board, in consultation with our management and financial, accounting, legal, and tax advisors, considered a number of factors, including the risks described in the section titled Risk Factors beginning on page [   ] of this Proxy Statement.
The Asset Sale is the result of a broad review of strategic alternatives by the Board. As disclosed in the Company’s SEC filings and other public announcements, management and the Board have been actively considering strategic alternatives for several years. At meetings of the Board held on April 15, 2024, August 14, 2024, and October 16, 2024, the Board discussed Feit Electric’s offer and in the October 16, 2024 meeting, resolved to adopt and approve the Purchase Agreement and the transactions contemplated thereby and to recommend to the Company’s shareholders that they vote for the approval of the Asset Sale and subsequent Dissolution. In the course of reaching its determinations, the Board consulted with our management, our financial advisor, Kidron Capital Securities LLC (“Kidron”), and our legal advisors, Neuberger, Quinn, Gielen, Rubin & Gibber, P.A., and considered a number of substantive factors, both positive and negative, as well as the potential benefits and detriments of the Asset Sale. The Board believes that, taken as a whole, the following factors support its decision to approve the Asset Sale and subsequent Dissolution and outweigh the potential risks:
•
USI’s business, operational and financial prospects, and the limited upside value available to the Company’s shareholders if USI continues as an independent stand-alone business;

•
the competitive landscape in USI’s market, the need for significant capital to generate significant growth and USI’s limited sources for such capital;

•
ongoing import and supply chain challenges, the increased costs resulting from such challenges, and the projected duration of the current supply chain issues;

•
USI’s management and succession planning;

•
the cash consideration purchase price and premium per share over the recent price of the Company’s common stock;

•
the Board’s conclusion that the Asset Sale provides existing shareholders an opportunity to receive full value for the business of USI through a cash dividend from the net proceeds of the Asset Sale;

•
the opinion delivered by Kidron to the Board that the estimated $2.51 per share consideration from the Asset Sale pursuant to the Purchase Agreement to be paid to the Company’s shareholders (other than the Feit Electric and its affiliates) is fair from a financial point of view;

•
the likelihood that the Asset Sale will be completed, including the limited number and nature of the conditions to the parties’ obligations to consummate the transaction and the likelihood that those conditions would be satisfied; and

•
The Board also considered the recent results of operations and financial conditions of the Company, including:

•
the perceived value of the Company reflected in the price of its common stock;

•
the limited upside value risks associated with continuing to operate the Company on a stand-alone basis; and

•
the current financial market conditions and historical market prices, volatility, and trading information with respect to the Company’s common stock.

For additional information on the factors considered by our Board, please refer to the section titled Proposal 1: The Asset Sale — Reasons for the Asset Sale Proposal.
Our Board of Directors believes that the liquidation and dissolution pursuant to the Plan of Dissolution is advisable and in the best interests of the Company and our shareholders. In reaching its decision to unanimously approve the Plan of Dissolution and to recommend that our shareholders vote to approve the Dissolution, our Board, in consultation with our management and financial, accounting, legal and tax advisors, considered a number of factors, including the risk described in the section titled Risk Factors beginning on page [   ] of this Proxy Statement. For additional information on the factors considered by our Board, please refer to the section titled Proposal 2: The Dissolution — Reasons for the Dissolution.
Vote Required for the Asset Sale Proposal and Dissolution Proposal (see page    )
The affirmative vote of the holders of two-thirds (66.67%) of the voting power of all outstanding shares of the Company’s common stock entitled to vote thereon at the Special Meeting is required to approve each of the Asset Sale Proposal and Dissolution Proposal. Only shares present in person or represented by proxy at the Special Meeting will be able to be voted.
Opinion of Kidron Capital Securities LLC (see page    )
The Company retained Kidron as its financial advisor in connection with a potential transaction. Separately, upon the Company’s determination to proceed with the Asset Sale, the Company also retained Kidron to evaluate whether the consideration to be received in connection with the Asset Sale by the holders of shares of the Company’s common stock (other than Feit Electric or its affiliates) was fair, from a financial point of view, to such holders. The Company selected Kidron to act as the Company’s financial advisor based on Kidron’s qualifications, expertise, reputation, and knowledge of the business and affairs of the Company. Kidron has provided its written consent to the reproduction of its opinion in this Proxy Statement. At a meeting of the Company’s Board held on October 16, 2024, Kidron rendered its oral opinion, subsequently confirmed by delivery of its written opinion, dated October 16, 2024, to the Company’s Board that, as of the date of the written opinion and based upon and subject to the factors and assumptions set forth therein, the estimated $2.51 cash per share of the Company’s common stock to be paid to the holders (other than the Feit Electric and its affiliates) of such shares in connection with the Asset Sale pursuant to the Purchase Agreement was fair, from a financial point of view, to such holders.
The full text of the written opinion of Kidron, which sets forth, among other things, the assumptions made, procedures followed, matters considered, and limitations on the review undertaken in connection with the opinion, is attached as Annex C and is incorporated by reference herein. The summary of the opinion of Kidron set forth in this Proxy Statement is qualified in its entirety by reference to the full text of such opinion. As noted above, Kidron separately provided advisory services for the information and assistance of the Company’s Board in connection with its consideration of various potential transactions, including the Asset Sale. Kidron’s written opinion was addressed to the Board in connection with the consideration to be paid to the Company’s shareholders (other than Feit Electric and its affiliates) in connection with the proposed Asset Sale and did not address any other aspect of the Asset Sale. Kidron expressed no opinion as to the fairness of the consideration to the holders of any other class of securities, creditors or other constituencies of the Company or as to the underlying decision by the Company to engage in the proposed Asset Sale. The issuance of Kidron’s opinion was approved by a fairness committee of Kidron. The opinion does not constitute a recommendation to any shareholder of the Company as to how such shareholder should vote with respect to the proposed Asset Sale, the Plan of Dissolution, or any other matter. The holders of the Company’s common stock should read the opinion carefully in its entirety.
For more information, see the section titled Proposal 1: The Asset Sale — Opinion of Kidron Capital Securities LLC beginning on page [   ].
Our Board of Directors’ Recommendation for the Asset Sale Proposal (see page [   ])
Our Board unanimously (i) determined that the Purchase Agreement and the other agreements contemplated in the Purchase Agreement, the Asset Sale and the other transactions contemplated thereby, are fair to, and in the best interests of, the Company and its shareholders, and has declared it advisable to enter into the Purchase Agreement with Feit Electric, and (ii) adopted resolutions approving the Purchase Agreement, the Asset Sale, and the consummation of the other transactions contemplated by the Purchase Agreement, and has recommended to the Company’s shareholders to vote at the Special Meeting for the adoption of a resolution approving the sale of substantially all of USI’s assets pursuant to, and on the terms and conditions set forth in, the Purchase Agreement.
Our Board of Directors’ Recommendation for the Dissolution Proposal (see page    )
Our Board unanimously adopted resolutions approving the Dissolution and has recommended to the Company’s shareholders to vote at the Special Meeting for the adoption of a resolution approving the Plan of Dissolution and Dissolution.
Net Proceeds and Estimated Distribution to Shareholders from the Asset Sale (see page    )
As consideration for our sale, transfer, and delivery of the Acquired Assets to Feit Electric pursuant to the Purchase Agreement and our other covenants and obligations thereunder, at the closing of the Asset Sale, the Company expects Feit Electric to pay cash consideration of $6,000,000, subject to certain upward or downward adjustments to the extent the value of the Eligible Inventory (as defined in the Purchase Agreement) at closing is more or less than $2,700,000. USI expects to have cash from operations plus proceeds from sales of inventory not purchased by Feit Electric and collections on outstanding receivables which the Company will collect in the ordinary course following the closing. The total cash the Company expects to have is approximately $11,100,000 from which USI’s outstanding indebtedness, unpaid transaction expenses, taxes, ongoing operating expenses and employee obligations will be paid. The net amount expected to be available for distribution to shareholders is approximately between $5,800,000 and $5,960,000, or approximately $2.51 to $2.58 per share. However, there can be no assurance at this time of the exact amount which will be available to our shareholders for distribution (see the Risk Factor subsection titled The amount of net proceeds that we will receive from the Transaction is subject to uncertainties).
Assuming the Plan of Dissolution is approved by shareholders, we plan to distribute, in one or more distributions (with potential subsequent distributions thereafter), a portion of the net proceeds from the Asset Sale, which may include a portion of the Company’s other cash on its balance sheet, less a contingency reserve for remaining costs and liabilities. The amount and timing of the distributions to shareholders will be determined by the Board in its sole discretion, subject to the provisions of the Plan of Dissolution. On the basis described in this Proxy Statement and depending upon the various strategic and timing considerations described below, the Board anticipates that the amount of total distribution to shareholders from the Asset Sale would range from approximately $2.51 to $2.58 per share of common stock, which represents a premium of 83% to 88% over the closing price of the Company’s common stock on October 29, 2024, the day the Purchase Agreement was signed. However, there can be no assurance as to the timing and amount of distributions to shareholders, even if all of our remaining assets are sold, because there are many factors, some of which are outside of our control, that could affect our ability to make such distributions in the future. Further, the Board may, in its sole discretion, take into account the timing of liquidating distributions or potential transactions when determining whether to make an initial distribution to shareholders following the consummation of the Asset Sale, if approved. If the Board, in its sole discretion, determines to promptly proceed with liquidating the Company’s assets pursuant to the Plan of Dissolution, if approved, then the Board may, in its sole discretion, elect not to proceed with initial distributions prior to such liquidating distributions due to the administrative costs and burdens involved in making initial distributions.
In the event that our shareholders approve the Asset Sale but do not approve the Plan of Dissolution, we will still seek to complete the Asset Sale if the other conditions to closing are satisfied or waived, including but not limited to the condition requiring the Company’s dissolution to be approved by the Company’s shareholders. In that event, the Company will have transferred substantially all of its operating assets to Feit Electric and will have limited operations and working capital resources to generate revenue and to fund its ongoing expenses. With limited assets with which to generate revenues and no Plan of Dissolution approved, the Company anticipates that it would use its cash to pay ongoing operating expenses, and the Board would convene to determine whether to make any distributions to shareholders. The Board would have to evaluate the alternatives available to the Company, including, among other things, acquiring other businesses, investing the cash received from the Asset Sale in another operating business, or engaging in a subsequent reverse merger or recapitalization or similar transaction. In the event that we make a distribution outside of the Plan of Dissolution, our shareholders could incur an increased shareholder-level tax liability from such distribution (see the section titled Material United States Federal Income Tax Consequences to Company Shareholders).
Appraisal Rights in Respect of the Asset Sale (see page    )
Under Maryland law, our shareholders are not entitled to appraisal rights in connection with the Asset Sale.
Interests of Directors and Executive Officers in the Asset Sale and Plan of Dissolution (see page    )
In considering the recommendation of our Board of Directors, you should be aware that our directors and executive officers may have interests in the Asset Sale Proposal and Dissolution Proposal that are different from or in addition to your interests as a shareholder and that may present actual or potential conflicts of interest. Our Board was aware of these interests and considered them, among other matters, in approving the Purchase Agreement, and the transactions contemplated thereby, and the Plan of Dissolution in determining to recommend that our shareholders vote “FOR” the approval of the Asset Sale pursuant to the Purchase Agreement and the Plan of Dissolution. You should consider these and other interests of our directors and executive officers that are described in this Proxy Statement.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING, THE ASSET SALE, THE PLAN OF DISSOLUTION, AND THE CHARTER AMENDMENT
The following questions and answers are intended to address briefly some commonly asked questions regarding the Asset Sale, the Purchase Agreement, the Plan of Dissolution, and the Special Meeting. These questions and answers may not address all questions that may be important to you as a shareholder of the Company. Please refer to the “Summary Term Sheet” beginning on page 2 and the more detailed information contained elsewhere in this Proxy Statement, the annexes to this Proxy Statement and the documents referred to or incorporated by reference in this Proxy Statement. See “Where You Can Find Additional Information; Incorporation By Reference” beginning on page 63.
Q:
What is a proxy statement?

A:
A proxy statement is a document that we are required by regulations of the U.S. Securities and Exchange Commission (the “SEC”) to give you when we ask you to sign a proxy card designating Harvey B. Grossblatt as proxy to vote on your behalf.

Q:
Why did I receive these materials?

A:
The Board is soliciting your proxy to vote at the Special Meeting for the purpose of, among other things, obtaining shareholder approval for the Asset Sale, Charter Amendment, and the Plan of Dissolution. The Company is a Maryland corporation, and, pursuant to the provision of the MGCL, a Maryland corporation is required to obtain the approval of the holders of two-thirds (66.67%) of the corporation’s outstanding stock entitled to vote thereon:

•
for the sale of all or substantially all of its assets (MGCL Section 3-105);

•
to amend its charter to change the name of the corporation (MGCL Section 2-604); and

•
to approve the dissolution of the corporation (MGCL Section 3-403).

Additionally, approval of the Asset Sale by holders of two-thirds (66.67%) of our issued and outstanding common stock is a closing condition under the Purchase Agreement.
Q:
What does it mean if I receive more than one set of proxy materials?

A:
A proxy statement is a document that we are required by regulations of the SEC to give you when we ask you to sign a proxy card designating Harvey B. Grossblatt as proxy to vote on your behalf. If you are the Record Owner of your shares (see next Question), you will receive a proxy statement from the Company. If you also are the Beneficial Owner of shares registered in “street name” (see next Question), you may receive an additional proxy statement from your stockbroker.

Q:
What is the difference between holding shares as a Record Holder and as a Beneficial Owner (holding shares in street name)?

A:
If your shares are registered in your name with our transfer agent, Computershare, you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company. If your shares are held in a stock brokerage account, a bank, or other holder of record, you are considered the “beneficial owner” of those shares held in “street name”. If your shares are held in street name, these proxy materials have been forwarded to you by that organization. The organization holding your account is considered to be the shareholder of record for purposes of voting at the Special Meeting. As the beneficial owner, you have the right to instruct this organization on how to vote your shares. See “What happens if I do not give specific voting instructions?” below for information on how shares held in street name will be voted without instructions provided.

Q:
When and where is the Special Meeting?

A:
The Special Meeting will be held at the offices of the Company, 11407 Cronhill Drive, Suite A, Owings Mills, Maryland, on [                 ], 2024 at 10:00 a.m., local time.

Q:
Who is entitled to vote at the Special Meeting?

A:
The Board has fixed the close of business on [           , 2024] as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. On the Record Date, there were 2,312,887 shares of common stock issued and outstanding. Each share of common stock represents one vote that may be voted on each proposal that may come before the Special Meeting.

Q:
Who may attend the Special Meeting?

A:
Only record holders and beneficial owners of our common stock, or their duly authorized proxies, may attend the Special Meeting. If your shares of common stock are held in street name, you will need to provide a copy of a brokerage statement or other documentation reflecting your stock ownership as of the Record Date.

Q:
How many votes do I have?

A:
On each matter to be voted upon, you have one vote for each share of common stock you own as of the close of business on the Record Date.

Q:
What constitutes a quorum?

A:
To carry on business at the Special Meeting, we must have a quorum. A quorum is present when at least a majority of the shares entitled to vote, as of the Record Date, are represented in person or by proxy. Thus, 1,156,445 shares must be represented in person or by proxy to have a quorum at the Special Meeting. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank, or other nominee). Abstentions and broker non-votes will be counted towards the quorum requirement. Shares of the Company’s common stock owned by the Company are not considered outstanding or considered to be present at the Special Meeting. If there is not a quorum at the Special Meeting, our shareholders present and entitled to vote at the Special Meeting may adjourn the Special Meeting to a future date as allowed under applicable law.

Q:
What am I being asked to vote on at the Special Meeting?

A:
You will be asked to consider and vote upon the following proposals:

1.
to approve the sale of USI’s assets to Feit Electric, pursuant to the Purchase Agreement;

2.
to approve the voluntary dissolution and liquidation of the Company pursuant to the Plan of Dissolution which, if approved, will authorize the Company to liquidate and dissolve the Company in accordance with the Plan of Dissolution, but subject to the Company’s ability to abandon or delay the Plan of Dissolution in accordance with the terms thereof;

3.
to approve an amendment to the Company’s Articles of Incorporation (also known as a charter) changing the Company’s name to [                 ];

4.
to grant discretionary authority to our Board to adjourn the Special Meeting to a later date, if necessary or appropriate, to allow for the solicitation of additional proxies in favor of the proposals if there are insufficient shares present in person or represented by proxy voting in favor of the Asset Sale, the Plan of Dissolution, or the Charter Amendment; and

5.
to transact such other business as may properly come before the Special Meeting.

Q:
How does the Board recommend that I vote?

A:
After careful consideration of a variety of factors described in this Proxy Statement, the Board unanimously recommends that you vote “FOR” the proposal to approve the Asset Sale, “FOR” the proposal to approve the Dissolution pursuant to the Plan of Dissolution, “FOR” the proposal to change the name of the Company, and “FOR” the Board’s Adjournment Authority to adjourn or postpone the Special Meeting,

if necessary. You should read “The Asset Sale (Proposal No. 1) — Reasons for the Asset Sale” beginning on page     for a discussion of the factors that the Board considered in deciding to recommend approval of the Asset Sale and “The Plan of Dissolution (Proposal No. 2) — Reasons for Dissolution” on page     for a discussion of the factors that the Board considered in deciding to recommend approval of the Plan of Dissolution.
Questions about the Asset Sale
Q:
Who is buying USI’s assets and for what consideration?

A:
We are proposing that USI sell certain assets to Feit Electric. These assets (referred to in the Purchase Agreement as “Acquired Assets”), are substantially all of USI’s assets and include (i) all Company-branded inventory of UL 217 8th Edition smoke alarms and UL 217 8th Edition combination smoke/carbon monoxide alarms and up to $500,000 worth of carbon monoxide alarm (referred to in the Purchase Agreement collectively as “Eligible Inventory”), (ii) all approvals, permits, licenses, orders, registrations, certificates of governmental authorities and testing laboratories (e.g., Underwriters Laboratories and Electrical Testing Laboratories), and similar rights, (iii) all customer accounts, (iv) all of the Company’s intellectual property and rights thereto, including the names “Universal Security Instruments”, “USI Electric”, and all other names used in connection with the Company’s business, (v) all goodwill, and (vi) certain tangible personal property, contracts, and books and records.

As consideration for our sale, transfer, and delivery of the Acquired Assets to Feit Electric pursuant to the Purchase Agreement and our other covenants and obligations thereunder, at the closing of the Asset Sale, the Company expects Feit Electric to pay cash consideration of $6,000,000, subject to certain upward or downward adjustments to the extent the value of the Eligible Inventory (as defined in the Purchase Agreement) at closing is more or less than $2,700,000. Any outstanding indebtedness of USI as of the closing and all unpaid transaction costs and certain taxes will be paid from the purchase price.
The terms of the Purchase Agreement are more fully described below under “The Purchase Agreement” beginning on page [   ].
Q:
How did the Board determine to approve the Asset Sale and the consideration to be received pursuant to the Purchase Agreement?

A:
The Asset Sale pursuant to the Purchase Agreement is the result of a broad review of strategic alternatives by the Board. In the course of reaching the determination that the Consideration is fair and in the best interests of the Company and its shareholders, the Board consulted with our management and financial and legal advisors and considered a number of substantive factors, both positive and negative, and potential benefits and detriments of the Asset Sale.

Q:
What will the net proceeds from the Asset Sale be used for?

A:
The proceeds from the Asset Sale, cash available following collection of outstanding receivables and from sales of remaining inventory and all other cash of the Company will be used to repay USI’s indebtedness, transaction and other related expenses, all applicable taxes and USI’s ongoing expenses. The Company estimates that the net amount available to the Company following all of these collections and payments will be approximately between $5,800,000 to $5,960,000. (See the Risk Factors subsection titled The amount of net proceeds that we will receive from the Asset Sale is subject to uncertainties).

Assuming the Plan of Dissolution is approved by shareholders, we plan to distribute, in one or more distributions, the net proceeds from the Asset Sale, which may include a portion of the Company’s other cash on its balance sheet, and a contingency reserve for remaining costs and liabilities, after the filing of Articles of Dissolution with the Maryland State Department of Assessments and Taxation (“SDAT”). The amount and timing of the distributions to shareholders will be determined by the Board in its sole discretion, subject to the provisions of the Plan of Dissolution. On the basis described in this Proxy Statement and depending upon the various strategic and timing considerations described below, the Board anticipates that the amount of total distributions to shareholders from the Asset Sale would range from approximately $2.51 to $2.58 per share of common stock, which represents a premium of 83% to

88% over the closing price of the Company’s common stock on October 29, 2024, the day the Purchase Agreement was signed (see page [   ]). However, there can be no assurance as to the timing and amount of distributions to shareholders, even if all of our remaining assets are sold, because there are many factors, some of which are outside of our control, that could affect our ability to make such distributions in the future. If the Board, in its sole discretion, determines to promptly proceed with liquidating the Company’s assets pursuant to the Plan of Dissolution, if approved, then the Board may, in its sole discretion, elect not to proceed with initial distributions prior to such liquidating distributions due to the administrative costs and burdens involved in making initial distributions.
In the event that our shareholders approve the Asset Sale but do not approve the Plan of Dissolution, we will still seek to complete the Asset Sale if the other conditions to closing are satisfied or waived, including but not limited to the condition requiring the Company’s dissolution to be approved by the Company’s shareholders. In that event, USI will have transferred substantially all of its operating assets to Feit Electric and will have limited operations and working capital resources to generate revenue and to fund its ongoing expenses. With limited assets with which to generate revenues and no Plan of Dissolution approved, USI anticipates that it would use its cash to pay ongoing operating expenses, and the Board would convene to determine whether to make any distributions to shareholders. The Board would have to evaluate the alternatives available to USI, including, among other things, acquiring other businesses, investing the cash received from the Asset Sale in another operating business, or engaging in a subsequent reverse merger or recapitalization or similar transaction. In the event that we make a distribution outside of the Plan of Dissolution, our shareholders could incur an increased shareholder-level tax liability from such distribution (see the section titled Material United States Federal Income Tax Consequences to Company Shareholders).
Q:
What will happen if the Asset Sale is not approved by shareholders or is not completed for any other reason?

A:
If the Asset Sale is not completed for any reason, (i) we may have difficulty recouping the significant transaction costs incurred in connection with negotiating and documenting the Asset Sale, (ii) our relationships with the customers, business partners and employees of USI may be damaged and the business of USI may be harmed, and (iii) the market price for our common stock may decline. In addition, under certain circumstances, if the Purchase Agreement is terminated because the Board determines it is necessary to revoke its recommendation to shareholders to vote in favor of the Asset Sale, then we will be required to pay to Feit Electric a termination fee of $200,000 plus expenses.

If the Asset Sale is not completed, we may explore other potential transactions. The terms of an alternative transaction may be more or less favorable to us than the terms of the Asset Sale and there can be no assurance that we will be able to reach agreement with or complete an alternative transaction with another party.
Q:
When is the Asset Sale expected to be completed?

A:
If the Asset Sale is approved by shareholders at the Special Meeting, we expect to complete the Asset Sale no later than the fifth business day after the date all of the remaining closing conditions under the Purchase Agreement have been satisfied or waived, which we anticipate will occur in the first half of calendar year 2025. The exact timing of the completion of the Asset Sale cannot be predicted, although the Purchase Agreement may be terminated by USI or Feit Electric if the closing has not occurred on or before December 31, 2025.

Q:
Will the Company cease business operations following the Asset Sale?

A:
If the Asset Sale, Plan of Dissolution, and Charter Amendment are approved by shareholders, the Company will change its name and continue in business solely for the purposes of liquidating remaining inventory and collection of accounts receivable. Under the terms of the Purchase Agreement, the Company will have a royalty-free license from Feit Electric for the use of the “Universal Security Instruments” name and marks for purposes of liquidating remaining inventory and collection of accounts receivables.

Questions about the Plan of Dissolution
Q:
What will happen under the Plan of Dissolution?

A:
Under the Plan of Dissolution, we will file Articles of Dissolution with the SDAT to dissolve the Company as a legal entity. The Company will then cease its ongoing business activities but will continue to stay in business, among other things, to consummate the sale or liquidation of all of its assets and properties, pay or make reasonable provision for the payment of all its known claims and obligations, reserve amounts for payment of unknown, conditional or contingent claims, otherwise wind-up its affairs, and distribute any remaining assets, if any, to shareholders.

Q:
What will happen if the Plan of Dissolution is approved but the Board recommends a subsequent transaction?

A:
Before filing Articles of Dissolution, the Board may, in its sole discretion, abandon the Plan of Dissolution in favor of a subsequent sale of a controlling interest of USI. If the Board does so, the Plan of Dissolution will be considered null and void, and Articles of Dissolution will not be filed with the SDAT. In that event, USI will not be dissolved. Further, if a subsequent sale of a controlling interest of USI is recommended by the Board to the Company’s shareholders, a new special meeting may be required to obtain shareholder approval before any such subsequent transaction can be consummated.

Q:
What will happen if the Plan of Dissolution is approved but the Asset Sale is not completed?

A:
The effectiveness of the Plan of Dissolution is conditioned on the consummation of the Asset Sale. If the Asset Sale does not occur, the Dissolution will not occur, unless the Board subsequently determines to proceed with the Dissolution of USI pursuant to an alternative transaction or plan.

Q:
What will happen if shareholders approve the Asset Sale but do not approve the Plan of Dissolution?

A:
If shareholders do not approve the Plan of Dissolution, USI will still seek to complete the Asset Sale if the Asset Sale is approved by the shareholders and the other conditions to closing set forth in the Purchase Agreement are satisfied or waived, including but not limited to the condition of both USI and Feit Electric to have the Company’s dissolution approved by the Company’s shareholders. In that event, the Company will have transferred substantially all of its operating assets to Feit Electric and will have limited operations and working capital resources to generate revenue. With limited operations and working capital resources with which to generate revenues and no Plan of Dissolution approved, USI anticipates that it would use its cash to pay ongoing operating expenses, and the Board would convene to determine whether to make any distributions to shareholders. The Board would have to evaluate the alternatives available to the Company, including, among other things, the possibility of investing the cash received from the Asset Sale in another operating business, or engage in a reverse merger or recapitalization or other strategic transaction. In the event that we make a distribution outside of the Plan of Dissolution, our shareholders could incur an increased shareholder-level tax liability from such distribution (see the section titled Material United States Federal Income Tax Consequences to Company Shareholders).

Q:
What are the tax consequences of the Dissolution to shareholders?

A:
If the Plan of Dissolution is approved and implemented, a shareholder who holds common stock as capital asset will be subject to U.S. federal income tax and will realize a capital gain or loss equal to the difference between: (a) the sum of the cash plus the fair market value of any property distributed to such shareholder directly or to a liquidating trust on the shareholder’s behalf and (b) such shareholder’s adjusted tax basis in such common stock. Such capital gain will either be long-term or short-term based upon the length of time a shareholder has held such common stock. For shareholders who hold their common stock as capital assets, all such gains or losses on shares will be long-term capital gains or losses if such shares have been held by such shareholder for at least one year. Currently, the maximum federal income tax rate for long-term capital gain for individuals is 20%. Also, the Medicare tax of 3.8% applies to capital gain income for high income individuals, estates and most trusts. The ability of a shareholder to use any capital loss to offset other income or gain is subject to certain limitations. Shareholders may also be subject to liability for state and local taxes with respect to the receipt of liquidating distributions and State and local tax laws may differ in various respects from federal income tax law.

Q:
If the Plan of Dissolution proposal is approved, what does USI estimate that the holders of USI common stock will receive?

A:
The total amount of cash or other property that may ultimately be distributed to the holders of the Company’s common stock is not yet known. There are many factors that may affect the amounts available for distribution to the Company’s shareholders including, among other things, the amount of taxes, employee costs (including severance payments), transaction fees, brokerage fees, expenses relating to the dissolution, unanticipated or contingent liabilities arising hereafter and the proceeds we may receive from the sale of other remaining assets, if any. No assurance can be given as to the amounts shareholders will ultimately receive. If USI has underestimated its existing obligations and liabilities or if unanticipated or contingent liabilities arise, the amount ultimately distributed to the shareholders of USI common stock could be less than estimated.

Assuming the Plan of Dissolution is approved by shareholders, we plan to distribute, in one or more distributions, the net proceeds from the Asset Sale, which may include a portion of the Company’s other cash on its balance sheet, and a contingency reserve for remaining costs and liabilities, after the filing of Articles of Dissolution with the SDAT. The amount and timing of the distributions to shareholders will be determined by the Board in its sole discretion, subject to the provisions of the Plan of Dissolution. On the basis described in this Proxy Statement and depending upon the various strategic and timing considerations described below, the Board anticipates that the amount of total distributions to shareholders from the Asset Sale would range from approximately $2.51 to $2.58 per share of common stock, which represents a premium of 83% to 88% over the closing price of the Company’s common stock on October 29, 2024, the day the Purchase Agreement was signed (see page [   ]). However, there can be no assurance as to the timing and amount of distributions to shareholders, even if all of our remaining assets are sold, because there are many factors, some of which are outside of our control, that could affect our ability to make such distributions in the future. If the Board, in its sole discretion, determines to promptly proceed with liquidating the Company’s assets pursuant to the Plan of Dissolution, if approved, then the Board may, in its sole discretion, elect not to proceed with initial distributions prior to such liquidating distributions due to the administrative costs and burdens involved in making initial distributions.
Q:
Will I still be able to sell my shares of common stock following shareholder approval of the Plan of Dissolution?

A:
Yes, but only until the Company files its Articles of Dissolution. Our Board has not set a deadline to make its decision with respect to the filing of the Articles of Dissolution. From and after the end of trading on the date the Company files the Articles of Dissolution with the SDAT, the Company will close its stock transfer books and discontinue recording transfers of shares of common stock. Thereafter, certificates representing shares of the Company’s common stock will not be assignable or transferable on the Company’s books. The Company does not intend to retain a transfer agent following the date of filing the Articles of Dissolution.

In addition, the Company anticipates that, following shareholder approval of the Asset sale and Plan of Dissolution, the Company will deregister its shares of common stock under Section 12(b) and suspend its periodic reporting obligations under Section 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Further, the Company expects that it will be delisted from the NYSE MKT LLC Stock Exchange (“NYSE”) following the consummation of the Asset Sale if it is approved by shareholders. Following deregistration and delisting, information about the Company will not be readily available and there will likely not be an active trading market for the Company’s common stock. (See the Risk Factors subsection titled If the Asset Sale is approved and consummated but the Company is not dissolved, the SEC could classify the Company as a shell company, which could result in certain negative consequences).
Additional Matters
Q:
Are there any risks related to the Asset Sale or the Plan of Dissolution?

A:
Yes. You should carefully review the section titled Risk Factors beginning on page [   ] of this Proxy Statement.

Q:
Am I entitled to appraisal rights or dissenters’ rights in connection with the Asset Sale or the Plan of Dissolution?

A:
No. As a Company shareholder, under Maryland law, you will not be eligible for appraisal rights or dissenters’ rights in connection with the Asset Sale or the Plan of Dissolution, even if you abstain from voting or vote against the Asset Sale or the Plan of Dissolution proposals.

Q:
Why am I being asked to vote on the Adjournment Proposal?

A:
We are asking shareholders to approve the Adjournment Proposal to provide the Board with the authority to adjourn or postpone the Special Meeting to provide additional time to solicit additional proxies in favor of the Asset Sale, Plan of Dissolution, and Charter Amendment in the event that the number of shares needed to approve these actions is insufficient at the time of the Special Meeting.

Q:
How many shares must be present or represented to conduct business at the Special Meeting?

A:
A quorum must be present or represented at the Special Meeting for our shareholders to conduct business at the Special Meeting. A quorum will be present or represented at the Special Meeting if the holders when at least a majority of the outstanding shares of our common stock entitled to vote at the Special Meeting, or 1,156,445 shares, are present at the Special Meeting, either in person or represented by proxy. Abstentions and “broker non-votes” are counted as present for the purpose of determining whether a quorum is present. Generally, a broker non-vote occurs on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. Brokers will not be permitted to vote on the Asset Sale, Plan of Dissolution, or Charter Amendment proposals without written instructions from the beneficial owner. In the event that a quorum is not present at the Special Meeting, it is expected that the Special Meeting will be adjourned or postponed to allow for the solicitation of additional proxies to obtain a quorum.

Q:
What vote is required for shareholders to approve of the proposals at the Special Meeting?

A:
The affirmative “FOR” vote of the holders of two-thirds (66.67%) of the outstanding shares of our common stock is required to approve the Asset Sale pursuant to the Purchase Agreement, the Plan of Dissolution, and the Charter Amendment. Approval of the Adjournment Proposal requires the affirmative “FOR” vote of a majority of the shares of common stock present or represented by proxy at the Special Meeting and entitled to vote thereon.

Q:
How do I vote?

A:
You may vote using any of the following methods:

•
Proxy card or voting instruction card.   If you requested and received a printed copy of the proxy materials, be sure to complete, sign, and date the card and return it in the prepaid envelope.

•
Over the internet.   If you are a shareholder of record, you may vote over the internet by following the instructions on your proxy card. If you hold shares in street name, you will receive separate voting instructions from your bank, broker, or other nominee and may vote by telephone or over the internet if they offer that alternative. Although most brokers, banks, and nominees offer telephone and internet voting, availability and the specific procedures vary.

•
In person.   Attend the Special Meeting and vote in person (see below).

Q:
What can I do if I change my mind after I vote my shares?

A:
If you are a shareholder of record, you may revoke your proxy at any time before it is voted at the Special Meeting by:

•
sending a written notice of revocation to our Corporate Secretary;

•
submitting a new, proper proxy dated later than the date of the revoked proxy; or

•
voting over the internet at a later time.

If you hold shares in street name through your bank, broker, or other nominee, you may submit new voting instructions by contacting your bank, broker, or other nominee.
Q:
How can I attend the Special Meeting?

A:
You are entitled to attend the Special Meeting only if you were a shareholder of the Company as of the close of business on [           , 2024], the Record Date for the Special Meeting, or hold a valid proxy for the Special Meeting. To be admitted to the Special Meeting, you must present acceptable identification and your name must appear on the shareholder list the Company will have available from its transfer agent. You may vote during the Special Meeting by following the instructions announced by the chairman during the meeting. If you are not a shareholder of record but hold shares in street name, you should be prepared to provide proof of beneficial ownership on the Record Date (such as your most recent account statement prior to the Record Date), a copy of the voting instruction card provided to you by your bank, broker, or other nominee, or similar evidence of ownership. If you do not comply with the procedures outlined above, you will not be admitted to the Special Meeting.

The Special Meeting will begin promptly on [                 , 2025 at 10:00 a.m., Eastern Time]. Please allow sufficient time before the Special Meeting to complete the check-in process.
Q:
What happens if additional matters are presented at the Special Meeting?

A:
Other than the items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Special Meeting. If you grant a proxy, the person named as proxy holder, Harvey B. Grossblatt, will have the sole discretion to vote your shares on any additional matters properly presented for a vote at the Special Meeting.

Q:
What if I return a signed proxy card, but do not vote for some of the matters listed on the proxy card?

A:
If you return a signed proxy card without indicating your vote, your shares will be voted in accordance with the Board’s recommendations as follows: “FOR” the proposal to approve the Asset Sale; “FOR” the proposal to approve the Plan of Dissolution; “FOR” the proposal to approve the Charter Amendment; and “FOR” the Board’s Adjournment Authority to adjourn or postpone the Special Meeting, if necessary or appropriate, to allow for the solicitation of additional proxies.

Q:
What happens if I do not give specific voting instructions?

A:
Shareholders of Record.   If you are a shareholder of record and you:

•
indicate when voting on the internet by telephone that you wish to vote as recommended by our Board; or

•
sign and return a proxy card without giving specific voting instructions.

Then, the proxy holders will vote your shares in the manner recommended by our Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their sole discretion with respect to any other matters properly presented for a vote at the Special Meeting.
Beneficial Owners of Shares Held in Street Name.   If you are a beneficial owner of shares held in street name and do not provide the nominee who holds your shares with specific voting instructions, the nominee will inform our inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote”. When our inspector of election tabulates the votes for any particular matter, broker non-votes will be counted for purposes of determining whether a quorum is present, but will not otherwise be counted. You should follow the procedures on the voting instruction card provided by your bank, broker, or other nominee regarding the voting of your shares. The failure to instruct your bank, broker, or other nominee how to vote your shares will have the same effect as a vote “AGAINST” the proposals to approve the Asset Sale, the Plan of Dissolution, and the Charter Amendment, but will not have an effect on the proposal to adjourn the Special Meeting to a later date. Please vote using your voting instruction card so your vote can be counted.

Q:
What do I do if I receive more than one proxy or set of voting instructions?

A:
If your shares are registered differently or are held in more than one account, you may receive more than one proxy and/or set of voting instructions relating to the Special Meeting. To ensure that all of your shares are voted, please complete, sign, date, and return each proxy card and voting instruction card that you receive, or vote your shares over the internet (if available to you).

Q:
What is the deadline for voting my shares?

A:
If you hold shares as the shareholder of record, your vote by proxy must be received before the polls close at the Special Meeting.

If you hold shares in street name, please follow the voting instructions provided by your broker, trustee, or nominee.
Q:
Is my vote confidential?

A:
Proxy instructions, ballots, and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within USI or to third parties, except (i) as necessary to meet applicable legal requirements, (ii) to allow for the tabulation of votes and certification of the vote, and (iii) to facilitate a successful proxy solicitation. Occasionally, shareholders provide on their proxy card written comments, which are then forwarded to our management.

Q:
How are votes counted?

A:
Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count, for the election of directors, “For”, “Withhold”, and broker non-votes; and, with respect to the other proposals, votes “For” and “Against”, abstentions, and broker non-votes. Broker non-votes will not be included in the tabulation of the voting results of any of the proposals and, therefore, will have no effect on such proposals.

Q:
Who will bear the cost of this solicitation?

A:
The Company is making this solicitation and will bear the entire cost of the solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement and any additional materials furnished to our shareholders. The initial solicitation of proxies may be supplemented by telephone, fax, e-mail, internet, and personal solicitation by our directors, officers, or other regular employees. No additional compensation for soliciting proxies will be paid to our directors, officers, or other regular employees for their proxy solicitation efforts. [We also have hired                   to assist us in distributing proxy materials and soliciting proxies. We have paid a base fee of $       and will also pay customary costs and expenses for these services.] We expect to reimburse banks, brokers, and other persons for their reasonable out-of-pocket expenses in handling proxy materials for beneficial owners of our common stock.

Q:
Who can help answer any other questions that I have?

A:
If you have additional questions about the Asset Sale, the Plan of Dissolution, the Charter Amendment, or the other proposals set forth herein or need assistance in submitting your proxy or voting your shares of our common stock, or need additional copies of this Proxy Statement or the enclosed proxy card, please contact the Company [or our proxy solicitor                  ] at the address and telephone number listed below.

The Company	Proxy Solicitor
Universal Security Instruments, Inc. 11407 Cronhill Drive, Suite A Owings Mills, Maryland 21117 (410) 363-3000, ext. @universalsecurity.com	( ) @ .com

RISK FACTORS
You should carefully consider the risk factors described below and those risk factors generally associated with our business contained in our SEC filings, along with other information provided to you in this Proxy Statement, in deciding how to vote on the proposals to approve the Asset Sale, the Plan of Dissolution and the Charter Amendment. See “Where You Can Find Additional Information; Incorporation By Reference” beginning on page [   ]. The special risk considerations described below are not the only ones facing us. Additional considerations not presently known to us or that we currently believe are immaterial may also impair our business operations. If any of the following special risk considerations actually occurs, our business, financial condition, or results of operations could be materially adversely affected, the market price of our common stock may decline, and you may lose all or part of your investment.
Risk Factors Relating to the Proposal to Approve the Asset Sale
If we fail to complete the Asset Sale, our business may be harmed.
We cannot provide assurances that the Asset Sale will be completed. The closing of the Asset Sale is subject to a number of conditions, including but not limited to our obtaining shareholder approval of the Purchase Agreement, including but not limited to its condition to closing that USI dissolve, and the absence of a material adverse effect on USI’s business. If the Asset Sale is terminated because (a) the Board fails to recommend the Purchase Agreement to the Company’s shareholders in a way that is not materially adverse to Feit Electric or otherwise recommends a separate acquisition proposal, or (b) certain other triggering events occur, then we will be required to pay to Feit Electric a termination fee of $200,000 plus expenses.
As a result of our announcement of the Asset Sale, third parties may be unwilling to enter into material agreements with us. New or existing customers and business partners may prefer to enter into agreements with our competitors who have not expressed an intention to sell their business because customers and business partners may perceive that such relationships with our competitors are likely to be more stable in the long-term. If we fail to complete the Asset Sale, the failure to maintain existing business relationships or enter into new ones could adversely affect our business, results of operations, and financial condition. In addition, if the Asset Sale is not completed, the market price for our common stock may decline.
Our pendency of the Asset Sale may cause employees working for us to become concerned about the future of the business and lose focus or seek other employment.
In addition, if the Asset Sale is not completed:
•
our directors, executive officers, and other employees will have expended extensive time and effort and experienced significant distractions from their work during the pendency of the Asset Sale and we will have incurred significant third party transaction costs, in each case, without any commensurate benefit, which may have a material and adverse effect on our stock price and results of operations; and

•
we may explore other potential transactions involving the Company, in whole or in part. The terms of an alternative transaction may be less favorable to us than the terms of the Asset Sale and there can be no assurance that we will be able to reach agreement with or complete an alternative transaction with another party.

The amount of net proceeds that we will receive from the Asset Sale is subject to uncertainties.
We expect to receive net proceeds of approximately [$        ,] after payment of debt, transaction, and other related expenses, and any applicable taxes.
The Company also expects to have approximately [$        ] cash available following collection of outstanding receivables, sales of remaining inventory, and payment of ongoing expenses. We may have unforeseen liabilities and expenses that must be satisfied from the after-tax net proceeds of the Asset Sale. We may not realize the expected revenue from sales of our remaining inventory or collections on outstanding receivables. As a result, the amount of the net proceeds from the Asset Sale is subject to substantial uncertainty, and it is possible that the net proceeds from the Asset Sale will be materially less than we expect.

We may not receive any competing transaction proposals or Superior Proposals, including as a result of the potential payment of a termination fee to Feit Electric.
The Purchase Agreement requires that we pay Feit Electric a termination fee of $200,000 plus expenses in the event that we pursue a Superior Proposal. The amount of this termination fee may have the effect of causing other potential third-party buyers to not submit a proposal to acquire us or our subsidiaries or our assets at a higher price or to enter into a more favorable alternative transaction.
The Purchase Agreement limits our ability to pursue alternatives to the Asset Sale.
The Purchase Agreement contains provisions that make it more difficult for us to sell our business to any party other than Feit Electric. These provisions include the prohibition on our ability to solicit competing proposals, the requirement that we pay a termination fee to Feit Electric if the Purchase Agreement is terminated in specified circumstances, and Feit Electric’s right to be advised of competing proposals and to submit revised proposals for consideration (see the sections titled The Purchase Agreement — Restrictions on Solicitation of Other Offers and The Purchase Agreement — Termination Fees and Expenses). These provisions could discourage a third party that might have an interest in acquiring USI from considering or proposing an alternative transaction, and could make it more difficult for us to complete an alternative business combination transaction with another party.
If the Asset Sale is approved and consummated, we expect that the NYSE will delist our shares from trading on its exchange, which could limit the Company’s shareholders’ ability to make transactions in our shares and subject us to additional trading restrictions.
If the Asset Sale is approved, the Company anticipates that it will deregister its shares of common stock under Section 12(b), and suspend its periodic reporting obligations under Section 15(d) of the Securities Exchange Act of 1934, as amended. Further, the Company expects that it will be delisted from the NYSE following the consummation of the Asset Sale. Following deregistration and delisting, shareholders will have limited public information regarding the status of our business and there will likely not be an active trading market for the Company’s common stock.
If the NYSE delists our shares from trading on its exchange, we expect that the shares could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including: (i) a limited availability of market quotations for our shares, (ii) reduced liquidity for our shares, (iii) a determination that our shares are “penny stocks” which will require brokers trading in our shares to adhere to more stringent rules, including being subject to the depository requirements of Rule 419 of the Securities Act, and possibly result in a reduced level of trading activity in the secondary trading market for our shares, (iv) a decreased ability to issue additional shares or obtain additional financing in the future, (v) a less attractive acquisition vehicle to a target business in connection with an initial business combination, (vi) our ability to complete an initial business combination with a target company contemplating a NYSE listing, and (vii) a limited amount of news and analyst coverage.
The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as covered securities. Our shares qualify as covered securities under such statute. If we were no longer listed on the NYSE, our shares would not qualify as covered securities under such statute and we would be subject to regulation in each state in which we offer our shares.
If we are delisted from the NYSE, but obtain a substitute listing for our common stock, it will likely be on a market with less liquidity, and therefore potentially experience more price volatility than our common stock experienced on the NYSE. Shareholders may not be able to sell their shares of common stock on any such substitute market in the quantities, at the times, or at the prices that could potentially be available on a more liquid trading market. As a result of these factors, if our common stock is delisted from the NYSE, the value and liquidity of our common stock and warrants would likely be significantly adversely affected. A delisting of our common stock from the NYSE could also adversely affect our ability to obtain financing for our operations and/or result in a loss of confidence by investors, employees, and/or business partners.

The Company will not have any material business assets following the consummation of the Asset Sale.
The sale to Feit Electric constitutes a sale of substantially all of our assets and revenue-generating operations. Following the consummation of the Asset Sale, the remaining business of the Company will not be material.
Risk Factors Related to the Plan of Dissolution
If our shareholders vote against the Plan of Dissolution proposal, our business could be harmed and our shareholders could face adverse tax consequences.
If we do not obtain shareholder approval of the Plan of Dissolution proposal, both USI and Feit Electric must waive such approval as a condition to closing the Asset Sale under the Purchase Agreement. If such condition is waived, we would have to continue our business operations despite the sale of substantially all of our assets and our announced Dissolution. Assuming the completion of the Asset Sale, our remaining business assets would not be material and, as a result, we would have limited assets with which to generate operating revenue and likely will have retained only those employees required to wind-up our corporate existence. We do not intend to invest in another operating business following the closing of the Asset Sale. Further, our shareholders could incur an increased shareholder-level tax liability from any distribution made outside the Plan of Dissolution (see the section titled Material United States Federal Income Tax Consequences to Company Shareholders).
We cannot determine at this time the exact amount or timing of any distributions to shareholders because there are many factors, some of which are outside of our control, which could affect our ability to make such distributions in the future.
If the Asset Sale is approved and consummated pursuant to the Purchase Agreement, we expect to receive net proceeds of approximately $[   ], after payment of debt, transaction, and other related expenses, and any applicable taxes. The Company also expects to have approximately $[   ] cash available following collection of outstanding receivables, sales of remaining inventory, and payment of ongoing expenses. We may not realize the expected revenue on sales of the remaining inventory or collections on the outstanding receivables, and may have unforeseen liabilities and expenses that must be satisfied from the after-tax net proceeds of the Asset Sale. As a result, the amount of the net proceeds from the Asset Sale is subject to substantial uncertainty, and it is possible that the net proceeds from the Asset Sale will be materially less than we expect. (See the Risk Factors subsection titled The amount of net proceeds that we will receive from the Asset Sale is subject to uncertainties).
Assuming the Plan of Dissolution is approved by shareholders, we plan to distribute, in one or more distributions, the net proceeds from the Asset Sale, which may include a portion of the Company’s other cash on its balance sheet, and a contingency reserve for remaining costs and liabilities, after the filing of Articles of Dissolution with the SDAT. The amount and timing of the distributions to shareholders will be determined by the Board in its sole discretion, subject to the provisions of the Plan of Dissolution. On the basis described in this Proxy Statement and depending upon the various strategic and timing considerations described below, the Board anticipates that the amount of total distributions to shareholders from the Asset Sale would range from approximately $2.51 to $2.58 per share of common stock, which represents a premium of 83% to 88% over the closing price of the Company’s common stock on October 29, 2024, the day the Purchase Agreement was signed (see page [   ]). However, there can be no assurance as to the timing and amount of distributions to shareholders, even if all of our remaining assets are sold, because there are many factors, some of which are outside of our control, that could affect our ability to make such distributions in the future. If the Board, in its sole discretion, determines to promptly proceed with liquidating the Company’s assets pursuant to the Plan of Dissolution, if approved, then the Board may, in its sole discretion, elect not to proceed with initial distributions prior to such liquidating distributions due to the administrative costs and burdens involved in making initial distributions.
In the event that our shareholders approve the Asset Sale but do not approve the Plan of Dissolution, we will still seek to complete the Asset Sale if the other conditions to closing are satisfied or waived, including but not limited to the condition of both USI and Feit Electric to have the Company’s dissolution approved by the Company’s shareholders. In that event, USI will have transferred substantially all of its operating assets to

Feit Electric and will have limited operations and working capital resources to generate revenue and to fund its ongoing expenses. With limited assets with which to generate revenues and no Plan of Dissolution approved, USI anticipates that it would use its cash to pay ongoing operating expenses, and the Board would convene to determine whether to make any distributions to shareholders. The Board would have to evaluate the alternatives available to USI, including, among other things, acquiring other businesses, investing the cash received from the Asset Sale in another operating business, or engaging in a subsequent reverse merger or recapitalization or similar transaction. In the event that we make a distribution outside of the Plan of Dissolution, our shareholders could incur an increased shareholder-level tax liability from such distribution (see the section titled Material United States Federal Income Tax Consequences to Company Shareholders).
In addition, we will continue to incur claims, liabilities, and expenses from operations (including various operating costs, salaries, directors, and officers insurance, payroll and local taxes, legal and accounting fees, and miscellaneous office and operating expenses) as we seek to close the Asset Sale and effect the Dissolution. Our estimates regarding our expense levels may be inaccurate. Any unexpected claims, liabilities, or expenses that arise between the date of filing of this Proxy Statement and the liquidation and final dissolution of the Company or any claims, liabilities, or expenses that exceed our estimates could leave us with less cash than is necessary to pay liabilities and expenses and would likely reduce the amount of cash available for ultimate distribution to our shareholders. Further, if cash to be received from the sale of our remaining assets is not adequate to provide for all of our obligations, liabilities, expenses, and claims, we will not be able to distribute any amount to our shareholders.
For the foregoing reasons, there can be no assurance as to the timing and amount of distributions to shareholders, even if all of our remaining assets are sold or otherwise disposed of.
Our Board may abandon or delay implementation of the Plan of Dissolution even if it is approved by our shareholders.
Our Board has adopted and approved a Plan of Dissolution for the Dissolution of the Company following the closing of the Asset Sale. Even if the Plan of Dissolution proposal is approved by our shareholders, the Board has reserved the right, in its sole discretion and to the extent permitted by Maryland law, to delay or cancel implementation of the Plan of Dissolution if, as a result of the Plan of Dissolution, the Board determined to invest the cash received from the Asset Sale in another operating business, or the Board delays or cancels the effectiveness of the Plan of Dissolution in favor of a separate subsequent transaction involving the Company that the Board determines to be in the best interest of the Company and its shareholders. Following completion of the Asset Sale, we will continue to exist as a public company until we are dissolved. The Board may also conclude either that its fiduciary obligations require it to pursue business opportunities that present themselves or that abandoning the Plan of Dissolution is otherwise in our best interests and the best interests of our shareholders. If the Board elects to pursue any alternative to the Plan of Dissolution, the value of our common stock may decline.
If we fail to create an adequate contingency reserve for payment of our expenses and liabilities, each of our shareholders who receives liquidating distributions could be held liable for payment to our creditors of his or her pro rata share of amounts owed to creditors in excess of the contingency reserve, up to the amount actually distributed to such shareholder in the Dissolution.
If the Plan of Dissolution is approved and our Board determines to move forward with the Dissolution, we intend to file Articles of Dissolution with the SDAT to dissolve the Company. Pursuant to the MGCL, the Company will continue to exist for a minimum of three years after its dissolution becomes effective for the purpose of prosecuting and defending suits against the Company and enabling the Company and our subsidiaries to close their business, to dispose of their property, to discharge their liabilities, and to distribute to shareholders any remaining assets. If a court holds at any time that we have failed to make adequate provision for our expenses and liabilities in the Dissolution or if the amount ultimately required to be paid in respect of such liabilities exceeds the amount available from our contingency reserve, our creditors could seek an injunction against the making of distributions on the grounds that the amounts to be distributed are needed to provide for the payment of our expenses and liabilities. Any such action could delay or substantially diminish the amount of any cash distributions to shareholders. If we fail to create an adequate contingency reserve for payment of our expenses and liabilities, creditors could assert claims against each shareholder receiving a distribution for the payment of any shortfall, up to the amounts previously received by the shareholder in distributions from us. In such event, a shareholder could be required to return all distributions previously made to such shareholder pursuant to the Plan of Dissolution and could receive nothing from us under the Plan of Dissolution. Moreover, in the event that a shareholder has paid taxes on amounts previously received by the shareholder, a repayment of all or a portion of such amount could result in a shareholder incurring a net tax cost if the shareholder’s repayment of an amount previously distributed does not cause a commensurate reduction in taxes payable. The Board is not required to obtain a solvency opinion as a condition to authorizing a liquidating distribution and we cannot assure you that the contingency reserve established by us will be adequate to cover all expenses and liabilities.
The tax treatment of any liquidating distributions may vary from shareholder to shareholder, and the discussions in this Proxy Statement regarding such tax treatment are general in nature. You should consult your own tax advisor instead of relying on the discussions of tax treatment in this Proxy Statement for tax advice.
We have not requested a ruling from the Internal Revenue Service (“IRS”) with respect to the anticipated tax consequences of the Dissolution, and we will not seek an opinion of counsel with respect to the anticipated tax consequences of any liquidating distributions. If any of the anticipated tax consequences described in this Proxy Statement proves to be incorrect, the result could be increased taxation at the corporate and/or shareholder level, thus reducing the benefit to our shareholders and us from the liquidation and distributions. Tax considerations applicable to particular shareholders may vary with and be contingent upon the shareholder’s individual circumstances.
Shareholders may not be able to recognize a loss for federal income tax purposes until they receive a final distribution from us, which may be three years after our Dissolution and could be longer.
As a result of the Dissolution, for federal income tax purposes, shareholders will recognize gain or loss equal to the difference between (a) the sum of the amount of cash distributed to them and the aggregate fair market value of any property distributed to them, and (b) their tax basis for their shares of common stock. A shareholder’s tax basis in shares of common stock will depend upon various factors, including the shareholder’s cost and the amount and nature of any distributions received with respect thereto. Any loss generally will be recognized only when the final distribution from us has been received, which may be more than three years after our dissolution, and if the shareholder is still the owner of the shares of common stock. The ability of a shareholder to use any capital loss to offset other income or gain is subject to certain limitations.
The Board may at any time turn management of our liquidation over to a third party, and some or all of our directors may resign from the Board at that time.
Our Board may, at any time, turn our management over to a third party to complete the liquidation of our remaining assets and winding up of our business, and some or all of our directors may resign from the Board before that process is complete. If management is turned over to a third party and all of our directors resign from our Board, the third party would have sole control over the liquidation and winding up process, including the sale of any remaining assets and distribution of any remaining assets to shareholders under the approved Plan of Dissolution.
Our stock transfer books will close on the date the Articles of Dissolution are accepted for record by the SDAT, after which it will not be possible for shareholders to trade our stock.
We will close our stock transfer books and discontinue recording transfers of our common stock at the close of business on the date the Articles of Dissolution are accepted for record by the SDAT, which is referred to herein as the final record date. Thereafter, certificates representing shares of our common stock will not be assignable or transferable on our books. The proportionate interests of all of our shareholders will be fixed on the basis of their respective stock holdings at the close of business on the final record date, and, after the final record date, any distributions made by us shall be made solely to the shareholders of record at the close of business on the final record date.

If we fail to retain the services of appropriate personnel, the Plan of Dissolution may not succeed or be fully consummated.
The success of the Plan of Dissolution depends in large part upon our ability to retain the services of qualified personnel who will be charged with operating the Company’s remaining business following the closing of the Asset Sale until we are able to sell our remaining assets to maximize shareholder value. The retention of qualified personnel may be particularly difficult under our current circumstances. There can be no assurance that we will be successful in retaining the services of such qualified personnel or that we will be able to retain the services of such qualified personnel for the amounts the Company is willing to pay for such services.
We will continue to incur claims, liabilities, and expenses and a delay in the consummation of the Asset Sale and/or Dissolution will reduce the amount available for distribution to shareholders.
Claims, liabilities, and expenses from operations, such as operating costs, salaries, insurance, payroll and local taxes, legal, accounting, and consulting fees, and miscellaneous expenses, will continue to be incurred as we wind down. These expenses will reduce the amount of assets available for ultimate distribution to shareholders.
If the Asset Sale is approved and consummated, we expect that the NYSE will delist our shares from trading on its exchange, which could limit the Company’s shareholders’ ability to make transactions in our shares and subject us to additional trading restrictions.
If the Asset Sale is approved, the Company anticipates that it will deregister its shares of common stock under Section 12(b), and suspend its periodic reporting obligations under Section 15(d) of the Securities Exchange Act of 1934, as amended. Further, the Company expects that it will be delisted from the NYSEfollowing the consummation of the Asset Sale. Following deregistration and delisting, shareholders will have limited public information regarding the status of our business and there will likely not be an active trading market for the Company’s common stock.
If the NYSE delists our shares from trading on its exchange, we expect that the shares could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including: (i) a limited availability of market quotations for our shares, (ii) reduced liquidity for our shares, (iii) a determination that our shares are “penny stocks” which will require brokers trading in our shares to adhere to more stringent rules, including being subject to the depository requirements of Rule 419 of the Securities Act, and possibly result in a reduced level of trading activity in the secondary trading market for our shares, (iv) a decreased ability to issue additional shares or obtain additional financing in the future, (v) a less attractive acquisition vehicle to a target business in connection with an initial business combination, (vi) our ability to complete an initial business combination with a target company contemplating a NYSE listing, and (vii) a limited amount of news and analyst coverage.
The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as covered securities. Our shares qualify as covered securities under such statute. If we were no longer listed on the NYSE, our shares would not qualify as covered securities under such statute and we would be subject to regulation in each state in which we offer our shares.
If we are delisted from the NYSE, but obtain a substitute listing for our common stock, it will likely be on a market with less liquidity, and therefore potentially experience more price volatility than our common stock experienced on the NYSE. Shareholders may not be able to sell their shares of common stock on any such substitute market in the quantities, at the times, or at the prices that could potentially be available on a more liquid trading market. As a result of these factors, if our common stock is delisted from the NYSE, the value and liquidity of our common stock and warrants would likely be significantly adversely affected. A delisting of our common stock from the NYSE could also adversely affect our ability to obtain financing for our operations and/or result in a loss of confidence by investors, employees and/or business partners.
If the Asset Sale is approved and consummated but the Company is not dissolved, the SEC could classify the Company as a shell company, which could result in certain negative consequences.
If the Asset Sale is approved and closes, but the Plan of Dissolution is not approved and/or the Company is not dissolved, then the SEC could take the position that the Company is a shell company. Recently, the SEC has exercised heightened scrutiny in classifying companies as “shell companies” under Rule 405 of the Securities Act. This classification by the SEC would prohibit the Company from using Form S-3 “shelf registration” to register securities for public offerings until 12 months after it has ceased to be a shell company. Further, the Company would no longer be able to use Rule 144 for 12 months after it ceases to be a shell company, among other rules and regulations of which the Company would not be able to take advantage. Shell company status could dissuade certain parties from looking to acquire the Company in a change in control transaction in an effort to avoid SEC scrutiny and potentially onerous reporting requirements.
The amount we distribute to our shareholders in an initial liquidating distribution may be substantially less than the amount we currently estimate if the amounts of our liabilities, other obligations and expenses or claims against us are higher than we currently anticipate or larger contingency reserves are established.
As of January 31, 2025, we estimate that we will have approximately $200,000 of cash and cash equivalents. We currently, and for the foreseeable future, expect to be net users of cash each month. As a result of the costs and expenses associated with entering into and completing the Asset Sale, including, without limitation, the costs and expenses associated with the Asset Sale, this Proxy Statement and the solicitation of the shareholder votes, we expect that our costs will increase significantly between November 1, 2024 through the closing of the Asset Sale. In addition to the foregoing expenses, the Company will be liable for other expenses (including operating expenses up until the filing of Articles of Dissolution) and other known, non-contingent liabilities, and which also includes reasonable provision for expenses of liquidation and potential, contingent or unknown liabilities as required by Maryland law. Based on this estimated reserve, if the Asset Sale is consummated, for which the Company will receive closing consideration, we currently estimate that the aggregate amount of a distribution to shareholders would range from approximately $2.51 to $2.58 per share of common stock (based on 2,312,887 shares outstanding of common stock as of November 27, 2024). We may make a distribution as soon as practicable following the filing of the Articles of Dissolution as creditor claims and contingent liabilities are paid or settled; however, we are unable to predict the precise amount or timing of the initial distribution or of any additional liquidating distributions following the initial liquidating distribution. The timing and amount of the initial distribution and any such additional liquidating distributions will depend upon the actual expenses incurred, the timing of the resolution of matters for which we have established the contingency reserve, the amount to be paid in satisfaction of such contingencies, the obligations satisfied and provisions made during the liquidation and winding-up process, as well as our ability to convert our remaining assets to cash. We have attempted to estimate reasonable reserves for such liabilities, obligations, expenses, and claims against us. However, those estimates may be inaccurate. Factors that could impact our estimates include the following:
•
if any of the estimates regarding the Plan of Dissolution, including the expenses to satisfy outstanding obligations, liabilities, and claims during the liquidation process, are inaccurate;

•
if revenue from liquidation of our remaining assets and inventory or collections on receivables is less than we project;

•
if unforeseen claims are asserted against us, we will have to defend or resolve such claims or establish a reasonable reserve before making distributions to shareholders; and

•
if the estimates regarding the expenses to be incurred in connection with the Asset Sale and the liquidation process, including expenses of personnel required and other operating expenses (including legal, accounting, tax, and other professional fees) necessary to dissolve and liquidate the Company, are inaccurate.

If any of the foregoing occurs, the amount we distribute to our shareholders may be substantially less than the amount we currently estimate. Further, if the Board, in its sole discretion, determines to promptly proceed with liquidating the Company’s assets pursuant to the Plan of Dissolution, if approved, then the Board may, in its sole discretion, elect not to proceed with initial distributions prior to such liquidating distributions due to the administrative costs and burdens involved. If the Asset Sale is not approved, we do not foresee any funds being available for distribution to our shareholders.
In the event that our shareholders approve the Asset Sale but do not approve the Plan of Dissolution, we will still seek to complete the Asset Sale if the other conditions to closing are satisfied or waived, including but not limited to the condition of both USI and Feit Electric to have the Company’s dissolution approved by the

Company’s shareholders. In that event, the Company will have transferred substantially all of its operating assets to Feit Electric and will have limited operations and working capital resources to generate revenue and to fund its ongoing expenses. With limited assets with which to generate revenues and no Plan of Dissolution approved, the Company anticipates that it would use its cash to pay ongoing operating expenses, and the Board would convene to determine whether to make any distributions to shareholders. The Board would have to evaluate the alternatives available to the Company, including, among other things, acquiring other businesses, investing the cash received from the Asset Sale in another operating business, or engaging in a subsequent reverse merger or recapitalization or similar transaction. In the event that we make a distribution outside of the Plan of Dissolution, our shareholders could incur an increased shareholder-level tax liability from such distribution (see the section titled Material United States Federal Income Tax Consequences to Company Shareholders).
Additional Risk Factors
We may be subject to securities litigation, which is expensive and could divert our attention.
We may be subject to securities class action litigation in connection with the Asset Sale and/or Dissolution. Securities litigation against us could result in substantial costs and divert our management’s attention from closing the Asset Sale, which could harm our business and increase our expenses, which could decrease the amount available for distribution to our shareholders.
We intend to file a Form 15 with the SEC thereby suspending our obligation to file current and periodic reports, which will limit public information regarding our business and status of our dissolution and wind-up activities.
The Company will not retain a transfer agent following the date of filing the Articles of Dissolution. In addition, the Company plans to deregister its shares of common stock under Section 12(b) and suspend its periodic reporting obligations under Section 15(d) of the Exchange Act. Further, the Company expects that it will be delisted from the NYSE following the consummation of the Asset Sale if it is approved by shareholders. As a result shareholders will have limited public information regarding the status of our business and wind-up activities preceding and following the Special Meeting.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION
This Proxy Statement contains forward-looking statements, including within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act. All statements other than statements of historical fact contained in this Proxy Statement are “forward-looking statements” for purposes of this Proxy Statement. These statements involve known and unknown risks, uncertainties, assumptions, and other important factors that may cause our actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as anticipate, believe, could, estimate, expect, intend, may, plan, potential, target, predict, project, contemplate, should, will, would, continue, or the negative or plural of those terms or other similar expressions.
Forward-looking statements in this Proxy Statement include, but are not limited to:
•
plans and expectations for the Asset Sale and the Plan of Dissolution;

•
the risk that the Asset Sale and the Plan of Dissolution may not be completed in a timely manner or at all, which may adversely affect the price of the securities of the Company and the Company’s ability to survive as an operating entity;

•
the occurrence of any event, change, or other circumstances that could give rise to the termination of the Purchase Agreement;

•
the effect of the announcement of the Asset Sale on our business relationships (including with employees, customers, and suppliers), operating results, and business generally;

•
the failure of our shareholders to approve the Asset Sale;

•
the failure of the Asset Sale to close for any reason;

•
the outcome of any litigation or governmental proceedings instituted against us;

•
the amount of the costs, fees, expenses, and charges related to the Asset Sale and the Plan of Dissolution;

•
beliefs about the Company’s available options and financial condition;

•
our failure to comply with regulations and any changes in regulations;

•
the effect of the announcement or pendency of the Asset Sale on the Company’s business relationships, performance, and business generally;

•
the loss of any of our senior management;

•
the failure of our shareholders to approve the Plan of Dissolution;

•
all statements regarding the tax and accounting consequences of the transactions contemplated by the Asset Sale and the Dissolution;

•
our ability to satisfy our liabilities and obligations out of the proceeds of the transactions described herein and other available resources, if any; and

•
all statements regarding the amount and timing of distributions made to shareholders, if any, in connection with the Asset Sale and the Dissolution.

The forward-looking statements in this Proxy Statement are only predictions. We based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition, and results of operations. Forward-looking statements are inherently subject to risks, uncertainties, and assumptions, some of which cannot be predicted or quantified and some of which are beyond our control. Risks, uncertainties, and assumptions that may cause actual results to differ materially from current expectations include, among other things, those set forth in under the caption “Risk Factors” in this Proxy Statement and the Company’s SEC filings.
Any forward-looking statement in this Proxy Statement reflects our current view with respect to future events, speaks only as of the date of this Proxy Statement, and is subject to these and other risks, uncertainties, and assumptions. Given these uncertainties, you should not rely on these forward-looking statements as predictions of future events. Although we believe that the expectations reflected in the forward-looking statements are reasonable, our information may be incomplete or limited and we cannot guarantee future results. Moreover, we operate in an evolving environment. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties. Except as required by applicable law, we do not plan, and assume no obligation, to update or revise these forward-looking statements for any reason, even if new information becomes available in the future. We qualify all of our forward-looking statements by these cautionary statements.

THE SPECIAL MEETING
Date, Time and Place
The Special Meeting will be held at the offices of the Company, 11407 Cronhill Drive, Suite A, Owings Mills, Maryland, on            ,       , 2025 at 10:00 a.m., local time.
Purpose of the Special Meeting
The purpose of the Special Meeting is for our shareholders to consider and vote upon the following proposals:
1.
To consider and vote upon a proposal to approve the sale of substantially all of the assets of the Company, pursuant to the Asset Purchase Agreement dated October 29, 2024 by and between USI and Feit Electric. This proposal is referred to as the Asset Sale Proposal.

2.
To approve the liquidation and dissolution of the Company, pursuant to the Plan of Complete Liquidation and Dissolution, which, if approved, will authorize the Company to liquidate and dissolve the Company in accordance with the Plan of Dissolution. This proposal is referred to as the Dissolution Proposal.

3.
To approve an amendment to the Company’s Articles of Incorporation changing the name of the Company from “Universal Security Instruments, Inc.” to “                 ”. This proposal is referred to as the Charter Amendment Proposal.

4.
To grant discretionary authority to our Board of Directors to adjourn the Special Meeting, even if a quorum is present, to solicit additional proxies in the event that there are insufficient shares present virtually or represented by proxy voting in favor of either the Asset Sale Proposal or the Dissolution Proposal, referred to as the Adjournment Authority. This proposal is referred to as the Adjournment Proposal.

5.
To transact such other business as may properly come before the Special Meeting.

The Board is soliciting your proxy to vote at the Special Meeting for the purpose of, among other things, obtaining shareholder approval for the Asset Sale, Charter Amendment, and the Plan of Dissolution. The Company is a Maryland corporation, and, pursuant to the provision of the MGCL, a Maryland corporation is required to obtain the approval of the holders of two-thirds (66.67%) of the corporation’s outstanding stock entitled to vote thereon:
•
for the sale of all or substantially all of its assets (MGCL Section 3-105);

•
to amend its charter to change the name of the corporation (MGCL Section 2-604); and

•
to approve the dissolution of the corporation (MGCL Section 3-403).

Additionally, approval of the Asset Sale by holders of two-thirds (66.67%) of our issued and outstanding common stock is a closing condition under the Purchase Agreement.
Record Date; Shareholders Entitled to Vote
Only holders of our common stock at the close of business on [          , 2024], the Record Date, are entitled to notice of and to vote for the proposals subject to this Proxy Statement. If you hold your shares through a bank, broker, or other nominee (in “street name”), you will receive instructions from your bank, broker, or other nominee that you must follow in order to have your shares voted. Your bank, broker, or other nominee will only be permitted to vote your shares held in street name if you instruct them how to vote. The failure to instruct your bank, broker, or other nominee how to vote your shares will have the same effect as a vote “AGAINST” the proposal to approve the Asset Sale, the proposal to approve the Plan of Dissolution, and the proposal to approve the Charter Amendment, but will not have an effect on the proposal to adjourn the Special Meeting to a later date.

As of the Record Date, there were 2,312,887 shares of our common stock outstanding and entitled to vote. Each share of our common stock entitles its holder to one vote on all matters properly coming before the Special Meeting.
Quorum
A quorum must be present or represented at the Special Meeting for our shareholders to conduct business at the Special Meeting. A quorum will be present or represented at the Special Meeting if the holders of at least a majority of the outstanding shares of our common stock entitled to vote at the Special Meeting, or 1,156,445 shares, are present at the Special Meeting, either in person or represented by proxy. Abstentions and “broker non-votes” are counted as present for the purpose of determining whether a quorum is present. Generally, a broker non-vote occurs on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. In the event that a quorum is not present at the Special Meeting, it is expected that the Special Meeting will be adjourned or postponed to allow for the solicitation of additional proxies.
Vote Required for Approval of Proposals
The affirmative “FOR” vote of the holders of two-thirds (66.67%) of the outstanding shares of our common stock is required to approve the Asset Sale pursuant to the Purchase Agreement, the Plan of Dissolution and the Charter Amendment. Approval of the proposal to adjourn the Special Meeting to a later date, if necessary or appropriate, to allow for the solicitation of additional proxies, requires the affirmative “FOR” vote of a majority of the shares of common stock present or represented by proxy at the Special Meeting and entitled to vote thereon.
Shares voted as abstentions will be counted for purposes of determining the presence of a quorum at the Special Meeting, but will be treated as unvoted, although present and entitled to vote, for purposes of determining whether a proposal is approved. As a result, a vote of “ABSTAIN” will have the same effect as a vote “AGAINST” the proposal to approve the Asset Sale and the proposal to approve the Plan of Dissolution, but will not have any effect on the Adjournment Proposal.
The failure of any shareholder to submit a signed proxy card will have the same effect as a vote “AGAINST” the proposal to approve the Asset Sale, the proposal to approve the Plan of Dissolution and the proposal to approve the Charter Amendment, but will not have any effect on the proposal to adjourn the Special Meeting to a later date, if necessary or appropriate, to allow for the solicitation of additional proxies. If you hold your shares in street name, the failure to instruct your bank, broker, or other nominee how to vote your shares will constitute a “broker non-vote” and will have the same effect as a vote “AGAINST” the proposal to approve the Asset Sale, the proposal to approve the Plan of Dissolution and the proposal to approve the Charter Amendment, but will not have an effect on the proposal to adjourn the Special Meeting to a later date. Please vote your proxy so your vote can be counted.
Voting and Proxies
For each item of business to come before the Special Meeting, you may vote “FOR”, “AGAINST”, or “ABSTAIN”. You may vote using any of the following methods:
•
Proxy card or voting instruction card.   If you requested and received a printed copy of the proxy materials, be sure to complete, sign, and date the card and return it in the prepaid envelope.

•
Over the internet.   If you are a shareholder of record, you may vote over the internet by following the instructions on your proxy card. If you hold shares in street name, you will receive separate voting instructions from your bank, broker, or other nominee and may vote by telephone or over the internet if they offer that alternative. Although most brokers, banks, and nominees offer telephone and internet voting, availability and the specific procedures vary.

•
In person.   Attend the Special Meeting and vote in person (see below, “Attending the Special Meeting”).

Proxies received at any time before the Special Meeting and not revoked or superseded before being voted will be voted at the Special Meeting as indicated. If you return a signed proxy card without indicating your vote, your shares will be voted in accordance with the Board’s recommendations as follows: “FOR” the proposal to approve the Asset Sale, “FOR” the proposal to approve the Plan of Dissolution, ‘FOR” the proposal to approve the Charter Amendment, and “FOR” the Board’s Adjournment Authority to adjourn or postpone the Special Meeting to a later date, if necessary or appropriate, to allow for the solicitation of additional proxies.
If your shares of common stock are held in street name, you will receive instructions from your bank, broker, or other nominee that you must follow in order to have your shares voted. Your bank, broker, or other nominee will only be permitted to vote your shares held in street name if you instruct them how to vote. The failure to instruct your bank, broker, or other nominee how to vote your shares will have the same effect as a vote “AGAINST” the proposal to approve the Asset Sale, the proposal to approve the Plan of Dissolution and the proposal to approve the Charter Amendment, but will not have an effect on the proposal to adjourn the Special Meeting to a later date.
Please vote using your proxy or voting instruction card, or over the internet (if available to you), so your vote can be counted.
Revocation of Proxies
Proxies received at any time before the Special Meeting and not revoked or superseded before being voted will be voted at the Special Meeting. If you are a shareholder of record, you may revoke your proxy at any time before it is voted at the Special Meeting by:
•
sending a written notice of revocation to our Corporate Secretary;

•
submitting a new, proper proxy dated later than the date of the revoked proxy; or

•
submitting a new proxy through the internet at a later time.

If you hold shares in street name, you may submit new voting instructions by contacting your bank, broker, or other nominee regarding revocation or change of proxies in order to revoke or change your proxy. If your bank, broker, or other nominee allows you to submit a proxy by the internet, you may be able to change your vote by submitting a proxy again by the internet.
Attending the Special Meeting
You are entitled to attend the Special Meeting only if you were a shareholder of the Company at the close of business on the Record Date, or hold a valid proxy for the Special Meeting. To be admitted to the Special Meeting, you must present acceptable identification and your name must appear on the shareholder list the Company will have available from its transfer agent. You may vote during the Special Meeting by following the instructions announced by the chairman during the meeting. If you are not a shareholder of record but hold shares in street name, you should be prepared to provide proof of beneficial ownership on the Record Date (such as your most recent account statement prior to the Record Date), a copy of the voting instruction card provided to you by your bank, broker, or other nominee, or similar evidence of ownership. If you do not comply with the procedures outlined above, you will not be admitted to the Special Meeting.
The Special Meeting will begin promptly on [                 , 2025 at 10:00 a.m., Eastern Time.] Please allow sufficient time before the Special Meeting to complete the check-in process.
Solicitation of Proxies
This proxy solicitation is being made and paid for by us on behalf of the Board. The initial solicitation of proxies may be supplemented by telephone, fax, e-mail, internet, and personal solicitation by our directors, officers, or other regular employees. No additional compensation for soliciting proxies will be paid to our directors, officers, or other regular employees for their proxy solicitation efforts. We expect to reimburse banks, brokers, and other persons for their reasonable out-of-pocket expenses in handling proxy materials for beneficial owners of our common stock. For more information regarding this Proxy Statement, the enclosed proxy card, or voting instructions, please contact the Company or our proxy solicitor                  ] at the address and telephone number listed below.

The Company	Proxy Solicitor
Universal Security Instruments, Inc. 11407 Cronhill Drive, Suite A Owings Mills, Maryland 21117 (410) 363-3000, ext. @universalsecurity.com	( ) @ .com
Adjournments
Although it is not currently expected, the Special Meeting may be adjourned for the purpose of soliciting additional proxies if the Adjournment Proposal is approved. Any adjournment may be made without notice, other than by an announcement made at the Special Meeting of the time, date and place of the adjourned meeting. Whether or not a quorum exists, holders of a majority of the common stock present in person or represented by proxy at the Special Meeting and entitled to vote may adjourn the Special Meeting at any time. Any signed proxies received by us in which no voting instructions are provided on the matter will be voted in accordance with the Board’s recommendation “FOR” the adjournment or postponement of the Special Meeting, if necessary or appropriate, to allow for the solicitation of additional proxies. Any adjournment or postponement of the Special Meeting for the purpose of soliciting additional proxies will allow our shareholders who have already sent in their proxies to revoke them at any time prior to their use at the Special Meeting as adjourned or postponed.
Other Matters
At this time, we know of no other matters to be submitted to our shareholders at the Special Meeting. If any other matters properly come before the Special Meeting in which your proxy has provided discretionary authority, your shares of common stock will be voted in accordance with the discretion of the persons named on the enclosed proxy card in accordance with their best judgment.

PROPOSAL 1: THE ASSET SALE
The Parties to the Asset Sale
Universal Security Instruments, Inc.
USI Electric, Inc.
11407 Cronhill Drive, Suite A
Owings Mills, Maryland 21117
Telephone: (410) 363-3000
The Company designs and markets a variety of popularly priced safety products consisting primarily of smoke alarms, carbon monoxide alarms and related products. Most of the Company’s products require minimal installation and are designed for easy installation by the consumer without professional assistance and are sold through retail stores. The Company also market products to the electrical distribution trade through its wholly owned subsidiary, USI Electric, Inc. The electrical distribution trade includes electrical and lighting distributors as well as manufactured housing companies. Products sold by USI Electric usually require professional installation.
Feit Electric Company, Inc
4910 Gregg Road
Pico Rivera, California, 90660
(562) 463-2852
Feit Electric is a leading global manufacturer of lighting and smart home products.
Background of the Asset Sale
In light of USI’s historical and anticipated financial performance as an independent company manufacturing and selling home safety products, the Board and management have periodically evaluated the USI’s long- and short-term strategic options. Over the past five years, USI’s management had been approached numerous times with proposals to merge the Company with companies in other industries, including real estate, insurance, biomedical, cannabis, social media, and gaming. Strategic options that were considered included strategic alliances in the home security industry, the proposed prospects for mergers and acquisitions, strategic acquisitions and divestitures, and other business combinations, as well as its continued operations as an independent company, each with a view toward enhancing shareholder value. Most of the proposals for a merger with a company outside USI’s industry were eventually rejected by the Board as not enhancing shareholder value. Few of the other options explored offered the ability to realize immediate value on the Company’s historical business through a dividend, and/or the opportunity to participate in the upside of a company operating in a rapidly growing market with significant potential upside.
Prior to the Company formally engaging in a strategic evaluation process, on June 9, 2023, the Company’s President received an unsolicited e-mail from Feit Electric’s Chief Strategy Officer inquiring about the possibility of a discussion regarding an equity position in the Company. On June 11, 2023, these individuals spoke by telephone to discuss a possible transaction, and on June 14, 2023, Feit Electric signed a confidentiality agreement with the Company. On July 7, 2023, these parties met for an in-person meeting at the Company’s corporate offices in Owings Mills, Maryland. The parties did not agree on terms and the discussions ended.
On October 31, 2023, the Company filed with the SEC a Current Report on Form 8-K disclosing that the Company was exploring strategic alternatives. The Company retained Kidron, a boutique corporate advisory firm, to assist in evaluating and negotiating potential transactions and other strategic alternatives being considered by USI. During this strategic process, on behalf of the Company, Kidron reached out to approximately 55 strategic and financial parties identified both by Kidron and the Company (including a number of parties that approached the Company following its announcement of its strategic outreach process) as potential transaction participants, distributed informational “teasers” to gauge interest, entered into 14 confidentiality agreements, and arranged for several meetings with management and potential transaction participants. As a result of this outreach and process, the Company received five indications of interest and three resulting letters of intent, including a letter of intent submitted by Feit Electric.

On November 6, 2023, as part of Kidron’s marketing efforts, Kidron contacted Feit Electric and on November 13, 2023, Kidron sent Feit Electric a confidential information memorandum. Thereafter, the parties actively engaged in discussing and negotiating price, structure, and other relevant details of a potential sale of certain inventory and intellectual property of USI, constituting substantially all of the Company’s assets, to Feit Electric. On December 18, 2023, Feit Electric submitted to the Company a non-binding letter of intent (the “Letter of Intent”). The parties continued negotiations which led to Feit Electric submitting a revised Letter of Intent on January 31, 2024, and a further revision on March 27, 2024. On April 15, 2024, after the Board’s approval of the revised Letter of Intent to sell these assets to Feit Electric for $6,000,000, the Company and Feit Electric signed the revised Letter of Intent.
Following execution of the Letter of Intent, Feit Electric continued its due diligence process, and on May 30, 2024, representatives of USI sent a draft Purchase Agreement to Feit Electric. On June 17, 2024, the President of the Company met with Feit Electric senior executives at their corporate headquarters in California to continue due diligence and discuss the terms set forth in the draft Purchase Agreement. For the next several months, the parties negotiated the terms and conditions of the draft Purchase Agreement, and as a result, Feit Electric agreed to cover additional possible post-closing expenses of USI relating to potential insurance claims.
On October 16, 2024, at a meeting of the Board, the Board unanimously (i) determined that the Purchase Agreement, the Asset Sale, and the other transactions contemplated thereby are fair to and in the best interests of the Company and its shareholders and declared it advisable to enter into the Purchase Agreement with Feit Electric, (ii) adopted resolutions approving the Purchase Agreement, the Asset Sale, and the consummation of the other transactions contemplated by the Purchase Agreement, and (iii) resolved to recommend to the Company’s shareholders that they vote at the Special Meeting to approve (i) the sale of assets to Feit Electric pursuant to, and on the terms and conditions set forth in, the Purchase Agreement, (ii) the Charter Amendment, and (iii) the dissolution of the Company.
On October 29, 2024, the Purchase Agreement was fully executed by the parties thereto and on October 31, 2024, the Company filed a Current Report on Form 8-K with the SEC and attached a copy of the Purchase Agreement as an exhibit thereto.
Reasons for the Asset Sale
After discussion, the Board unanimously (i) determined that the Purchase Agreement and the transactions contemplated thereby are fair to, advisable, and in the best interests of USI and its shareholders and (ii) approved and declared advisable the Purchase Agreement.
In the course of its evaluation of strategic alternatives, the Purchase Agreement and the proposed Asset Sale, the Board held several meetings, consulted with USI’s executive management, USI’s outside legal counsel and USI’s financial advisor, reviewed and assessed information it was provided, and considered a number of factors, including the following:
•
USI’s business, operational, and financial prospects, and the limited upside value available to the Company’s shareholders if USI continues as an independent stand-alone business;

•
the competitive landscape in USI’s market, the need for significant capital to generate significant growth, and USI’s limited sources for such capital;

•
ongoing import and supply chain challenges, the increased costs resulting from such challenges, and the projected duration of the current supply chain issues;

•
USI’s management and succession planning; and

•
the Board’s conclusion that the Asset Sale provides existing Company shareholders an opportunity to receive full value for the business of USI through a cash dividend from the net proceeds of the Asset Sale and the proceeds from the liquidation of USI’s other assets.

The Board also considered the recent results of operations and financial conditions of USI, including:
•
the perceived value of USI reflected in the price of its common stock;

•
the limited upside value risks associated with continuing to operate USI on a stand-alone basis; and

•
the current financial market conditions and historical market prices, volatility, and trading information with respect to USI common stock.

The Board also reviewed the terms of the Purchase Agreement and associated transactions, including:
•
the number and nature of the conditions to Feit Electric’s obligations to consummate the Asset Sale;

•
the number and nature of the conditions to USI’s obligations to consummate the Asset Sale;

•
the rights of, and limitation on, USI under the Purchase Agreement to consider certain unsolicited acquisition proposals under the certain circumstances, should USI receive a “superior offer;” and

•
the Board’s belief that the terms of the Purchase Agreement, including the parties’ representations, warranties, covenants, deal protection provisions, and the conditions were reasonable for a transaction of this nature.

The Board also considered a variety of risks and other countervailing factors related to the Asset Sale, including:
•
the up to $200,000 termination fee plus expenses payable by USI to Feit Electric upon the occurrence of certain events and the potential effect of such termination fee in deterring other potential acquirers from proposing an alternative transaction that may be more advantageous to Company shareholders;

•
the substantial expenses to be incurred by the Company in connection with the Asset Sale;

•
the possible volatility of the trading price of the Company’s common stock resulting from the announcement of the Asset Sale;

•
the risks that the Asset Sale might not be consummated in a timely manner or at all and the potential effect of the public announcement of the Asset Sale or failure to complete the Asset Sale on the reputation of USI;

•
the limited upside potential to the value of USI in the event that the Asset Sale is not consummated and USI remains as a stand-alone business; and

•
various other risks associated with the combined company and the Asset Sale, including those described in the sections titled Risk Factors.

The foregoing information and factors considered by the Board are not intended to be exhaustive but are believed to include the material factors considered by the Board. In view of the wide variety of factors considered in connection with its evaluation of the Asset Sale and Dissolution and the complexity of these matters, the Board did not find it useful, and did not attempt to quantify, rank, or assign relative weights to these factors. In considering the factors described above, individual members of the Board may have given weight to different factors. The Board conducted an overall analysis of the factors discussed above, including thorough discussions with, and questioning of, USI’s executive management and the legal and financial advisors of USI, and considered the factors overall to be favorable to, and to support, its determination.
Recommendation of the Board
After careful consideration, the Board unanimously recommends that you vote “FOR” the approval of the Asset Sale.
Opinion of Kidron Capital Securities LLC
At the meeting of the Board on October 16, 2024, Kidron rendered to the Board its oral opinion, subsequently confirmed in writing, to the effect that, as of the date thereof and based upon and subject to the various assumptions, qualifications, limitations, and other matters set forth therein, the estimated $2.51 in cash per share to be received by the holders of shares of the Company’s common stock (other than Feit Electric or any of its affiliates) in connection with the Asset Sale pursuant to, and in accordance with, the terms of the Purchase Agreement was fair, from a financial point of view, to such holders. Kidron delivered its written opinion, dated October 16, 2024, to the Board following the meeting of the Board.
The full text of Kidron’s opinion, dated October 16, 2024, is attached hereto as Annex C and is incorporated by reference herein. The opinion sets forth, among other things, the assumptions made,

procedures followed, matters considered, and limitations and qualifications of the review undertaken by Kidron in rendering its opinion. The holders of the Company’s common stock should read the opinion carefully in its entirety. Kidron’s opinion was provided to the Board and addresses only, as of the date of the opinion, the fairness, from a financial point of view, of the consideration to be received by the holders of shares of the Company’s common stock (other than Feit Electric or any of its affiliates) in connection with the Asset Sale pursuant to, and in accordance with, the terms of the Purchase Agreement, to such holders, and it does not address any other aspect of the Asset Sale. Kidron expressed no opinion as to the fairness of the consideration to the holders of any other class of securities, creditors, or other constituencies of the Company or as to the underlying decision by the Company to engage in the Asset Sale. The issuance of Kidron’s opinion was approved by a fairness committee of Kidron. The opinion does not constitute a recommendation as to how any holder of shares of the Company’s common stock should vote with respect to the Asset Sale, Plan of Dissolution, or any other matter and does not in any manner address the price at which the Company’s common stock will trade or otherwise be transferable at any time. The summary of Kidron’s opinion set forth herein is qualified in its entirety by reference to the full text of the opinion, which is attached to this Proxy Statement as Annex C.
In connection with preparing its opinion, Kidron reviewed, among other things:
•
a draft dated October 14, 2024 of the Purchase Agreement;

•
certain publicly available business and financial information concerning the Company;

•
certain internal financial analyses and projections for the Company prepared by its management, as approved for Kidron’s use by the Company (the “Financial Projections”);

•
a letter addressed to Kidron by the management of the Company, which contains, among other things, representations regarding the accuracy of the information, data, and other materials (financial or otherwise) provided to, or discussed with, Kidron by or on behalf of the Company, including the Financial Projections, dated October 14, 2024;

•
a comparison of the financial and operating performance of the Company with publicly available information concerning certain other companies Kidron deemed relevant;

•
a comparison of the stock market information for the Company with certain publicly traded securities of other companies; and

•
the financial terms of certain transactions involving companies Kidron deemed relevant and the consideration paid for such companies.

Kidron also performed such other studies and analyses, and considered such other factors, as Kidron deemed appropriate. In addition, Kidron held discussions with certain members of the management of the Company with respect to certain aspects of the Asset Sale, and the past and current business operations of the Company, the financial condition, and future prospects and operations of the Company, as well as certain other matters Kidron believed necessary or appropriate to its inquiry.
For purposes of rendering its opinion, Kidron relied upon, and assumed the accuracy and completeness of, all the financial, legal, regulatory, tax, accounting, and other information provided to, discussed with, or reviewed by, Kidron, without assuming any responsibility for independent verification thereof. In addition, management of the Company advised Kidron, and Kidron assumed, that the Financial Projections provided to Kidron had been reasonably prepared in good faith on a basis reflecting the best currently available estimates and judgments of management of the Company as to the future financial results and condition of the Company and the other matters covered thereby, and Kidron expresses no opinion with respect to such Financial Projections or the assumptions on which they are based. Kidron also relied on the estimates of management as to the amount of cash that will be available for distribution to holders of shares of the Company’s common stock (“Estimated Net Proceeds”) after payment of all transaction expenses and taxes, and reflecting any Purchase Price Adjustments, as defined in the Agreement, for purposes of calculating the consideration of $2.51 cash per share of the Company’s common stock. Kidron assumes no responsibility for the assumptions, estimates, and judgments on which the Financial Projections, Estimated Net Proceeds, the interim financial statements, and other financial information are based, and Kidron expresses no opinion with respect to the Financial Projections, Estimated Net Proceeds, the interim financial statements, or other financial information. Kidron did not make an independent evaluation or appraisal of the assets and liabilities (including any contingent, derivative, or other off-balance-sheet assets and liabilities) of the Company or any of its subsidiaries, and Kidron has not been furnished with any such evaluation or appraisal. Kidron assumed that all governmental, regulatory, or other consents and approvals necessary for the consummation of the Asset Sale will be obtained without any adverse effect on the expected benefits of the Asset Sale in any way meaningful to its analysis. Kidron also assumed that the Asset Sale will be consummated on the terms set forth in the Agreement, without the waiver or modification of any term or condition the effect of which would be in any way meaningful to its analysis.
The Financial Projections furnished to Kidron were prepared by the Company’s management. The Company does not publicly disclose internal financial analyses and forecasts of the type provided to Kidron in connection with Kidron’s analysis of the Asset Sale, and the Financial Projections were not prepared with a view toward public disclosure. The Financial Projections were based on numerous variables and assumptions that are inherently uncertain and may be beyond the control of the Company’s management, including, without limitation, factors related to general economic and competitive conditions and prevailing interest rates. Accordingly, actual results could vary significantly from those set forth in the Financial Projections. For more information regarding the use of the Financial Projections and other forward-looking statements, please refer to the section titled Certain Financial Projections beginning on page [      ] of this Proxy Statement.
Kidron’s opinion does not address the underlying business decision of the Company to engage in the Asset Sale, or the relative merits of the Asset Sale as compared to any strategic alternatives that may be available to the Company; nor does it address any legal, regulatory, tax, or accounting matters. Kidron’s opinion addresses only the fairness from a financial point of view to the holders of shares of the Company’s common stock (other than Feit Electric or any of its affiliates), as of the date of the opinion, of the estimated $2.51 in cash per Share proposed to be paid to such holders following the consummation of the Asset Sale pursuant to the Agreement. Kidron does not express any view on, and its opinion does not address, any other term or aspect of the Agreement or Asset Sale or any term or aspect of any other agreement or instrument contemplated by the Agreement or entered into or amended in connection with the Asset Sale, including, the fairness of the Asset Sale to, or any consideration received in connection therewith by, the holders of any other class of securities, creditors, or other constituencies of the Company; nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors, or employees of the Company, or class of such persons, in connection with the Asset Sale, whether relative to the consideration to be paid to the holders of shares of the Company’s common stock (other than Feit Electric or any of its affiliates) in connection with the Asset Sale pursuant to the Purchase Agreement or otherwise. Kidron is not expressing any opinion as to the prices at which the shares of the Company’s common stock will trade at any time or as to the potential effects of volatility in the credit, financial, and stock markets on the Company, Feit Electric, or the Asset Sale, or as to the impact of the Asset Sale on the solvency or viability of the Company or Feit Electric or the ability of the Company or Feit Electric to pay their respective obligations when they come due.
Kidron’s opinion is necessarily based on economic, monetary, market, and other conditions as in effect on, and the information made available to Kidron as of, the date of the opinion, and Kidron assumes no responsibility for updating, revising or reaffirming this opinion based on circumstances, developments, or events occurring after the date thereof.
The terms of the Purchase Agreement, including the Consideration, were determined through arm’s length negotiations between USI and Feit Electric, and the decision to enter into the Purchase Agreement was solely that of the Board. Kidron’s opinion and financial analyses were only one of the many factors considered by the Board in its evaluation of the Asset Sale and should not be viewed as determinative of the views of the Board or the Company’s management with respect to the Asset Sale or the Consideration.
The following is a summary of the material financial analyses delivered by Kidron to the Company’s Board in connection with rendering its opinion on October 16, 2024. This summary does not purport to be a complete description of the analyses or data presented by Kidron. Some of the summaries of the financial analyses include information presented in tabular format. The tables are not intended to stand alone, and in order to more fully understand the financial analyses used by Kidron, the tables must be read together with the full text of each summary. Considering the data set forth below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of Kidron’s analyses. The following is a summary of the material financial analyses utilized by Kidron in connection with providing its opinion.
Selected Public Companies Analysis
Kidron reviewed and compared selected financial information and public market multiples for the Company with publicly available financial information and public market multiples for selected companies. The companies used in this comparison were those companies listed below, which were selected by Kidron in its professional judgment, based on factors including that they are publicly traded companies in similar lines of business to the Company, have a similar business model, have similar financial performance, or have other relevant or similar characteristics.
Based upon the closing prices as of October 14, 2024 for shares of the selected companies, Kidron reviewed, among other things, the enterprise value divided by the reported revenue for the last twelve months (which is referred to as the “LTM revenue multiple”, with “LTM” referring to the latest 12 month period for which such financial information was publicly disclosed), for each of the selected companies, as shown below:
Selected Companies	LTM Revenue Multiple
Resideo Technologies, Inc.	0.87x
Universal Electronics Inc.	0.37x
Orion Energy Systems, Inc.	0.41x
FGI Industries Ltd.	0.25x
Based on its analysis of the relevant metrics for each of the comparable companies, Kidron applied an enterprise value to LTM revenue multiple reference range of 0.33x to 0.45x and applied it to the Company’s LTM revenue as of June 30, 2024. Kidron then deducted outstanding debt and added outstanding cash and cash equivalents as provided by the Company and the present value of net operating loss tax savings to determine a range of implied equity values of the Company. This analysis resulted in an implied per share equity value range of approximately $1.80 to $2.72 for the Company common stock.
None of the companies selected is identical to the Company, and certain of these companies may have characteristics that are materially different from those of the Company. The analyses necessarily involve complex considerations and judgments concerning differences in financial and operational characteristics of the companies involved and other factors that could affect the selected companies differently than they would affect the Company.
Selected Transaction Analysis
Using publicly available information, Kidron examined selected transactions involving businesses that Kidron judged to be similar to the Company’s business (or aspects thereof) based on Kidron’s experience and familiarity with the industries in which the Company operates.
Specifically, Kidron reviewed the transactions listed below, and reviewed the LTM revenue multiple for each target company prior to announcement of the applicable transaction, based on publicly available information.
Announcement Date	Acquiror	Target	LTM Revenue Multiple
June 2023	Intelligent Safety Electronics Pte. LTD	FireAngel Safety Technology Group plc	0.51x
May 2023	Global Industrial Company	Indoff Incorporated	0.38x
February 2022	Resideo, Inc.	First Alert, Inc.	1.55x
March 2022	Goodman Distribution, Inc.	CCOM Group, Inc.	0.29x
May 2021	Watsco, Inc.	Acme Refrigeration of Baton Rouge, Inc.	0.37x

Announcement Date	Acquiror	Target	LTM Revenue Multiple
March 2021	Watsco, Inc. Carrier Global Corp.	Temperature Equipment Corporation	0.37x
December 2019	Watsco, Inc.	N&S Supply of Fishkill, Inc.	0.09x
While none of the selected transactions or companies that participated in the selected transactions is directly comparable to the Asset Sale or the Company, the companies that participated in the transactions are companies with operations, results, market sizes, and product profiles that, for the purposes of analysis, may be considered similar to certain aspects of the Company. The analyses necessarily involve complex considerations and judgments concerning differences in financial and operational characteristics of the companies involved and other factors that could affect the transaction differently than they would affect the Asset Sale.
Based on its analysis of the relevant metrics for each of the transactions, Kidron applied an enterprise value to LTM revenue multiple reference range of 0.32x to 0.43x and applied it to the Company’s LTM revenue as of June 30, 2024. Kidron then deducted outstanding debt and added outstanding cash and cash equivalents as provided by the Company and the present value of net operating loss tax savings to determine a range of implied equity values of the Company. This analysis resulted in an implied per share equity value range of approximately $1.71 to $2.60 for the Company’s common stock.
Discounted Cash Flow Analysis
Based on the Financial Projections, Kidron performed a discounted cash flow analysis of the Company by calculating the estimated net present value of the projected unlevered, after-tax free cash flows of the Company for the fiscal years ending March 31, 2025 through March 31, 2029. Kidron calculated a range of terminal values of the Company by applying a range of terminal year multiples from 0.33x to 0.45x to an estimated terminal year’s last twelve months revenue to be generated by the Company, as provided by Company’s management. The net present values of the Company’s projected future cash flows and terminal values were then calculated using a range of discount rates from 13.9% to 14.9%, reflecting Kidron’s estimates of the Company’s weighted average cost of capital. Kidron then deducted outstanding debt and added outstanding cash and cash equivalents as provided by the Company and the present value of net operating loss tax savings to determine a range of implied equity values of the Company. Kidron then divided the range of illustrative equity values it derived by the number of fully diluted outstanding shares of the Company to derive a range of illustrative present values per share ranging from $1.17 to $1.98.
General
The foregoing summary of certain material financial analyses does not purport to be a complete description of the analyses or data presented by Kidron. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Kidron believes that the foregoing summary and its analyses must be considered as a whole and that selecting portions of the foregoing summary and these analyses, without considering all of its analyses as a whole, could create an incomplete view of the processes underlying the analyses and its opinion. As a result, the ranges of valuations resulting from any particular analysis or combination of analyses described above were merely utilized to create points of reference for analytical purposes and should not be taken to be the view of Kidron with respect to the actual value of the Company. The order of analyses described does not represent the relative importance or weight given to those analyses by Kidron. In arriving at its opinion, Kidron did not attribute any particular weight to any analyses or factors considered by it, and did not form an opinion as to whether any individual analysis or factor (positive or negative), considered in isolation, supported or failed to support its opinion. Rather, Kidron considered the totality of the factors and analyses performed in determining its opinion.
Kidron’s financial analyses and opinion were one of many factors considered by the Company’s Board in deciding to approve the Asset Sale. Consequently, the analyses described above should not be viewed as determinative of the views of the Company’s Board with respect to the Asset Sale or the Consideration. The Consideration was determined through arm’s length negotiations between the Company and the Feit Electric and was agreed to by the Company’s Board. Kidron provided advice to the Company during these negotiations. Kidron did not, however, recommend any specific consideration to the Company or its Board, or that any specific consideration constituted the only appropriate consideration for the Asset Sale.
As a part of its investment banking business, Kidron and its affiliates are continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, investments for passive and control purposes, private placements, and valuations for corporate and other purposes. Kidron was selected to advise the Company with respect to the Asset Sale and deliver an opinion to the Board with respect to the Asset Sale on the basis of, among other things, such experience and its qualifications and reputation in connection with such matters and its familiarity with the Company.
For services rendered in connection with delivery of its opinion, the Company agreed to pay Kidron a fee of $150,000, which was payable upon delivery of its opinion. No part of Kidron’s fee for its opinion was contingent upon either the conclusion expressed in the opinion or the consummation of the proposed Asset Sale. The Company agreed to reimburse Kidron for its expenses incurred in connection with its services, including the fees and disbursements of counsel, and to indemnify Kidron against certain liabilities arising out of Kidron’s engagement.
Kidron also acted as financial advisor to the Company in connection with, and has participated in certain of the negotiations leading to, the Asset Sale. The Company agreed to pay Kidron a fee of $400,000 in connection with the Asset Sale, which is contingent upon consummation of the Asset Sale, and the Company agreed to reimburse certain of Kidron’s expenses arising, and indemnify Kidron against certain liabilities that may arise, out of its engagement. During the two years preceding the date of Kidron’s opinion letter, Kidron and its affiliates had a general corporate advisory and investment banking relationship with the Company, for which Kidron and its affiliates received customary compensation. Such services during such period included (i) the fairness opinion engagement, (ii) the engagement to provide investment banking services in connection with the Asset Sale dated as of August 1, 2023, and (iii) the engagement to provide general corporate advisory services to the Company’s Board of Directors dated July 1, 2021. Neither Kidron nor any of its affiliates hold any shares of the Company’s common stock.
Certain Financial Projections
The Company does not, as a matter of general practice, publicly disclose long-term projections as to future performance, revenues, operating income, or other financial results. However, in connection with its evaluation of the Asset Sale, the Company’s management prepared the Financial Projections. The Financial Projections are included in this Proxy Statement only because (1) the Financial Projections were made available to Kidron for use in its financial analyses in connection with rendering its opinion to the Board as described in the section captioned Proposal 1: The Asset Sale — Opinion of Kidron Capital Securities LLC. The Financial Projections are not included in this Proxy Statement to influence any shareholder to make any investment decision with respect to the Asset Sale, including whether or not to seek appraisal rights with respect to the shares of the Company’s common stock.
Management Forecast
(US$ in thousands) Fiscal Year Ending March 31	2025E	2026E	2027E	2028E	2029E
Revenue	$21,000	$22,000	$23,000	$24,000	$25,000
Net Income	$(115)	$(8)	$89	$180	$265
EBITDA	$45	$157	$264	$365	$460
Unlevered Free Cash Flow(*)	$26.4	$(259.5)	$41.6	$121.3	$196.4

*
Unlevered Free Cash Flow used by Kidron, provided by Company management, in its financial analyses (as described in more detail in the section of this Proxy Statement captioned Proposal 1: The Asset Sale — Opinion of Kidron Capital Securities LLC), which is calculated by Company management as EBITDA subtracting impact of cash taxes (including the impact of depreciation and amortization and excluding the impact of cash tax savings from net operating losses), capital expenditure expense on purchases of property, plant & equipment, and adding or subtracting, as applicable, changes in net working capital.

The Financial Projections included in this Proxy Statement have been prepared by the Company’s management and are subjective in many respects. Furthermore, the Financial Projections do not take into account any circumstances or events occurring after the date they were prepared, including the Asset Sale. The information in the Financial Projections is not to be considered as fact and should not be relied upon as being necessarily predictive of future results, and readers of this Proxy Statement are cautioned not to place undue reliance on this information. Although this summary of the Financial Projections is presented with numerical specificity, the projections reflect numerous variables, assumptions and estimates as to future events made by the Company’s management that Company management believed were reasonable at the time the Financial Projections were prepared, taking into account the relevant information available to management at the time. However, such variables, assumptions and estimates are inherently uncertain and many of which are beyond the control of Company management. Because the Financial Projections cover multiple years, by their nature, the information contained therein becomes subject to greater uncertainty with each successive year. The Financial Projections reflect numerous estimates and assumptions with respect to industry performance, general business, economic, regulatory, market and financial conditions and other future events, as well as matters specific to the Company’s business, all of which are difficult to predict and many of which are beyond the Company’s control. As a result, there can be no assurance that the projected results will be realized or that actual results will not be significantly higher or lower than projected. The information contained in the Financial Projections is subjective in many respects and thus is susceptible to multiple interpretations and periodic revisions based on actual experience and business developments. As such, the information contained in the Financial Projections constitutes forward-looking information and is subject to risks and uncertainties, including the various risks set forth in the Company’s Form 10-K for the year ended March 31, 2024 and the other reports filed by the Company with the SEC.
The inclusion of this information should not be regarded as an indication that the Board, the Company, or any of their respective affiliates, advisors or other representatives or any other recipient of this information considered, or now considers, the Financial Projections to be predictive of actual future results.
The information contained in the Financial Projections constitutes forward-looking statements. For information on factors that may cause the Company’s future results to materially vary, see the section titled Cautionary Statement Regarding Forward-Looking Statements beginning on [page    ] of this Proxy Statement.
Except to the extent required by applicable federal securities laws, the Company does not intend and expressly disclaims any responsibility to update or otherwise revise the Financial Projections to reflect circumstances existing after the date when management prepared the Financial Projections or to reflect the occurrence of future events or changes in general economic or industry conditions, even in the event that any of the assumptions underlying the Financial Projections are shown to be in error. By including in this document a summary of the Financial Projections, neither the Board, the Company, nor any of their respective affiliates, advisors, or other representatives makes any representation to any shareholder regarding the ultimate performance of the Company compared to the information contained in such Financial Projections and should not be read to do so.
Net Proceeds from the Asset Sale and Their Expected Use
From the Asset Sale pursuant to the Purchase Agreement, the Company expects to receive net proceeds of approximately [$      ], after payment of debt, transaction, and other related expenses, and any applicable taxes. (See the Risk Factor subsection titled The amount of net proceeds that we will receive from the Transaction is subject to uncertainties).
Assuming the Plan of Dissolution is approved by shareholders, we plan to distribute, in one or more distributions, the net proceeds from the Asset Sale, which may include a portion of the Company’s other cash on its balance sheet. The Company will retain in escrow a contingency reserve for remaining costs and liabilities following the closing through after the filing of Articles of Dissolution with the SDAT. The amount and timing of the distributions to shareholders will be determined by the Board in its sole discretion, subject to the provisions of the Plan of Dissolution. On the basis described in this proxy statement and depending upon the various strategic and timing considerations described below, the Board anticipates that the amount of total distributions to shareholders from the Asset Sale would range from approximately $2.51 to $2.58 per share of common stock (see page    ). However, there can be no assurance as to the timing and amount of distributions to shareholders, even if all of our remaining assets are sold, because there are several factors, some of which are outside of our control, that could affect our ability to make such distributions in the future. See also Proposal 2: The Dissolution — Dissolution and Winding Up of the Company — Amount of Distributions for additional discussion of factors that could cause the distribution to be received by shareholders to change.
In the event that our shareholders approve the Asset Sale but do not approve the Plan of Dissolution, we will still seek to complete the Asset Sale if the other conditions to closing are satisfied or waived, including but not limited to the condition of both USI and Feit Electric to have the Company’s dissolution approved by the Company’s shareholders. In that event, USI will have transferred substantially all of its operating assets to Feit Electric and will have limited operations and working capital resources to generate revenue and to fund its ongoing expenses. With limited assets with which to generate revenues and no Plan of Dissolution approved, the Company anticipates that it would use its cash to pay ongoing operating expenses, and the Board would convene to determine whether to make any distributions to shareholders. The Board would have to evaluate the alternatives available to the Company, including, among other things, acquiring other businesses, investing the cash received from the Asset Sale in another operating business, or engaging in a subsequent reverse merger or recapitalization or similar transaction. In the event that we make a distribution outside of the Plan of Dissolution, our shareholders could incur an increased shareholder-level tax liability from such distribution (see the section titled Material United States Federal Income Tax Consequences to Company Shareholders).
You should carefully review the section titled Risk Factors beginning on page [   ] of this Proxy Statement for a description of risks related to the Dissolution.
Shareholder Approval Requirement
We are organized under the corporate laws of the State of Maryland. The Asset Sale may constitute the sale of “substantially all” of our property and assets under Section 3-105 of the MGCL. Section 3-105 of the MGCL requires that a Maryland corporation obtain the approval of the holders of two-thirds (66.67%) of the corporation’s outstanding stock entitled to vote thereon for the sale of all or substantially all of its assets. In light of this requirement, after taking into account the specific facts and circumstances of the Asset Sale, we have determined to seek shareholder approval of the Asset Sale. Additionally, obtaining such shareholder approval is a closing condition under the Purchase Agreement.
The Purchase Agreement provides that USI or Feit Electric may terminate the Purchase Agreement if we do not obtain shareholder approval of the Asset Sale and Plan of Dissolution or, in the event that an alternative acquisition proposal has been publicly announced at the time of the Special Meeting and we enter into a definitive agreement providing for the consummation of a third-party proposal, that we pay a termination fee of $200,000 plus expenses to Feit Electric (see the section titled Purchase Agreement — Termination Fees and Expenses).
Interests of Our Directors and Executive Officers in the Asset Sale and Dissolution
Certain of our directors and executive officers may have interests in the Asset Sale and Dissolution that are different from, or in addition to, those of our shareholders generally. These interests may create potential conflicts of interest. The Board was aware that these interests existed when it approved the Purchase Agreement, the Asset Sale, and the Dissolution. All such interests are described below to the extent material, and except as described below, such persons have, to our knowledge, no material interest in the Asset Sale or Dissolution apart from those of shareholders generally. The Board was aware of these potential conflicts of interest and considered them, among other matters, in reaching its decision to approve the Purchase Agreement, Dissolution, and the transactions contemplated thereby, and to recommend, as applicable, that the Company’s shareholders approve the proposals to be presented to the Company’s shareholders for consideration at the Special Meeting as contemplated by this Proxy Statement.
Stock Ownership
As of the Record Date, the Company’s directors and executive officers beneficially owned approximately 10.7% of the outstanding shares of the Company’s common stock.

Asset Sale Related Compensation of Executive Officers
Except as provided below, none of the Company’s officers are party to employment agreements that will be effective at the time of the Asset Sale.
Pursuant to the terms of the Employment Agreement dated July 18, 2005, as amended, by and between the Company and Harvey B. Grossblatt, President and Chief Executive Officer (the “Employment Agreement”) if Mr. Grossblatt’s employment is not renewed at the end of its term (currently ending July 31, 2025), Mr. Grossblatt will be entitled to receive a lump sum payment equal to his last 12-months’ base salary and bonus (Mr. Grossblatt’s base salary is $350,000 and no bonus was earned in the last 12 months) plus health and retirement plan benefit payments for three years (described below). Furthermore, if Mr. Grossblatt’s employment is terminated following, or in anticipation of, a “change of control” of the Company, Mr. Grossblatt will receive a lump sum payment equal to the base salary he would receive for the balance of the term of the Employment Agreement, plus a lump sum payment equal to three times his base salary for the last 12 months and the amount of his last bonus (which, if such termination occurs prior to January 1, 2025 would equal $1,050,000), limited to 2.99 times his average annual taxable compensation from the Company, which is included in his gross income for the five taxable years of the Company ending before the date on which the change of control occurs. In addition, Mr. Grossblatt is entitled to receive health benefits for three years (currently calculated to be $[      ]), and an additional lump sum payment payable on the anniversary of the termination equal to the 401(k) plan contribution the Company would have made on behalf of USI had he remained employed by the Company during such three-year period (approximately $[      ]). Under the terms of the Employment Agreement, the Asset Sale would be a “change of control”.
Mr. Grossblatt has agreed that, in the event the Asset Sale is approved and USI closes the Asset Sale with Feit Electric, he will waive all of the above payments and benefits which are due to him upon a termination following a “change of control”. As a result, the only payment to Mr. Grossblatt effective as a result of the Asset Sale will be upon non-renewal of Mr. Grossblatt’s employment following the expiration of the current term, at which time Mr. Grossblatt will be entitled to receive from the Company a lump sum payment of $350,000.
Pursuant to the terms of the Purchase Agreement, Mr. Grossblatt and Feit Electric will enter into a Consulting Agreement pursuant to which Mr. Grossblatt will provide consulting services to Feit Electric for a period of at least six months for up to 40 hours per month, for which Mr. Grossblatt will be paid $10,000 per month.
Golden Parachute Disclosure
In accordance with Item 402(t) of Regulation S-K of the Securities Act, which requires disclosure of information about compensation for the Company’s named executive officers that is based on or otherwise related to the Asset Sale, none of the Company’s named executive officers will receive any compensation in connection with the Asset Sale.
Tail Policy
All of the Company’s current executive officers and directors will be entitled to certain indemnification and liability insurance coverage following the Asset Sale, as described in the section titled The Purchase Agreement — Additional Obligations below.
The Board was aware of these interests and considered them, among other matters, in its decision to approve the Purchase Agreement.
No Appraisal or Dissenters’ Rights
Appraisal or dissenter’s rights are a statutory remedy available in many states to shareholders who object to certain extraordinary actions taken by a corporation, such as mergers or certain other change of control transactions. This remedy typically allows dissenting shareholders to require the corporation to buy their stock at a price equal to its fair value immediately before the extraordinary corporate action is taken. Under Maryland law, our shareholders are not entitled to appraisal rights in connection with the Asset Sale.

PROPOSAL 2: THE DISSOLUTION
General
The Company is seeking shareholder approval of the Dissolution Proposal whereby the Company will dissolve, make provision for its liabilities, including contingent liabilities, wind up its operations, liquidate, and distribute all of its remaining net assets, including the remaining net cash proceeds from the purchase price paid by Feit Electric in the Asset Sale, to shareholders of the Company. Although the Dissolution Proposal is being approved separately from the Asset Sale Proposal, the Dissolution is an integral part of the sale transaction contemplated by the Purchase Agreement and will occur only if the Asset Sale is completed. The Purchase Agreement and the Asset Sale are discussed under the sections titled Purchase Agreement and Proposal 1: The Asset Sale. The Company’s reasons for the sale transaction are discussed under Proposal 1: The Asset Sale — Reasons for the Asset Sale.
The intended distributions to our shareholders following the Asset Sale can be completed only if the Asset Sale Proposal and the Dissolution Proposal are both approved by the shareholders of the Company at the special meeting. If the Asset Sale proposal is not approved by the Company’s shareholders, the Asset Sale will not occur and the Company will not be dissolved and no distribution will be made to shareholders of the Company, even if the Dissolution Proposal is approved by shareholders. If shareholders approve the Asset Sale proposal but do not approve the Dissolution Proposal, we will still seek to complete the Asset Sale if the other conditions to closing are satisfied or waived, including but not limited to the condition of both USI and Feit Electric to have the Company’s dissolution approved by the Company’s shareholders. However, the Company could not then immediately begin the process of dissolving and the cash distributions to shareholders would be delayed until shareholders approve the Company dissolution. The Company does not intend to invest in another operating business following the completion of the Asset Sale. The Company would use its remaining assets to pay ongoing operating expenses, and the Company expects that such expenses would exceed any revenue generated by its remaining assets. Accordingly, the Company would use its remaining cash, including cash paid by Feit Electric in the Asset Sale if necessary, to satisfy its obligations and expenses until the Company is permitted to dissolve.
The following is a summary description of the material aspects of the Plan of Dissolution and Complete Liquidation, which we refer to as the Plan of Dissolution. The summary below may not contain all the information that is important to you and should be read in conjunction with the Plan of Dissolution, which is attached as Annex B to this Proxy Statement.
Dissolution and Winding Up of the Company
By approving the Dissolution Proposal, the Company’s shareholders will be approving the voluntary dissolution of the Company under the MGCL. If the Dissolution Proposal is approved, the Board will take such actions as it deems, in its absolute discretion, necessary, appropriate, or advisable to effect the Dissolution. We expect that, following shareholder approval of the Dissolution Proposal, and the completion of the Asset Sale, the Company will:
•
provide notice to the Company’s creditors at the addresses shown on the records of the Company and employees either at their home addresses on the records of the Company or business addresses, at least 20 days before filing Articles of Dissolution, that the Company’s dissolution has been approved;

•
pay any state taxes owed by the Company that must be paid before filing Articles of Dissolution;

•
file Articles of Dissolution with the SDAT, dissolving the Company as a corporation (Articles of Dissolution may be filed no earlier than 20 days after notice to creditors and employees is given, and will become effective upon the acceptance of the Articles of Dissolution for record by the SDAT or on such later date as may be specified in the Articles of Dissolution);

•
conduct business operations after dissolution only to the extent necessary to wind-up the Company’s business affairs;

•
liquidate the Company’s remaining assets;

•
pay, or make provision for the payment of, all of the Company’s known obligations and liabilities;

•
establish a contingency reserve fund for possible post-dissolution expenses as set forth below;

•
begin the process of distributing the Company’s remaining assets to its shareholders. In distributing assets to shareholders, the Board may use the following procedure set forth in Section 3-412 of the MGCL:

•
notify the Company’s shareholders at his or her address as it appears on the records of the Company that they must prove their interests in the Company’s remaining assets within a specified time at least 60 days after the date of the notice, and after expiration of the time specified in the notice, make a distribution to each shareholder who has proved his or her interest such shareholder’s proportionate share of the assets being distributed, reserving the shares of those who have not proved their interests;

•
after the initial distribution of shareholder interests, the Board may incur reasonable expenses in locating the remaining shareholders, securing proof of interests from them and distributing to them their interests, and may charge the expenses for such activities against the funds undistributed to shareholders who have not proved their interests at the time the expenses are incurred;

•
no earlier than three years from the date of the original notice requesting that shareholders prove their interests, make a final distribution of all surplus assets remaining, including the unclaimed shares of shareholders who have not proved their interest, to those shareholders who have proved their interests and are entitled to distribution;

•
if the process set forth in Section 3-412 of the MGCL has been followed, then after the final distribution, the interests in the Company’s funds of any shareholder who has not proved his or her interest will be forever barred and foreclosed; and

•
presume abandoned any assets remaining unclaimed 60 days after the final distribution, whether through failure or inability of the postal authorities to deliver the distribution checks or for any other reason, and report such assets to the abandoned property unit of the State Comptroller’s office in accordance with Title 17 of the Commercial Law Article, the Maryland Uniform Disposition of Abandoned Property Act.

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Alternatively, the Board may, in its sole discretion, transfer all, or a portion of, the assets of the Company to one or more liquidating trustees for distribution to shareholders.

Timing of Distributions
In connection with the Company’s dissolution, the Company may distribute its remaining net assets, including the remaining net proceeds from the purchase price paid by Feit Electric in the Asset Sale, to its shareholders through one or more cash distributions to shareholders. The Company intends that as soon as reasonably practicable following the completion of the Asset Sale, it will make an initial distribution from the net purchase price proceeds from the Asset Sale to its shareholders. The Company may make one or more additional distributions to shareholders in the event the Company has additional remaining net assets after it has satisfied, or made provision for satisfying, all of its liabilities.
When the Company is in a position to begin making distributions to shareholders, shareholders will be provided information regarding the exact manner in which distributions will be made and if shareholders will be required to surrender their stock certificates to the Company. Shareholders should not send their stock certificates to the Company at this time.
We are unable to predict the precise timing of any distributions to our shareholders in connection with the Dissolution. The timing of any distributions will be determined by the Board. We anticipate that this process will be finalized within a year of the closing of the Asset Sale. However, this process could take longer than currently anticipated.
Donation of Remainder to a Charitable Organization
A portion of the reserve fund discussed above may be retained by the Company in dissolution as a contingency reserve fund for three or more years. It is expected that any amount remaining in the reserve fund after the Board has determined that the reserve fund is no longer required will be immaterial compared to the cost and effort that would be required to equitably distribute such remaining funds to the Company’s shareholders entitled to distributions after such a long period. As a result, it is expected that the Board will, subject to a determination that it is in compliance with the directors’ fiduciary duties, donate any such remaining funds to a charitable organization.
Amount of Distributions
If the Dissolution Proposal is approved, following completion of the Asset Sale, the remaining net assets (including the remaining net cash proceeds from the purchase price paid by Feit Electric in the Asset Sale) of the Company after paying, or providing for the payment of any taxes and any and all debts and obligations of the Company, including the legal costs and fees for the winding up and Company dissolution, will be distributed to the shareholders of the Company on a pro rata basis in accordance with Maryland law and the Company’s articles of incorporation and bylaws. Based on the Company’s most recent analysis and an assumption that the Asset Sale will be consummated no later than March 31, 2025, we estimate that the aggregate cash distributions to be paid to the shareholders of the Company will be approximately $5,800,000 million, assuming the low end of the range we anticipate, to approximately $5,960,000 million, assuming the high end of the range we anticipate, or approximately $2.51 to $2.58 per share. The estimated distribution amount per share is based on numerous assumptions, including an assumed 2,312,887 shares of Company common stock outstanding at the time of the Dissolution, and is subject to change based on several factors. Accordingly, you should not assume that the ultimate per share distribution will be equal to or greater than $2.51 per share. This estimated distribution per share range is based on numerous assumptions and is subject to change.
The following table illustrates the Company’s high and low range estimates of the amount available for distribution.
Estimated Liquidating Distribution to Shareholders
	Low	High
Cash and cash equivalents as of January 31, 2025	200,000	200,000
Gross proceeds from Feit Electric	6,000,000	6,000,000
Inventory Adjustment	0	0
Collection of outstanding accounts receivable	3,700,000	3,700,000
Reserve for Bad Debts	(400,000)	(400,000)
Proceeds from sales of inventory not purchased by Feit Electric	1,600,000	1,800,000
Total	11,100,000	11,300,000
Accounts Payable	(800,000)	(800,000)
Operating expenses post January 31, 2025	(350,000)	(350,000)
Indebtedness to Factor	(2,000,000)	(2,000,000)
Severance	(500,000)	(500,000)
Transaction costs	(710,000)	(750,000)
Insurance premium and insurance audit	(400,000)	(400,000)
Insurance hold back for deductible	0	0
Reserves	(400,000)	(400,000)
Estimated Federal and State Income Taxes on sale of intangibles	(140,000)	(140,000)
Total	(5,340,000)	(5,340,000)
Net total proceeds available for distribution	5,760,000	5,960,000
Assumed shares outstanding	2,312,887	2,312,887
Estimated total liquidating distribution	2.51	2.58
Factors that could cause the per share distribution to change include adjustments to the purchase price in the Asset Sale, consummation of the Asset Sale later than March 31, 2025, the total amount of the Company’s indebtedness, the amount of actual proceeds realized by the Company from sales of remaining inventory, the actual collections on outstanding accounts receivable, and the actual amount of anticipated and unanticipated expenses and liabilities that arise post-closing as the Company winds down. Shareholders may receive one or more separate distributions. When the Company is in a position to begin making distributions to shareholders, distributions will be made to the record holders of shares of Company common stock as recorded in the books and records of the Company on a pro rata basis.
Contingency Fund
If deemed necessary or appropriate by the Board, in furtherance of the liquidation and distribution of the Company’s net assets to the shareholders of the Company and/or winding up the Company, the Company may transfer to one or more liquidating trustees, for the benefit of the Company’s shareholders and/or creditors, under a liquidating trust or other contingency reserve fund, any assets of the Company, including cash, intended for distribution to shareholders and creditors not disposed of at the time of the Dissolution. If the Board elects to establish a contingency reserve fund, it is estimated that the fund will be approximately $[      ] for possible post-dissolution expenses, including tax expenses beyond those calculated by the Company at the time of filing its final tax return, which the Company may maintain for up to the applicable statutory period after the filing of the Articles of Dissolution. If any such contingency reserve funds remain at the end of such periods, the Company will distribute such remaining funds equitably to the Company’s shareholders entitled to such distributions. If the amount of such remaining funds is immaterial compared to the cost and effort that would be required to equitably distribute such remaining funds to the Company’s shareholders after such a long period, the Board may, subject to a determination that it is in compliance with the directors’ fiduciary duties, donate any such remaining funds to a charitable organization.
Record Date for Liquidating Distributions
It is expected that the liquidating distributions to shareholders will be made to shareholders of record as of the close of business on the day immediately preceding the day of the initial distribution, and that the proportionate interests of shareholders in the assets of the Company in any subsequent distributions will be fixed on the basis of their holdings on the day immediately preceding the initial distribution. However, this is subject to change in accordance with the Plan of Dissolution and shareholders will be notified of the date for determining shareholders entitled to distributions in advance of such date.
Trading of the Company’s Common Stock; Delisting and Deregistration of Company’s Common Stock
The Company’s common stock is currently listed on the NYSE under the symbol “UUU.” After completion of the Asset Sale and shortly before the initial distribution of cash to shareholders, the Company common stock will be delisted from NYSE and deregistered under the Exchange Act. Upon deregistration, the Company anticipates that it will no longer file periodic reports with the SEC pending dissolution. The Company would then proceed with the Dissolution, if the Dissolution Proposal is approved, and upon Dissolution, the Company will cease to exist.
Interests of Directors and Executive Officers in the Proposed Dissolution of the Company
Please see Proposal 1: The Asset Sale — Interests of Our Directors and Executive Officers in the Asset Sale and Dissolution.
Abandonment; Amendment
Notwithstanding shareholder approval of the Dissolution Proposal, the Board may abandon the Dissolution and the Plan of Dissolution at any time before the Articles of Dissolution are accepted for record by the SDAT. Upon such acceptance, in accordance with Maryland law, the Company’s dissolution will be effective and may no longer be abandoned.
The Plan of Dissolution provides that, notwithstanding approval of the Dissolution Proposal by the Company’s shareholders, the Board may modify or amend the Plan of Dissolution without further action by or approval of the shareholders, to the extent permitted under applicable law.

Liability of Shareholders, Directors, and Officers
Under Maryland law, the Dissolution does not relieve the Company’s shareholders, directors, or officers from any obligation or liability imposed on them by law.
Maryland law provides that a shareholder could be held liable to creditors of the Company for his or her pro rata portion (based on relative stockholdings) of any such liability, limited to the amount received by the shareholder in distributions from the Company under the Plan of Dissolution. If we made a distribution to you, in such circumstances, you may have to pay back some or all of the distributions made to you. Because we intend to carefully evaluate, and make adequate provision for, the Company’s liabilities in winding up the Company, we do not anticipate that any distribution will be made pursuant to the Company’s dissolution without payment or adequate provision having been made for all of the Company’s liabilities.
No Appraisal or Dissenters’ Rights
Appraisal or dissenter’s rights are a statutory remedy available in many states to shareholders who object to certain extraordinary actions taken by a corporation, such as mergers or certain other change of control transactions. This remedy typically allows dissenting shareholders to require the corporation to buy their stock at a price equal to its fair value immediately before the extraordinary corporate action is taken. Under Maryland law, our shareholders are not entitled to appraisal rights in connection with the Dissolution.
Company Dissolution Conditioned on Completion of the Asset Sale
The Dissolution will occur only after, and is conditioned on the completion of, the Asset Sale. If the Asset Sale does not receive regulatory or shareholder approval or are not completed for any other reason, the Company will not be dissolved, even if the Dissolution Proposal is approved by the shareholders of the Company at the special meeting.
Material United States Federal Income Tax Consequences
See the section titled Material United States Federal Income Tax Consequences to Company Shareholders below.
Shareholder Approval Requirement
We are organized under the corporate laws of the State of Maryland. Section 3-403 of the MGCL requires that a Maryland corporation obtain the approval of the holders of two-thirds (66.67%) of the corporation’s outstanding stock entitled to vote thereon to approve the dissolution of the corporation.
Recommendation of the Board of Directors
THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE COMPANY DISSOLUTION FOLLOWING CONSUMMATION OF THE ASSET SALE.

THE PURCHASE AGREEMENT
The following is a summary of the material terms of the Purchase Agreement. This summary does not purport to describe all the terms of the Purchase Agreement and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is attached as Annex A. We urge you to read the Purchase Agreement carefully and in its entirety because it, and not the summary set forth in this Proxy Statement, is the legal document that governs the Asset Sale. All initially capitalized terms contained herein that are not defined herein are defined in the Purchase Agreement.
The representations, warranties, and covenants contained in the Purchase Agreement were made only for purposes of the Purchase Agreement as of specific dates and may be subject to more recent developments. Such representations, warranties and covenants were made solely for the benefit of the parties to the Purchase Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating risk between the parties instead of establishing these matters as facts, and may apply standards of materiality in a way that is different from what may be viewed as material by you or by other investors. For the foregoing reasons, you should not rely on the representations, warranties, and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties or any of their respective subsidiaries or affiliates.
Consideration
As consideration for our sale, transfer, and delivery of the Acquired Assets to Feit Electric pursuant to the Purchase Agreement and our other covenants and obligations thereunder, at the closing of the Asset Sale, the Company expects Feit Electric to pay cash consideration of $6,000,000, subject to certain upward or downward adjustments to the extent the value of the Eligible Inventory (as defined in the Purchase Agreement) at closing is more or less than $2,700,000. Any outstanding indebtedness of USI as of the closing and all unpaid transaction costs and certain taxes will be paid from the purchase price.
Closing
The closing will take place via the electronic exchange of documents and signature pages on a mutually-agreeable date that is no later than two business days after the satisfaction or waiver of the conditions precedent set forth in the Purchase Agreement.
Representations and Warranties
USI made representations and warranties relating to, among other things:
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authority and consents;

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organization and qualification;

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capitalization and subsidiaries;

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good title and sufficiency of assets;

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SEC reports, financial statements, and information provided;

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material changes;

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Eligible Inventory;

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tax matters;

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tangible assets and capital expenditures;

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real property;

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intellectual property;

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material contracts;

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employee matters;

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litigation;

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compliance with laws;

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permits and licenses;

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environmental matters;

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insurance;

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employee benefit matters;

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transactions with related parties;

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undisclosed liabilities and debt;

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major customers and suppliers;

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product warranty and liability;

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prospective changes;

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certain payments;

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brokers and agents;

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material omissions; and

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solvency.

Additionally, Feit Electric made representations and warranties relating to the following matters, among other things:
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authority;

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organization and qualification;

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consents and approvals;

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brokers and agents;

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sufficiency of funds;

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solvency;

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legal proceedings; and

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independent investigation.

The representations and warranties made by Feit Electric and USI in the Purchase Agreement will terminate and expire as of the closing, and any liability of the parties with respect to such representations and warranties will thereupon cease, except in the case of fraud, in which case all representations and warranties of the parties will survive indefinitely.
Conduct of the Acquired Companies Prior to Closing
Until the closing of the Asset Sale, USI agreed to conduct its business in the ordinary course and in substantially the same manner as has been conducted prior to the date of the Purchase Agreement, and use commercially reasonable best efforts to preserve the current business organization of USI and the “Universal Security Instruments” and “USI” brands, keep available the services of each USI’s current officers, employees, and agents, and maintain the relations and goodwill with all suppliers, customers, distributors, landlords, creditors, employees, agents, and other persons having business relationships with USI.
Restrictions on Solicitation of Other Offers
During the pendency of the Purchase Agreement, USI will not, and will cause its representatives not to, directly or indirectly:
•
solicit, seek, initiate, or take any action to facilitate or encourage any offers, inquiries, indications of interest or the making of any proposal or offer that constitutes, or could reasonably be expected to lead to, any Acquisition Proposal, or engage, participate in or facilitate any discussions or negotiations regarding, or furnish any non-public information to any person or entity in connection with any offers, inquiries, indications of interest or proposals that constitute or could reasonably be expected to lead to, an Acquisition Proposal;
•
enter into, continue, or otherwise participate or engage in any discussions or negotiations regarding any Acquisition Proposal, or furnish to any person or entity (other than Feit Electric and its affiliates) any non-public information or afford any person or entity (other than Feit Electric and its affiliates) access to such party’s property, books, or records (except pursuant to a request by a governmental authority) in connection with any offers, inquiries, or the making of any proposal or offer that constitutes, or could reasonably be expected to lead to, any Acquisition Proposal;

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enter into any letter of intent, term sheet, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, purchase agreement, exchange agreement, option agreement, joint venture, partnership agreement, or similar agreement contemplating any Acquisition Proposal;

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amend or grant any waiver or release under any standstill or similar agreement with respect to any class of equity securities of USI; or

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take any action to make the provisions of any anti-takeover statute inapplicable to any transactions contemplated by an Acquisition Proposal.

Notwithstanding the above restrictions, at any time prior to obtaining shareholder approval of the Asset Sale, USI and its representatives may furnish information with respect to USI to and participate in discussions or negotiations with any person or entity that has made a bona fide written Acquisition Proposal in certain limited circumstances, as specified in the Purchase Agreement.
If USI receives an Acquisition Proposal that the Board determines in good faith, after consultation with outside legal counsel and its financial advisors, constitutes a Superior Proposal (as defined below), and the Board determines in good faith, after consultation with outside legal counsel, that changing its recommendation in favor of the Asset Sale is necessary to comply with its fiduciary duties to the shareholders under Maryland law, then the Board may, at any time prior to shareholder approval of the Asset Sale, change its recommendation to shareholders or terminate the Purchase Agreement. Notwithstanding the foregoing, the Board may not change its recommendation unless USI shall have provided prior written notice to Feit Electric, at least five business days in advance, of USI’s intention to make a recommendation change or terminate the Purchase Agreement, which notice shall specify the material term and conditions of the Superior Proposal, and shall have contemporaneously provided a copy of any material documents relating to the Superior Proposal, and shall negotiate with Feit Electric in good faith to make such adjustments to the Purchase Agreement so that such Acquisition Proposal ceases to constitute a Superior Proposal.
Under the Purchase Agreement, “Acquisition Proposal” means an inquiry, proposal, or offer from, or indication of interest in making a proposal or offer by, any person or group (other than Feit Electric and its affiliates), relating to any transaction or series of related transactions (other than the Asset Sale contemplated by this Agreement), involving any: (a) direct or indirect acquisition of assets of USI (including any voting equity interests of USI Electric, but excluding sales of assets in the ordinary course of business) equal to 15% or more of the fair market value of USI’s assets or to which 15% or more of USI’s net revenues or net income are attributable; (b) direct or indirect acquisition of 15% or more of the voting equity interests of the Company; (d) tender offer or exchange offer that if consummated would result in any person or group (as defined in Section 13(d) of the Exchange Act) beneficially owning (within the meaning of Section 13(d) of the Exchange Act) 15% or more of the voting power of USI; (e) merger, consolidation, other business combination, or similar transaction involving the Company or USI Electric, pursuant to which such person or group (as defined in Section 13(d) of the Exchange Act) would own 15% or more of the consolidated net revenues, net income, or assets of USI, taken as a whole, based on the most recent fiscal year for which audited financial statements are then available; (f) liquidation, dissolution (or the adoption of a plan of liquidation or dissolution), or recapitalization or other significant corporate reorganization of the Company or USI Electric which, individually or in the aggregate, generate or constitute 15% or more of the consolidated net revenues, net income, or assets of USI, taken as a whole, based on the most recent fiscal year for which audited financial statements are then available; or (g) any combination of the foregoing. However, “Acquisition Proposal” does not include any transaction by which the corporate shell of the Company or any subsidiary of the Company

(it being acknowledged that the corporate shell of the Company shall be deemed to include the stock exchange listing of the Company and the corporate organizational documents (i.e., Articles of Incorporation and Bylaws) of the Company) and not containing a portion of the business of, or any assets of the business of, USI) would be transferred such that such transfer of the corporate shell of the Company or any subsidiary of the Company would not give rise to an acquisition of a portion of the business of, or any assets of the business of, USI.
Under the Purchase Agreement, “Superior Proposal” means a bona fide, unsolicited written Acquisition Proposal (except that, for purposes of this definition, each reference in the definition of “Acquisition Proposal” to “15% or more” shall be “more than 50%”) that was first received after the date of the Purchase Agreement that is (a) on terms which the Company’s Board determines in its good faith judgment to be more favorable to the holders of the Company’s capital stock from a financial point of view than the Asset Sale (after consultation with the Company’s outside legal counsel and financial advisors), taking into account all of the terms and conditions of such proposal and the Purchase Agreement (including all legal and financial considerations, the identity of the third party making such Acquisition Proposal, any termination or break-up fees and conditions to consummation, certainty of closing and regulatory filings, as well as any written offer by Feit Electric to amend the terms of the Purchase Agreement), (b) is not subject to any financing condition (and if financing is required, such financing is then fully committed to the third party), (c) is reasonably capable of being completed on the terms proposed without unreasonable delay, and (d) includes termination rights no less favorable than the termination rights set forth in the Purchase Agreement.
Access to Records
During the period after signing the Purchase Agreement and prior its closing, USI will provide Feit Electric with access to the offices, properties, books and records of USI and such financial and operating data and other information relating to USI as may be reasonably requested. However, USI may restrict or prohibit an investigation or examination by Feit Electric in certain circumstances that are described in more detail in the Purchase Agreement.
Charter Amendment
The Purchase Agreement requires that, as promptly as practicable (but in no event later than 10 days) after the Closing Date, the Company and USI Electric must amend their respective articles of incorporation and all assumed name filings to change their respective names and all assumed names to names that do not include the word “Universal Security Instruments” or “USI” any variation or derivation thereof. From and after the Closing, the Company, USI Electric, and any all of their respective affiliates may not use the word “Universal Security Instruments” or “USI” or any variation or derivation thereof in any enterprise or endeavor other than in connection with liquidating any inventory that has not been transferred to Feit Electric and collecting accounts receivable, which USI may do royalty-free. The Company and USI Electric agreed to wind-up and dissolve their respective operations as soon as practical following the Closing.
Additional Obligations
In addition, and among other things, the Purchase Agreement:
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Requires Feit Electric to maintain general liability insurance coverage, including, without limitation, general liability and product liability insurance, in an amount equal to or greater than $5,000,000.00 in the aggregate and $2,000,000.00 per occurrence, and include coverage of such insurance for claims arising from facts or events which occurred after the Closing Date with respect to products sold by USI on or prior to the Closing Date. Feit Electric will cause USI to be named as an additional named insured on each such insurance policy.

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Requires the Company to maintain fully-paid director and officer insurance coverage for a period of six years following the Closing, pursuant to the Chubb Primary Directors & Officers and Entity Securities Liability Insurance policy issued by Federal Insurance Company (the “D&O Policy”). In accordance with the terms of the D&O Policy, the Company retains liability of $1,000,000 on certain claims made under the D&O Policy. Feit Electric agreed that, if and to the extent the Company becomes obligated to pay any amounts pursuant to such retention obligation (or any similar obligation up to

$1,000,000 under a successor insurance policy), Feit Electric will pay or, if paid by the Company, reimburse the Company for, such retention obligation as and when due. Feit Electric will not be liable for any other costs or payments with respect to any such claim beyond this funding.
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Requires that the Company prepare the preliminary Proxy Statement and file it with the SEC, subject to Feit Electric review and comment.

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Provides that a press release to announce the signing of the Purchase Agreement will be issued jointly by USI and Feit Electric; however, all other press releases and public announcements concerning the Purchase Agreement may not be made by either USI or Feit Electric without the prior consent of the other party (which consent shall not be unreasonably withheld, conditioned, or delayed), except as may be required by: (a) applicable law, (b) court process, (c) the rules or regulations of any applicable United States securities exchange, or (d) any governmental authority to which the relevant party is subject or submits, provided, in each such case, the party making the release, statement, announcement, or other disclosure shall use its reasonable best efforts to allow the other party reasonable time to comment on such release or announcement in advance of such issuance.

Conditions to Closing
Feit Electric’s obligations to consummate the Asset Sale are subject to the satisfaction of the following further conditions:
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the Company’s shareholders shall have approved the Asset Sale;

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each of the representations and warranties made by USI in the Purchase Agreement shall be true and correct when made and true and correct in all material respects as of the Closing Date as if made on and as of the Closing Date (except to the extent that any such representations and warranties speak expressly as of an earlier date, in which case they shall be true and correct in all material respects as of such earlier date);

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USI shall have performed and complied in all material respects with all covenants, agreements, and conditions required by the Purchase Agreement to be performed and complied with by them prior to or as of the Closing Date;

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all required approvals of any governmental authority must have been obtained, and no suit or other legal proceeding shall be pending or have been commenced seeking to restrict or prohibit the transactions contemplated by the Purchase Agreement;

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all consents necessary to consummate the transactions contemplated by the Purchase Agreement shall have been obtained, in form and substance satisfactory to Feit Electric, and delivered to Feit Electric.

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no material adverse change shall have occurred in respect of USI or its business and there shall have been no event or occurrence that has had or is reasonably likely to have a material adverse effect on USI or its business;

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Feit Electric shall have obtained all permits included in the Acquired Assets;

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Feit Electric shall have reached satisfactory arrangements with the USI employees who will be offered employment or contractor relationships by Feit Electric; and

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USI shall have delivered to Feit Electric the requisite closing deliverables.

USI’s obligations to consummate the Asset Sale are subject to the satisfaction of the following further conditions:
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the Company’s shareholders shall have approved the Asset Sale;

•
each of the representations and warranties made by Feit Electric in the Purchase Agreement shall be true and correct when made and true and correct in all material respects as of the Closing Date as if made on and as of the Closing Date (except to the extent that any such representations and warranties speak expressly as of an earlier date, in which case they shall be true and correct in all material respects as of such earlier date);

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Feit Electric shall have performed and complied in all material respects with all covenants, agreements and conditions required by the Purchase Agreement to be performed and complied with by it prior to or as of the Closing Date;

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no suit or other legal proceeding shall be pending or have been commenced seeking to restrict or prohibit the transactions contemplated by the Purchase Agreement; and

•
Feit Electric shall have delivered to USI the requisite closing deliverables.

Termination
The Purchase Agreement may be terminated at any time prior to closing as follows:
•
by mutual written agreement of USI and Feit Electric;

•
by either USI or Feit Electric if:

•
either party provides written notice of termination to the non-terminating party if the closing does not occur by December 31, 2025, subject to certain provisions;

•
a governmental authority has issued any final order, injunction or decree or taken any other action that restrains, enjoins or prohibits the Asset Sale;

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all of the closing conditions have been satisfied or waived and the other party fails to consummate the Asset Sale with three business days following the date on which the closing was required to have occurred pursuant to the Purchase Agreement; or

•
the Company does not obtain the requisite shareholder approval at the shareholder meeting;

•
by Feit Electric if:

•
a Board Recommendation Change shall have occurred or any Seller shall have approved or adopted, or recommended the approval or adoption of, any Alternative Acquisition Agreement (as defined in the Purchase Agreement), or USI shall have breached the exclusive negotiation requirement of the Purchase Agreement; or

•
any representation or warranty of USI is inaccurate such that a closing condition would not be satisfied, or the covenants and obligations of USI contained in the Purchase Agreement were breached in any material respect such that a closing condition would not be satisfied, unless such inaccuracy or breach is curable by USI during the 30-day period after Feit Electric notifies USI of the existence of such inaccuracy or breach.

•
by USI if:

•
any representation or warranty of Feit Electric is inaccurate such that a closing condition would not be satisfied, or the covenants and obligations of Feit Electric contained in the Purchase Agreement were breached in any material respect such that a closing condition would not be satisfied, unless such inaccuracy or breach is curable by Feit Electric during the 30 day period after USI notifies Feit Electric of the existence of such inaccuracy or breach; or

•
subject to payment of the termination fee, prior to the approval of the Asset Sale by the shareholders, the Board has changed its recommendation in respect of a Superior Proposal and simultaneously with such termination is entering into an alternative acquisition agreement with respect to such Superior Proposal.

Termination Fees and Expenses
USI is required to pay Feit Electric a termination fee of $200,000 plus reasonable and documented out-of-pocket fees and expenses incurred by Feit Electric in connection with or related to the authorization, preparation, negotiation, execution, and performance of the Purchase Agreement and the Asset Sale, in the event that the Purchase Agreement is terminated by Feit Electric as a result of the Board failing to recommend the Asset Sale to the Company’s shareholders or changing its recommendation in a manner that is materially adverse to Feit Electric, making any public statement inconsistent with such recommendation, or otherwise recommending or declaring advisable a separate acquisition proposal.

Amendment
The Purchase Agreement may not be amended except by a writing duly signed by each party. No failure or delay by any party in exercising any right, power, or privilege under the Purchase Agreement operates as a waiver thereof nor will any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power, or privilege.
License Agreement
In connection with the execution of the Purchase Agreement, the Company and Feit also entered into the License Agreement pursuant to which Feit Electric was granted a non-exclusive license to source certain product components containing USI intellectual property included in the Asset Sale and to market and sell such products for a limited time in the event that the Asset Sale has not closed prior to December 31, 2024. The purpose of the License Agreement was to allow Feit Electric to start the several months’ long process of building inventory for sale to certain Feit customers so that those customers can be serviced soon after the expected closing. These certain customers have been historically unavailable to USI due to the capital and volume commitments necessary to sell products to them. Commencing in the first month following the date of Feit Electric’s first sale of a product under the License Agreement through the closing date of the Asset Sale, Feit Electric will pay to the Company a license fee of $40,000 per month. Upon closing of the Asset Sale, the License Agreement will terminate. In the event the Asset Sale is not approved by shareholders and USI subsequently transfers all of its intellectual property to a third party, the the License Agreement may be terminated. The License Agreement may be terminated by Feit Electric at any time upon written notice.

PROPOSAL 3: AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION
Background of and Reasons for the Charter Amendment
On October 16, 2024, the Board of Directors adopted a resolution approving and declaring advisable the Charter Amendment to change the name of the Company from “Universal Security Instruments, Inc.” to “[                 ].” The Board directed that the Charter Amendment be submitted to the Company’s shareholders for action.
The Charter Amendment is required pursuant to the terms of the Purchase Agreement (see The Purchase Agreement — Charter Amendment). The Board believes that the change in name is in the best interests of the Company and its shareholders.
Shareholder Approval Requirement
We are organized under the corporate laws of the State of Maryland. Section 2-604 of the MGCL requires that a Maryland corporation obtain the approval of the holders of two-thirds (66.67%) of the corporation’s outstanding stock entitled to vote thereon to approve an amendment to the corporation’s articles of incorporation.
Effectiveness of Charter Amendment
The Company intends to file the Certificate of Amendment effecting the Charter Amendment in the form attached hereto as Annex D within 10 calendar days after the shareholders approve the Charter Amendment.
Recommendation of the Board of Directors
THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION.

PROPOSAL 4 — ADJOURNMENT OF THE SPECIAL MEETING
If the number of shares of common stock present in person or represented by proxy at the Special Meeting voting in favor of the Asset Sale, Dissolution, and/or Charter Amendment proposals is insufficient to approve the proposals at the time of the Special Meeting, we intend to move to adjourn the Special Meeting to a later date in order to enable the Board to solicit additional proxies in respect of the proposal to approve the various proposals.
In this proposal regarding the adjournment or postponement of the Special Meeting, we are asking you to authorize the holder of any proxy solicited by the Board to vote in favor of granting discretionary authority to the Board to adjourn the Special Meeting for the purpose of soliciting additional proxies in favor of the various proposals, also referred to as the Board’s Adjournment Authority. If our shareholders approve the Adjournment Proposal, we could adjourn the Special Meeting and any adjourned session of the Special Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from shareholders that have previously returned properly executed proxies voting against the Asset Sale, Dissolution and/or Charter Amendment. Among other things, approval of the Adjournment Proposal could mean that, even if we had received proxies representing a sufficient number of votes against one or more of the proposals such that such proposal(s) would be defeated, we could adjourn the Special Meeting without a vote on the approval of the proposals and seek to convince the holders of those shares to change their votes to votes in favor of the proposals. Additionally, we may seek to adjourn the Special Meeting if a quorum is not present at the Special Meeting.
Vote Required for Approval
Approval of the proposal to adjourn the Special Meeting to a later date, if necessary or appropriate, to allow for the solicitation of additional proxies to approve the various proposals, requires the affirmative “FOR” vote of a majority of the shares of common stock present or represented by proxy at the Special Meeting and entitled to vote thereon.
Recommendation of the Board of Directors
The Board unanimously recommends that you vote “FOR” the Board’s Adjournment Authority to adjourn or postpone the Special Meeting, if necessary or appropriate, to solicit additional proxies.

MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES TO COMPANY SHAREHOLDERS
The following discussion is a general summary of the material U.S. federal income tax consequences of the Asset Sale and the Dissolution to the Company and its shareholders who hold their shares of its common stock as a capital asset, but does not purport to be a complete analysis of all the potential tax effects. The discussion addresses neither the tax consequences that may be relevant to particular categories of investors subject to special treatment under certain U.S. federal income tax laws (such as financial institutions, dealers in securities, insurance companies, traders in securities who elect to apply a mark-to-market method of accounting, tax-exempt organizations, partnerships, persons who hold shares as part of a hedge, straddle, constructive sale or conversion transaction, persons who acquired their shares through the exercise of employee stock options or otherwise as compensation, former citizens or residents of the United States, and foreign individuals and foreign entities) nor any tax consequences arising under the laws of any state, local, or foreign jurisdiction, or the rules regarding qualified small business stock within the meaning of Section 1202 of the Internal Revenue Code of 1986, as amended (the “Code”).
The discussion below is based upon the Code, Treasury Regulations, administrative rulings, and judicial decisions now in effect, all of which are subject to change at any time, either prospectively or retrospectively, by legislative, administrative or judicial action. The following discussion has no binding effect on the IRS or the courts, and assumes that any sale of assets by USI will be in accordance with the Asset Sale and that any distributions to shareholders will be in accordance with the Plan of Dissolution. No ruling has been requested from the IRS with respect to the anticipated tax treatment of the Dissolution, and USI will not seek an opinion of counsel with respect to the anticipated tax treatment summarized herein. There is no assurance that any liquidating trust formed in connection with the Dissolution will be treated as a liquidating trust for federal income tax purposes or that the distributions made pursuant to the Plan of Dissolution, if any, will be treated as liquidating distributions. If any of the conclusions stated herein proves to be incorrect, the result could be increased taxation at the company and/or the shareholder level.
If an entity or arrangement treated as a partnership for U.S. federal tax purposes holds the Company common stock, the tax treatment of a person treated as a partner generally will depend on the status of the partner and the activities of the partnership. Partnerships holding the Company common stock and partners in such partnerships should consult their tax advisors.
THE FOLLOWING DISCUSSION IS FOR GENERAL INFORMATION ONLY AND DOES NOT CONSTITUTE AND MUST NOT BE CONSTRUED AS TAX ADVICE TO THE COMPANY SHAREHOLDERS. COMPANY SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE TAX CONSEQUENCES TO THEM OF THE ASSET SALE AND THE DISSOLUTION, INCLUDING ALL ASPECTS OF U.S. FEDERAL, STATE, LOCAL, NON-U.S. AND OTHER TAX CONSEQUENCES.
Certain U.S. Federal Income Tax Consequences of the Asset Sale
If the Asset Sale is consummated, USI will be treated as selling the assets owned by USI. The Asset Sale will not be directly taxable to shareholders, although as discussed below, any distribution made by USI to its shareholders may be a taxable event to the shareholders.
Certain U.S. Federal Income Tax Consequences of the Dissolution
U.S. Federal Income Tax Consequences to the Company
It is anticipated that the Company will not incur any material U.S. federal income tax liability from Dissolution as the Company’s primary asset will be cash at the time of the Dissolution.
Certain U.S. Federal Income Tax Consequences to U.S. Shareholders
For purposes of this discussion, the term “U.S. shareholder” means a beneficial owner of the Company common stock that is any of the following: (i) a citizen or individual resident of the United States; (ii) a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized in the United States or under the laws of the United States, any state thereof or the District of Columbia; or (iii) an estate or trust, the income of which is subject to U.S. federal income taxation regardless of its source.
If USI consummates the Dissolution and liquidates, a U.S. shareholder will recognize gain or loss with respect to distributions made pursuant to the Plan of Dissolution equal to the difference between: (i) the sum of the amount of money and the fair market value of property (other than money) distributed to such shareholder; and (ii) such shareholder’s tax basis in the common stock. A shareholder’s tax basis in his shares generally will equal the shareholder’s cost for the common stock. The gain or loss will be a capital gain or loss, assuming the shares of common stock are held as capital assets. Long-term capital gain recognized by a shareholder that is an individual, estate or trust generally is taxed at a maximum current U.S. federal income tax rate of 20%. Additionally, certain U.S. shareholders who are individuals, trusts or estates are required to pay the Net Investment Income Tax of 3.8% (in addition to taxes they would otherwise be subject to) on investment income. Shareholders may also be subject to liability for state and local taxes with respect to the receipt of liquidating distributions and State and local tax laws may differ in various respects from federal income tax law. In the case of a shareholder that is a corporation, capital gains are currently taxed at the same rate as ordinary income. The deductibility of capital losses is subject to certain limitations. U.S. corporation shareholders generally may carry back capital losses up to three taxable years and generally may carry forward capital losses up to five taxable years.
If USI effects the Dissolution and liquidates, shareholders may receive one or more liquidating distributions. A shareholder’s gain or loss will be computed on a “per share” basis so that gain or loss is calculated separately for blocks of shares of common stock acquired at different dates and different prices. Each liquidating distribution will be allocated proportionately to each common share owned by a shareholder. Gain will be recognized in connection with a liquidating distribution only to the extent that the aggregate value of all liquidating distributions received by a shareholder with respect to a share exceeds such shareholder’s tax basis for that share. If the amount of the distributions is less than the shareholder’s basis in the common stock, the shareholder will generally recognize a loss in the year the final distribution is received by the shareholder.
If USI effects the Dissolution and liquidates, USI will, at the close of the taxable year, provide shareholders and the IRS with a statement of the amount of cash and USI’s best estimates of the fair market value of any property distributed to the shareholders during that year as determined by USI, at such time and in such manner as required by the Treasury Regulations.
If the Plan of Dissolution Proposal is not approved (or if it is approved, but one or more distributions are made to shareholders prior to the Plan of Dissolution becoming effective or the distribution otherwise is not characterized as a distribution in complete liquidation of the Company for U.S. federal income tax purposes), the discussion above does not apply to such distributions by the Company to shareholders. Rather, such distributions, if any, are characterized as dividends to the shareholders to the extent of the Company’s current or accumulated earnings and profits (as calculated for U.S. federal income tax purposes), and distributions in excess of the Company’s current or accumulated earnings and profits are tax free to shareholders to the extent of their tax basis in their shares, and thereafter taxable as capital gains. Non-corporate shareholders currently are taxed on the amount of distributions characterized as dividends at a maximum federal income tax rate of 20%. Also, the Net Investment Income Tax of 3.8% applies to dividend income for certain high-income individuals, estates and most trusts. Shareholders may also be subject to liability for state and local taxes with respect to the receipt of liquidating distributions and State and local tax laws may differ in various respects from federal income tax law. Dividends received by corporate shareholders are taxed at ordinary income tax rates, but may be eligible for a dividend received deduction.
U.S. Income Tax Consequences of a Liquidating Trust
If the Company transfers assets to the liquidating trust in connection with the Dissolution, USI intends to structure the liquidating trust so that it will not be treated as an association taxable as a corporation based upon the anticipated activities of the liquidating trust. Accordingly, it is expected that the liquidating trust itself should not be subject to income tax.
Shareholders will be treated for tax purposes as having received a distribution at the time of transfer of their pro rata share of money and the fair market value of property (other than money) to the liquidating trust, reduced by the amount of known liabilities assumed by the liquidating trust or to which the property transferred is subject, and then having contributed such property to the trust. The distribution (assuming it is made pursuant to the Plan of Dissolution) will be treated as a distribution in liquidation of the shareholder’s common stock if made pursuant to the Plan of Dissolution. The effect of the distribution on a shareholder’s tax basis in the common stock is discussed above in the subsection entitled “Certain U.S. Federal Income Tax Consequences to U.S. Shareholders”.
As owners of the trust, the shareholders will be required to take into account for U.S. federal income tax purposes their pro rata portion of any income, expense, gain or loss recognized by the liquidating trust. The income, expense, gain or loss recognized by the liquidating trust will not affect a shareholder’s basis in the common stock.
As a result of the transfer of property by the Company to a liquidating trust and the ongoing activities of the liquidating trust, shareholders should be aware that they may be subject to tax whether or not they have received any actual distributions from the liquidating trust with which to pay such tax.
USI has not obtained any IRS ruling as to the tax status of the liquidating trust, if any, and there is no assurance that the IRS will agree with USI’s conclusion that the liquidating trust should be treated as a liquidating trust for federal income tax purposes. If, contrary to USI’s expectation, it were determined that the liquidating trust should be classified for federal income tax purposes as an association taxable as a corporation, income and losses of the liquidating trust would be reflected on its own tax return rather than being passed through to the shareholders and the liquidating trust would be required to pay federal income taxes at corporate tax rates. Furthermore, much of the above discussion would no longer be accurate. For instance, all or a portion of any distribution made to the shareholders from the liquidating trust could be treated as a dividend subject to tax at ordinary income tax rates. Shareholders may also be subject to liability for state and local taxes with respect to the receipt of liquidating distributions. State and local tax laws may differ in various respects from federal income tax law.
U.S. Income Tax Consequences of Backup Withholding
Unless a shareholder complies with certain reporting and/or certification procedures or is an exempt recipient under applicable provisions of the Code and Treasury Regulations, the shareholder may be subject to back-up withholding tax with respect to any payments received under the Dissolution. The back-up withholding tax is currently imposed at a rate of 24%. Back-up withholding generally will not apply to payments made to some exempt recipients such as a corporation or financial institution or to a shareholder who furnishes a correct taxpayer identification number or provides a certificate of foreign status and provides certain other required information. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, the taxpayer may obtain a refund, provided that the required information is timely furnished to the IRS.
U.S. Federal Income Taxation of Non-U.S. Shareholders
In general, a winding up or complete liquidation of a U.S. domestic corporation is treated as a sale or exchange of its shares by its non-corporate shareholders and by its corporate shareholders owning less than eighty percent (80%) of the shares of the liquidating corporation. In general, a non-U.S. shareholder will not be subject to U.S. federal income tax on any gain recognized upon the sale or other disposition of the Company common stock unless
•
the gain is “effectively connected” with a trade or business carried on by the non-U.S. shareholder within the United States and, if required by an applicable income tax treaty, is attributable to a U.S. permanent establishment of the non-U.S. shareholder;

•
the non-U.S. shareholder is an individual and is present in the United States for 183 days or more in the taxable year of disposition and certain other conditions are satisfied; or

•
the Company is or has been a “U.S. real property holding corporation” for U.S. federal income tax purposes at any time within the shorter of the five-year period ending on the date of the disposition and the non-U.S. shareholder’s holding period and certain other conditions are satisfied.

Although there can be no assurances in this regard, the company believes it is not a U.S. real property holding corporation.
If any distribution is not pursuant to the Plan of Dissolution, or otherwise not treated as a liquidating distribution, such distribution will constitute a dividend for U.S. federal income tax purposes to the extent of the Company’s current or accumulated earnings and profits as determined for U.S. federal income tax purposes. In general, subject to the discussion below under “FATCA”, any dividend distributions to a non-U.S. shareholder will be subject to U.S. withholding tax at a rate of 30% of the gross amount (or a reduced rate specified by an applicable income tax treaty), unless the dividends are effectively connected with a trade or business carried on by the non-U.S. shareholder within the United States (and, if required by an applicable income tax treaty, are attributable to a permanent establishment of the non-U.S. shareholder within the U.S.). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide a properly executed applicable IRS Form W-8 certifying its entitlement to benefits under a treaty.
FATCA
Provisions commonly referred to as “FATCA” impose withholding (separate and apart from, but without duplication of, the withholding tax described above) at a rate of 30% on payments of dividends on the Company common stock and sales or redemption proceeds from dispositions of the Company common stock to certain foreign financial institutions (which is broadly defined for this purpose and in general includes investment vehicles) and certain non-financial foreign entities unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied, or an exemption applies. An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations, may modify these requirements. Accordingly, the entity through which shares of the Company common stock are held will affect the determination of whether such withholding is required. Proposed U.S. Treasury regulations would eliminate the requirements under FATCA in respect of withholding on gross proceeds from sales, exchanges or dispositions of the Company’s common stock, and the preamble to the proposed regulations provides that taxpayers may rely on these proposed regulations pending their finalization.
FOREIGN CORPORATIONS, PERSONS OR ENTITIES WHO ARE NOT CITIZENS OR RESIDENTS OF THE UNITED STATES SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE U.S. AND NON-U.S. TAX CONSEQUENCES OF THE DISSOLUTION.
The foregoing summary of certain U.S. federal income tax consequences is included for general information only and does not constitute legal advice to any shareholder. The tax consequences of the Dissolution may vary depending upon the particular circumstances of the shareholder. Each shareholder is recommended to consult his or her own tax advisor regarding the tax consequences of the Dissolution.
THE COMPANY INFORMS SHAREHOLDERS THAT (1) ANY DISCUSSION OF U.S. FEDERAL INCOME TAX ISSUES CONTAINED IN THIS PROXY STATEMENT (INCLUDING ANY ATTACHMENTS), UNLESS OTHERWISE SPECIFICALLY STATED, WAS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING PENALTIES UNDER THE UNITED STATES INTERNAL REVENUE CODE, (2) SUCH DISCUSSION WAS WRITTEN TO SUPPORT THE PROMOTION OR MARKETING OF THE MATTERS ADDRESSED BY THIS PROXY STATEMENT, AND (3) EACH SHAREHOLDER SHOULD SEEK ADVICE BASED UPON ITS PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
For purposes of calculating beneficial ownership, Rule 13d-3 of the Exchange Act requires inclusion of shares of the Company’s common stock that may be acquired within 60 days of the Record Date. There are no persons known to the Company to be the beneficial owners of 5% or more of the shares outstanding as of the Record Date.
The following table sets forth information with respect to the beneficial ownership of the shares of the Company’s common stock as of the Record Date by (i) each of the Company’s executive officers, (ii) each director, and (iii) all directors and executive officers of the Company as a group. For purposes of calculating beneficial ownership, Rule 13d-3 of the Exchange Act requires inclusion of shares that may be acquired within 60 days of the Record Date. Beneficial ownership of shares represents sole voting and investment power with respect to those shares.
Name of Beneficial Owner	Shares Beneficially Owned	Percent of Class
Harvey B. Grossblatt	110,402	4.77%
Cary Luskin	59,423	2.57%
Ronald A. Seff, M.D.	77,469	3.35%
James B. Huff	510	0.02%
Ira F. Bormel, CPA	0	—
All directors and executive officers as a group (5 persons)	247,804	10.71%

WHERE YOU CAN FIND ADDITIONAL INFORMATION; INCORPORATION BY REFERENCE
We file annual, quarterly and current reports, Proxy Statements and other information with the SEC. You may read and copy any document we file at the SEC’s public reference room located at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Our SEC filings are also available to the public at the SEC’s website at http://www.sec.gov. You also may obtain free copies of the documents we file with the SEC by going to the Investor Relations page of our corporate website at https://www.universalsecurity.com. Our website address is provided as an inactive textual reference only. The information provided on our website is not part of this Proxy Statement, and therefore is not incorporated herein by reference.
The SEC allows us to “incorporate by reference” information into this Proxy Statement, which means that we can disclose important information to you by referring you to other documents filed separately with the SEC. The information incorporated by reference is deemed to be part of this Proxy Statement, except for any information superseded by information in this Proxy Statement or incorporated by reference subsequent to the date of this Proxy Statement. This Proxy Statement incorporates by reference the documents (other than the information furnished under Item 2.02 or Item 7.01 of Form 8-K and exhibits furnished on such form that are related to such items unless the Form 8-K expressly provides to the contrary) set forth below that we have previously filed with the SEC:
•
our Annual Report on Form 10-K for the fiscal year ended March 31, 2023, filed with the SEC on July 11, 2024;

•
our Quarterly Report for the fiscal quarter ended June 30 2024 filed with the SEC on August 19, 2024;

•
our Quarterly Report for the fiscal quarter ended September 30 2024 filed with the SEC on November [  ], 2024; and

•
our Current Reports on Form 8-K, filed with the SEC on October 31, 2024 , November 4, 2024 and November 7, 2024.

We also incorporate by reference into this Proxy Statement additional documents that we may file with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act (in each case, other than those documents or the portions of those documents not deemed to be filed) between the date of this Proxy Statement and the earlier of the date of the Special Meeting or the termination of the Plan of Dissolution. These documents include periodic reports, such as Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, as well as Current Reports on Form 8-K and proxy soliciting materials.
Notwithstanding the foregoing, we will not incorporate by reference in this Proxy Statement any documents or portions thereof that are not deemed “filed” with the SEC, including information furnished under Item 2.02 or Item 7.01 or otherwise of any Current Report on Form 8-K, including related exhibits, after the date of this Proxy Statement unless, and except to the extent, specified in such Current Report.
Any person, including any beneficial owner of shares of the Company’s common stock, to whom this Proxy Statement is delivered, may request copies of proxy statements and any of the documents incorporated by reference in this document or other information concerning us by written or telephonic request directed to the Company’s address below. If you would like to request documents from us, please do so as soon as possible, to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt method, within one business day after we receive your request. Documents incorporated by reference are available without charge, excluding any exhibits to those documents unless the exhibit is specifically incorporated by reference into those documents.
Universal Security Instruments, Inc.
Attn: Investor Relations
Universal Security Instruments, Inc.
11407 Cronhill Drive, Suite A
Owings Mills, Maryland 21117
If you have any questions concerning the Purchase Agreement, the Asset Sale, the Plan of Dissolution, the Dissolution, the Charter Amendment, the Special Meeting, or this Proxy Statement, or would like

additional copies of this Proxy Statement or need help voting your shares of Company common stock, please contact [                 ].
THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN THAT JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE YOUR SHARES AT THE SPECIAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED [                 ], 2024. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS PROXY STATEMENT TO SHAREHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.
OTHER MATTERS
The Board knows of no other business which will be presented to the Special Meeting. If any other business is properly brought before the Special Meeting, proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.
We will bear the cost of soliciting proxies in the accompanying form. In addition to the use of the mail, proxies may also be solicited by our directors, officers or other employees, personally or by telephone, facsimile or email, none of whom will be compensated separately for these solicitation activities. We have engaged [             ] to assist in the solicitation of proxies. We will pay a fee of approximately $[         ] plus out-of-pocket charges to [                 ] for such services.
To be admitted to the Special Meeting, you must present acceptable identification and your name must appear on the shareholder list the Company will have available from its transfer agent. If you do not plan to attend the Special Meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly.
SHAREHOLDER PROPOSALS
We may not hold future annual meetings of shareholders, including the 2025 annual meeting, if the Plan of Dissolution is approved by the shareholders and filed with the SDAT.
HOUSEHOLDING
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and other Special Meeting materials with respect to two or more shareholders sharing the same address by delivering a proxy statement or other Special Meeting materials addressed to those shareholders. This process, which is commonly referred to as householding, potentially provides extra convenience for shareholders and cost savings for companies. Shareholders who participate in householding will continue to be able to access and receive separate proxy cards.
If you share an address with another shareholder and have received multiple copies of our proxy materials, you may write or call us at the address and phone number below to request delivery of a single copy of the notice and, if applicable, other proxy materials in the future. We undertake to deliver promptly upon written or oral request a separate copy of the proxy materials, as requested, to a shareholder at a shared address to which a single copy of the proxy materials was delivered. If you hold stock as a record shareholder and prefer to receive separate copies of our proxy materials either now or in the future, please contact us at 11407 Cronhill Drive, Suite A, Owings Mills, Maryland 21117, Attn: Corporate Secretary. If your stock is held through a brokerage firm or bank and you prefer to receive separate copies of our proxy materials either now or in the future, please contact your brokerage firm or bank.

ANNUAL REPORT
Copies of our Annual Report on Form 10-K for the fiscal year ended March 31, 2024 may be obtained without charge by writing to the Company’s Secretary, 11407 Cronhill Drive, Suite A, Owings Mills, Maryland 21117.
By Order of the Board of Directors.
President and Chief Executive Officer
Owings Mills, Maryland
                 , 2025
Annex A
Asset Purchase Agreement

Annex B
Plan of Dissolution

Annex C
Opinion of Kidron

Annex D
Charter Amendment

ANNEX A
ASSET PURCHASE AGREEMENT
THIS ASSET PURCHASE AGREEMENT (including all schedules, exhibits and other agreements attached hereto or made a part hereof, and all amendments hereto, this “Agreement”) is made and entered into as of October 29, 2024, by and among FEIT ELECTRIC COMPANY, INC., a California corporation (“Purchaser”), UNIVERSAL SECURITY INSTRUMENTS, INC., a Maryland corporation (“USI”), and USI ELECTRIC, INC., a Texas corporation and a wholly-owned subsidiary of USI (“USI Electric”; and, together with USI, “Sellers”).
W I T N E S S E T H:
WHEREAS, USI Electric is a wholly-owned subsidiary of USI, and Sellers are collectively engaged in the business of designing, developing, manufacturing and selling safety products (including, without limitation, smoke alarms, carbon monoxide alarms and products relating to home safety, home security, lighting, doorbells, motion-activated alarms, outlets, wiring devices and bathroom ventilation) (collectively, the “Business”);
WHEREAS, Purchaser desires to purchase from Sellers, and Sellers desire to sell to Purchaser, substantially all of the assets of Sellers, upon the terms and subject to the conditions of this Agreement (the “Contemplated Transactions”);
WHEREAS, the Board of Directors of USI (the “USI Board”) has unanimously (ii) determined that this Agreement and the Contemplated Transactions are fair to and in the best interests of USI and its stockholders, (iii) approved, adopted and declared advisable this Agreement and the Contemplated Transactions, (iv) directed that the approval of the Contemplated Transactions be submitted to a vote at a meeting of USI’s stockholders and (v) recommended the adoption of this Agreement and the approval of the Contemplated Transactions by USI’s stockholders at the USI Stockholders Meeting (as defined below) as required by the MGCL and USI’s Organizational Documents (as defined below); and
WHEREAS, concurrently with the execution and delivery of this Agreement (and following the actions taken by the USI Board referred to in the immediately preceding Recital), and as a condition and inducement to Purchaser’s willingness to enter into this Agreement, certain stockholders of USI are entering into Voting and Support Agreements in the form attached as Exhibit B hereto (the “Voting Agreements”) pursuant to which those stockholders, among other things, will agree to vote all shares of capital stock of USI held by such stockholders in favor of the adoption of this Agreement and approval of the Contemplated Transactions.
NOW, THEREFORE, in consideration of and in reliance upon the representations, warranties and obligations contained herein, the parties agree as follows:
ARTICLE 1
DEFINITIONS
1.1   Specific Definitions.   As used in this Agreement, the terms identified on Exhibit A shall have the meanings set forth or referred to in Exhibit A.
1.2   Other Terms.   Other terms may be defined elsewhere in the text of this Agreement and, unless otherwise indicated, shall have such meaning throughout this Agreement.
ARTICLE 2
PURCHASE AND SALE OF ASSETS
2.1   Acquired Assets.   On the terms and subject to the conditions of this Agreement, Sellers agree to sell, transfer and deliver to Purchaser, and Purchaser agrees to purchase from Sellers, the following assets of Sellers (collectively, the “Acquired Assets”), at the Closing and free and clear of all Liens. The Acquired Assets include all of each Seller’s right, title and interest in and to the following:
(a)   The tangible personal property set forth on Schedule 2.1(a);

(b)   The Contracts set forth on Schedule 2.1(b)(the “Acquired Contracts”) (it being understood and agreed that between the execution of this Agreement and the Closing, Purchaser has the right, in its sole discretion, to inform Sellers that it no longer desires to take assignment of one or more Contracts listed on Schedule 2.1(b), in which case such Contract(s) shall no longer be “Acquired Contracts” hereunder). If the assignment of any Acquired Contract requires the consent of the other parties to such Acquired Contract (other than any Seller), this Agreement does not constitute an agreement to assign such Acquired Contract if an attempted assignment would constitute a breach thereof, but Sellers shall use their best efforts to obtain the written consent of the other parties to such assignment; and failing such consent, at Purchaser’s election, Sellers shall continue to execute any such Acquired Contract upon the direction and for the risk and benefit of Purchaser;
(c)   All Intellectual Property, goodwill associated therewith, licenses and sublicenses granted and obtained with respect thereto, and rights thereunder, remedies against infringements thereof, and rights to protection of interests therein under the laws of all jurisdictions;
(d)   All franchises, approvals, permits, licenses, orders, registrations, certificates (including, for the avoidance of doubt, all Underwriters Laboratories certification marks and Electrical Testing Laboratories certification marks), variances, and similar rights obtained from Governmental Authorities or other Persons (collectively, the “Permits”), including, but not limited to, the Permits set forth on Schedule 2.1(d);
(e)   All books, records, ledgers, files, documents, correspondence, lists, plats, architectural plans, drawings, specifications, creative materials, advertising and promotional materials, studies, reports, and other printed or written materials;
(f)   All Company-branded inventory with respect to the model numbers listed on Schedule 2.1(f) (collectively, “Eligible Inventory”), it being understood and agreed that (i) Eligible Inventory includes but is not limited to inventory in transit from suppliers, (ii) Eligible Inventory not in transit from suppliers is limited to inventory physically located at Seller’s Owings Mills, MD and Long Beach, CA warehouse sites on the date of measure proscribed in Section 3.1(c) (iii) Schedule 2.1(f) shall include the per unit cost for each model number of Eligible Inventory and (iv) in the event that Eligible Inventory consisting of UL 217 8th Edition smoke alarms and UL 217 8th Edition combination smoke/carbon monoxide alarms is lower than $2,700,000.00, Eligible Inventory may include a carbon monoxide alarm inventory of up to $500,000.00 in aggregate amount (excluding combo alarms), calculated in accordance with all other items of Eligible Inventory as set forth in Section 3.1(c). To the extent that Seller’s total carbon monoxide alarm inventory is in excess of $500,000.00, Purchaser will have the right to determine which specific carbon monoxide alarm units will be included as Eligible Inventory;
(g)   All customer accounts;
(h)   The names “Universal Security Instruments” and “USI Electric” and all derivations thereof, and all other names used in connection with the Business and all derivations thereof; and
(i)   All goodwill.
2.2   Excluded Assets.   All of the assets, properties, rights and interests of Sellers of every kind and character and wherever located that are not Acquired Assets shall not be transferred to Purchaser hereunder including the following (collectively, the “Excluded Assets”):
(a)   All tangible personal property not set forth on Schedule 2.1(a);
(b)   The charter, qualifications to conduct business as a foreign organization, arrangements with registered agents relating to foreign qualifications, taxpayer and other identification numbers, seals, minute books and other documents relating to the organization, maintenance and existence of any Seller as a corporation;
(c)   Any Contract that is not an Acquired Contract;
(d)   The registration of any securities of USI under Section 12(b) of the Exchange Act or the listing of any securities of USI on any exchange, including the New York Stock Exchange;

(e)   The rights of Sellers under this Agreement and the Ancillary Agreements;
(f)   Any Contract giving rise to any Debt or any Liability that is an Excluded Liability;
(g)   Any Employee Benefit Plan maintained by or for the benefit of any Seller or any of a Seller’s employees and any Contracts related to the Employee Benefit Plans;
(h)   Any inventory of products other than the Eligible Inventory;
(i)   All cash and cash equivalents of Sellers;
(j)   All accounts receivable of Sellers; and
2.3   Assumed Liabilities.   On the terms and subject to the conditions of this Agreement, Purchaser agrees to assume at the Closing each Seller’s liabilities and obligations under the executory portion (that is, the portion which is to be performed after the Closing Date) of any Acquired Contract that is assigned to Purchaser on the Closing Date (collectively, the “Assumed Liabilities”), but not including any Liability relating to portions performed or to be performed on or before the Closing Date or as a result of any breach or default thereunder.
2.4   Excluded Liabilities.   Notwithstanding anything to the contrary in this Agreement, Purchaser shall have no responsibility for any Liabilities of Sellers of any nature whatsoever which are not specifically included in the Assumed Liabilities (any Liabilities which are not specifically included in the Assumed Liabilities being the “Excluded Liabilities”), including, without limitation, any of the following:
(a)   all Debt of any Seller, including any intercompany Debt or liabilities relating to intercompany transfers among any Seller;
(b)   Liabilities to any stockholders of any Seller or any Affiliate of any Seller or its stockholders;
(c)   Liabilities for salary, wages, bonuses, deferred compensation, change or control payments, retention bonuses or other compensation or employee benefits;
(d)   Liabilities arising out of, relating to or in respect of the employment or engagement, potential employment or engagement or termination of employment or engagement of any Person by any Seller in respect of any period on or prior to the Closing Date, including all Liabilities arising from (i) the misclassification of any employee as exempt from the requirements of the Fair Labor Standards Act or analogous Applicable Laws of any state, (ii) the misclassification of any employee as an independent contractor or (iii) the obligation to provide COBRA coverage to such individuals and their covered dependents;
(e) Liabilities arising out of the violation of any Environmental Laws;
(f) Liabilities arising out of the operation of the Business; provided, however, that Purchaser shall assume the liabilities set forth in Section 2.3;
(g)   Seller Transaction Expenses;
(h)   Seller Taxes;
(i)   Liabilities arising out of any joint venture or similar arrangement of any Seller;
(j)   Liabilities arising out of any terminated Contracts (including from the termination thereof);
(k)   Liabilities arising out of or relating to any of the Excluded Assets;
(l)   Liabilities arising out of or relating to any real property previously owned by either of the Sellers;
(m)   Accounts payable of the Sellers; or
(n)   Liabilities arising out of or relating to this Agreement or the Contemplated Transactions to the extent such Liabilities relate to or arise from any litigation, action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, notice or other similar matter brought by or on behalf of any holder of equity securities of USI (whether held beneficially or of record), including any stock options or other derivative securities.
ARTICLE 3
PURCHASE PRICE
3.1   Purchase Price and Purchase Price Adjustment.   The purchase price for the Acquired Assets is $6,000,000.00, subject to adjustment and payable in accordance with this Section 3.1 and Section 3.2 (the “Purchase Price”). At the Closing:
(a)   Purchaser shall pay to USI by wire transfer of immediately available funds to a bank account designated by USI (the “Closing Date Cash Payment”), an amount equal to (i) $6,000,000.00, minus (ii) the Seller Transaction Expenses to the extent not otherwise paid by Sellers (notwithstanding Section 2.3), minus (iii) Factoring Agreement Debt to the extent not otherwise paid by Sellers (notwithstanding Section 2.3), minus (iv) the Tax Amount;
(b)   Notwithstanding Section 2.3, Purchaser shall pay, from the Purchase Price and on behalf of Sellers, all Seller Transaction Expenses and Factoring Agreement Debt, to the extent not otherwise paid by Sellers, in accordance with pay-off letters in respect of such Seller Transaction Expenses and Factoring Agreement Debt; and
(c)   Purchase Price Adjustment for Eligible Inventory.   At least one Business Day prior to the Closing Date, USI and Purchaser shall agree on the amount of Eligible Inventory which is owned by Sellers on the Closing Date (the “Closing Eligible Inventory Amount”). The Closing Eligible Inventory Amount shall be determined by multiplying (i) the number of items of Eligible Inventory as of the Closing Date by (ii) the cost per item for each item of Eligible Inventory as set forth in Schedule 2.1(f). To the extent that the Closing Eligible Inventory Amount is lower than or greater than $2,700,000.00, the Purchase Price shall be decreased or increased, respectively, by the amount of such deficiency or excess, as the case may be. In the event of a dispute between USI and Purchaser as to the Closing Eligible Inventory Amount, (i) the Purchase Price at Closing shall be calculated using the average of the Closing Eligible Inventory Amount proposed by each of USI and Purchaser and (i) after the Closing, such dispute shall be submitted for binding resolution to a mutually agreeable independent auditor. Such auditor shall make a determination within three days (or such other time as the parties hereto shall agree in writing) after their engagement, this determination shall be conclusive and binding upon the parties hereto and each of Sellers and Purchaser shall take all steps necessary to adjust the Purchase Price accordingly. The fees and expenses of such auditor shall be divided equally between Sellers and Purchaser.
3.2   Allocation of Purchase Price.   The Purchase Price shall be allocated among the Acquired Assets as follows: (a) the final Closing Eligible Inventory Amount, as determined pursuant to Section 3.1, to the Eligible Inventory and (b) the balance of the Purchase Price to the other Acquired Assets to be acquired by Purchaser pursuant to Section 2.1. Following the Closing, none of the parties hereto or their respective Affiliates shall take any position inconsistent with such allocation of the Purchase Price in connection with their U.S. federal, state and local Income Tax Returns and other filings (including Internal Revenue Service Form 8594).
3.3   Withholding Rights.   Purchaser may deduct and withhold from any consideration otherwise payable to any Person pursuant to this Agreement such amounts as it is required to deduct and withhold with respect to the making of such payment under the Code or any Applicable Law. To the extent such amounts are so withheld or paid over to or deposited with the relevant Governmental Authority, such withheld amounts will be treated for all purposes of this Agreement as having been paid to the applicable Person in respect to which such deduction and withholding was made.
3.4   Prorations.   Sellers and Purchaser agree that, as of the Closing Date, all normal and customary prorated items with respect to Acquired Contracts and other applicable Acquired Assets (such as utility charges, gas charges, electric charges, water charges, water rents and sewer rents, if any) shall be prorated between Sellers and Purchaser, with Sellers responsible for all such items up to and including the Closing Date and Purchaser responsible for all such items following the Closing Date. Sellers agree to furnish Purchaser with such documents and other records as Purchaser reasonably requests in order to confirm all adjustment and proration calculations made pursuant to this Section 3.4. Final payments with respect to prorations contemplated by this Section 3.4 that are not ascertainable on or before the Closing Date shall be settled between the parties as soon as practicable after they are ascertainable.
ARTICLE 4
REPRESENTATIONS AND WARRANTIES OF SELLERS
To induce Purchaser to enter into this Agreement, Sellers, jointly and severally, represent and warrant that the following are correct and complete as of the date of this Agreement and as of the Closing Date:
4.1   Authority; Consents.
(a)   The execution, delivery and performance of this Agreement and the Ancillary Agreements by Sellers have been duly authorized by all necessary corporate action on the part of Sellers and do not and shall not conflict with, result in a default of, constitute a default under or create in any party the right to accelerate, terminate, modify or cancel, or require any notice under, (i) any provision of the Organizational Documents of any Seller, (ii) any Applicable Law to which any Seller or any of its respective assets may be subject or (iii) any Contract to which any Seller is a party or by which any Seller is bound or to which any of such Seller’s respective assets is subject.
(b)   Each Seller has full power and authority to enter into this Agreement and the Ancillary Agreements to which it is a party and to carry out the transactions contemplated hereby and thereby. The USI Board has unanimously and duly (i) declared that this Agreement and the Contemplated Transactions are fair to and in the best interests of USI’s stockholders, (ii) approved and declared advisable this Agreement and the Contemplated Transactions and (iii) recommended that the stockholders of USI vote in favor of, and adopt and approve, this Agreement and the Contemplated Transactions (the “USI Board Recommendation”). The affirmative vote of USI stockholders holding not less than two-thirds of all votes entitled to be cast on the matter at the USI Stockholders Meeting, as defined below (the “USI Stockholder Approval”), is the only vote of the holders of any class or series of USI’s capital stock necessary to approve and adopt this Agreement and the Contemplated Transactions.
(c)   This Agreement has been duly and validly executed and delivered by each Seller and is, and each Ancillary Agreement contemplated hereby when executed and delivered shall be, the legal, valid and binding obligation of each Seller, enforceable in accordance with their respective terms, except as such may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, and by general equitable principles.
(d)   Except for (i) the USI Stockholder Approval or (ii) as set forth on Schedule 4.1(d), no consent (including, but not limited to, consents from parties to the Acquired Contracts), authorization, order or approval of or filing with any Governmental Authority or other Person is required in connection with the execution and delivery of this Agreement and the Ancillary Agreements by Sellers and the consummation by Sellers of the transactions contemplated by this Agreement and the Ancillary Agreements. Sellers do not meet or exceed the applicable thresholds under the “size-of-the-persons” test under the Hart-Scott-Rodino Antitrust Improvements Act of 1976.
(e)   No “fair price,” “moratorium,” “control share acquisition,” “supermajority,” “affiliate transactions,” “business combination” or other similar anti-takeover statute or regulation enacted under any federal, state, local or foreign laws applicable to any Seller is applicable to this Agreement or the Contemplated Transactions. The USI Board has taken all actions so that the restrictions contained in the Maryland Business Combination Act (as defined in the MGCL) applicable to a “business combination” (as defined in the Maryland Business Combination Act) will not apply to the execution, delivery or performance of this Agreement and the consummation of the Contemplated Transactions. The USI Board has taken all actions so that the restrictions contained in the Maryland Control Share Acquisition Act (as defined in the MGCL) do not and will not apply to the execution, delivery or performance of this Agreement or the Voting Agreements. No stockholder of USI has the right to demand or receive payment for the fair value of stock of USI held by such stockholder pursuant to any provision of the MGCL or otherwise in connection with the consummation of the Contemplated Transactions.

4.2   Organization and Qualification.   USI is a corporation lawfully existing and in good standing under the laws of the State of Maryland, and USI Electric is a corporation lawfully existing and in good standing under the laws of the State of Texas. Each Seller has full power and authority to own or lease its properties and to conduct its respective business in the manner and in the places where such properties are owned or leased or such business is conducted. Each Seller is duly qualified to transact business as a foreign corporation and is in good standing under the laws of each state in which it is so required by Applicable Law. Schedule 4.2 lists each jurisdiction in which each Seller is qualified to transact business as a foreign corporation. Sellers have made available to Purchaser a true, complete and correct copy of each Seller’s Organizational Documents, as amended to date. Each of such Organizational Documents, as so delivered, is in full force and effect, and no Seller is in breach of or default under any provision of any of its Organizational Documents.
4.3   Capitalization; Subsidiaries.   The authorized capital stock of USI consists of 20,000,000 shares of Common Stock, par value $0.01 per share. Except for USI Electric (which is wholly-owned by USI), no Seller (a) owns or holds any equity or profit or loss participation interest in any Person or (b) has any subsidiaries. There are no outstanding bonds, debentures, notes or other Debt of any Seller the holders of which have the right to vote (or convertible into or exercisable or exchangeable for securities having the right to vote) on any matters on which the stockholders of any Seller may vote. Schedule 4.3 lists all Contracts by or among any Seller and any stockholder of such Seller relating in any way to the capital stock of such Seller, this Agreement or the Contemplated Transactions.
4.4   Good Title; Sufficiency of Assets.   Sellers collectively are in possession of and have good and marketable title to, or have valid leasehold interests in or valid rights under written agreements to use, all tangible personal property, equipment, plants, buildings, structures, facilities and all other tangible assets and properties used in or reasonably necessary for the conduct of the Business, including all tangible personal property reflected on the Most Recent Balance Sheet and any tangible personal property acquired since the date of the Most Recent Balance Sheet, other than property disposed of since such date in the ordinary course of business consistent with past practice. Sellers collectively have, and Purchaser shall receive at Closing, good and marketable title to the Acquired Assets, free and clear of all Liens. Schedule 4.4 lists each location at which any assets or properties of Sellers are maintained.
4.5   SEC Reports Financial Statements; Information Provided.
(a)   USI has filed all forms, reports, schedules, statements and other documents, including any exhibits thereto, required to be filed by USI with the SEC since April 1, 2021. All such forms, reports, schedules, statements and other documents and those that USI files with the SEC after the date hereof and on or prior to the Closing, are referred to herein as the “SEC Reports.” All of the SEC Reports (i) except as set forth on Schedule 4.5(a), were or will be filed on a timely basis, and (ii) at the time filed (or if amended prior to the date hereof, when so amended), complied, or will comply when filed, with the applicable requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act, as the case may be, and the rules and regulations.
(b)   Each of the consolidated financial statements (including, in each case, any related notes and schedules), contained in the SEC Reports, including any SEC Reports filed after the date of this Agreement, complied or will comply, as of its respective date, in all material respects with all applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, was or will be prepared in accordance with GAAP (except as may be indicated in the notes thereto) applied on a consistent basis throughout the periods involved and fairly presented in all material respects or will fairly present in all material respects the consolidated financial position of USI and its subsidiaries (including USI Electric) as of the respective dates thereof and the consolidated results of its operations and cash flows for the periods indicated, except that any unaudited interim financial statements are subject to normal and recurring year-end adjustments which have not been and are not expected to be material in amount, individually or in the aggregate. All non-GAAP financial information included in the SEC Reports or in any other public disclosure by USI or a person acting on its behalf complies in all material respects with the requirements of Regulation G and Item 10 of Regulation S-K under the Exchange Act.
(c)   Marcum LLP, USI’s current auditors, is and has been at all times since its engagement by USI (i) “independent” with respect to USI within the meaning of Regulation S-X and (ii) in compliance with subsections (g) through (l) of Section 10A of the Exchange Act (to the extent applicable) and the related rules of the SEC and the Public Company Accounting Oversight Board.
(d)   The Proxy Statement will comply as to form and substance in all material respects with the requirements of the Exchange Act. Without limiting the generality of the foregoing, none of the information supplied or to be supplied by or on behalf of USI for inclusion or incorporation by reference in the Proxy Statement will, at the date it is first mailed to USI’s stockholders or at the time of the USI Stockholders Meeting or at the time of any amendment or supplement thereof, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.
(e)   USI is in compliance with all applicable listing and corporate governance rules of the New York Stock Exchange.
(f)   Since January 1, 2021 through the date of this Agreement, to the Knowledge of the Sellers, (i) neither any Seller nor any director or officer of any Seller has received any written complaint, allegation, assertion or claim that any Seller has engaged in illegal or fraudulent accounting or auditing practices. As of the date of this Agreement, to the Knowledge of the Sellers, there are no SEC inquiries or investigations or other inquiries or investigations by any other Governmental Authority pending or threatened, in each case regarding any accounting practices of any Seller or any malfeasance by any executive officer of any Seller, past or present.
(g)   As of the date hereof, there are no outstanding or unresolved comments in comment letters from the SEC staff with respect to any of the SEC Reports. To the Knowledge of the Sellers, as of the date hereof, none of the SEC Reports is the subject of ongoing SEC review or outstanding SEC investigation.
(h)   USI Electric is not required to file any forms, reports, schedules, statements or other documents with the SEC.
4.6   No Material Change.   Since December 31, 2023, except as set forth on Schedule 4.6:
(a)   there has been no change, event or occurrence which has had or may have a Material Adverse Effect on the Business or any Seller;
(b)   Sellers have conducted the Business only in the ordinary course of business consistent with past practice; and
(c)   no Seller has:
(i)   mortgaged or pledged any of its assets or properties, or subjected them to any Lien;
(ii)   sold, leased, assigned, transferred or otherwise disposed of any of its assets, except for assets sold for fair consideration in the ordinary course of its business consistent with past practice;
(iii)   entered into any Contract outside the ordinary course of business consistent with past practice involving more than $25,000.00;
(iv)   had any Contract involving more than $10,000.00 accelerated, terminated, modified, or cancelled;
(v)   incurred any Liability except current liabilities incurred in the ordinary course of business consistent with past practice;
(vi)   canceled or compromised any Debt or claim outside the ordinary course of business consistent with past practice, or waived or released any right having an aggregate value of more than $10,000.00;
(vii)   suffered any material damage, destruction or casualty loss, whether or not covered by insurance;

(viii)   granted any license or sublicense of any rights under or with respect to any Intellectual Property;
(ix)   made any capital expenditures or capital additions or betterments in excess outside the ordinary course of business;
(x)   accelerated or delayed collection of receivables outside the ordinary course of business;
(xi)   delayed or postponed the payment of accounts payable or other Liabilities outside the ordinary course of business;
(xii)   failed to maintain the levels of raw materials, supplies, work-in-process or other materials included in Eligible Inventory in the ordinary course of business consistent with past practice;
(xiv)   made or granted any bonus or any wage or compensation increase to any director, officer, agent or employee (except for increases in compensation for non-officer employees in the ordinary course consistent with past practice);
(xvi)   adopted, amended or terminated any Employee Benefit Plan;
(xvii)   had any material change in its relations with its employees, agents, customers or suppliers;
(xviii)   made any change in its selling, pricing, advertising or personnel practices outside the ordinary course of business consistent with past practice;
(xix)   made any change in accounting methods or practices;
(xx)   issued, sold or otherwise disposed of any of its capital stock, or granted any options, warrants or other rights to purchase or obtain (including upon conversion, exchange, or exercise) any of its capital stock;
(xxi)   amended or otherwise changed the Organizational Documents of any Seller;
(xxii)   declared, set aside or paid any dividend or made any distribution with respect to its capital stock/limited liability company membership interests (whether in cash or in kind) or redeemed, purchased or otherwise acquired any of its capital stock/limited liability company membership interests;
(xxiii)   acquired, by merger, consolidation, acquisition of stock or other equity or assets, any Person, or division thereof, or made any capital investment in, or any loan above $10,000.00 to, any Person; or
(xxiv)   received any notice or other indication from any customer (whether formal or informal) with respect to any warranty claims, termination of contracts or work orders, or disputes as to amounts billed.
4.7   Eligible Inventory.   Since December 31, 2023, each Seller has maintained its Eligible Inventory in the ordinary course of business consistent with past practice. Each Seller’s Eligible Inventory is of a quality and quantity normally maintained by such Seller in the ordinary course of business consistent with past practice. Each Seller’s Eligible Inventory is in good and merchantable condition, is usable or salable in the ordinary course of business and no such Eligible Inventory is damaged or defective, subject only to the reserve for inventory writedown set forth on the face of the Most Recent Balance Sheet. There is no material adverse condition affecting the supply of products or materials available to any Seller. Except as disclosed on Schedule 4.7, no Eligible Inventory has been consigned (that is, delivered but not sold or sold with an unlimited right of return) to any Person. The Eligible Inventory of Sellers reflected on the Most Recent Balance Sheet is the actual on-hand Eligible Inventory of Sellers as of the date thereof and is stated thereon in accordance with GAAP, consistent with past practice. Since the date of such balance sheet, there have been no material increases or decreases in the inventories except as necessary in the ordinary course of business.

4.8   Tax Matters.
(a)   Sellers have timely filed with the appropriate Governmental Authorities all Tax Returns and Tax reports (including, but not limited to, those pertaining to income taxes, excise taxes, sales and use taxes, payroll taxes, real property taxes, tangible and intangible personal property taxes and franchise taxes) required to be filed by it on or prior to the Closing Date. All such Tax Returns and reports are correct and complete in all respects and were prepared in substantial compliance with all Applicable Laws. Sellers have paid all Taxes which are due and payable.
(b)   No Seller is currently the subject of any Tax audit, nor has any Seller received notice of any audit. There is no material dispute or claim concerning any Tax Liability of any Seller either (i) claimed or raised by any authority in writing, or (ii) as to which any Seller has Knowledge. There are no Liens for Taxes upon any property or asset of any Seller (other than statutory Liens for Taxes not yet due and payable).
(c)   Sellers have delivered to Purchaser correct and complete copies of all federal Income Tax Returns, examination reports and statement of deficiencies assessed against or agreed to by Sellers since April 1, 2021.
(d)   Each of the Sellers is, and has been at all times since its incorporation, taxed as a C corporation for federal income tax purposes.
4.9   Tangible Assets; Capital Expenditures.   Each tangible Acquired Asset has been maintained in accordance with normal industry practice and is in good operating condition and repair (subject to normal wear and tear). None of the tangible Acquired Assets are in need of maintenance or repairs other than ordinary routine maintenance and repairs which are not material, individually or in the aggregate, in nature or cost. Schedule 4.9 sets forth all capital expenditures made or committed to be made by any Seller since January 1, 2022. Such capital expenditures are all the capital expenditures necessary and appropriate for the operation of the Business in the ordinary course of business consistent with past practice.
4.10   Real Property.
(a)   No Seller owns any real property. No Seller has any options or rights of first refusal to purchase any real property.
(b)   Set forth on Schedule 4.10(b) is a list of all real property leased by any Seller (the “Real Property”) and each lease pursuant to which any Seller leases the Real Property (the “Real Property Leases”). Sellers have provided to Purchaser a true, correct and complete copy of each Real Property Lease. Each Real Property Lease is a valid and binding obligation of the parties thereto, enforceable against such parties in accordance with its terms. To the Knowledge of Sellers, no party to any Real Property Lease is in violation or breach of or default under any such lease. No Seller owes any brokerage commissions or finder’s fees with respect to any Real Property Lease. No Seller has subleased or otherwise granted to any Person the right to use or occupy the Real Property or any portion thereof.
4.11   Intellectual Property.
(a)   Schedule 4.11(a) lists (i) all patents owned by any Seller and all applications for patents that have been filed by or for any Seller, (ii) all registered copyrights that are owned by any Seller, all material unregistered copyrights that are owned by any Seller, and all applications for copyright registration that have been filed by or for any Seller, (iii) all registered trademarks and trade names that are owned by any Seller, all material unregistered trademarks and trade names that are owned by any Seller, and all applications for trademark registration that have been filed or prepared for filing by or for any Seller, (iv) all Internet domain names owned by any Seller and (v) all other Intellectual Property that is owned by any Seller or used in or material to the Business. With respect to each item of Intellectual Property required to be identified on Schedule 4.11(a), (A) no action, suit, proceeding, hearing, investigation, charge, complaint, claim or demand is pending or, to the Knowledge of the Sellers, is threatened that challenges the legality, validity, enforceability, use or ownership of such item, and (B) no loss or expiration of such item is pending or, to the Knowledge of the Sellers, threatened, except for patents expiring at the end of their statutory terms (and not as a result of any act or omission by Sellers or any other Person).

(b)   Sellers do not require any Intellectual Property that they do not already have in order to conduct the Business as currently conducted. All Intellectual Property used in the Business is owned by Sellers free and clear of all Liens. No actions for annulment or cancellation are pending or, to the Knowledge of the Sellers, threatened with respect to the Intellectual Property owned by Sellers or used in the Business and no actions for recovery have been made nor threatened.
(c)   No Person is infringing upon any rights of any Seller with respect to any Intellectual Property. Sellers’ conduct of the Business and the use of Sellers’ Intellectual Property do not infringe, misappropriate or otherwise violate any Intellectual Property rights of any Person, nor has any Seller been accused of doing so by any Person. Each Seller has taken all actions necessary or desirable to maintain and protect each item of Intellectual Property that it owns or uses in connection with the Business. Sellers have taken reasonable and appropriate steps to protect and preserve the confidentiality of the trade secrets that comprise any part of any Seller’s Intellectual Property, and, to the Knowledge of the Sellers, there have been no unauthorized uses, disclosures or infringements of any such trade secrets by any Person. All use and disclosure by any Seller of trade secrets owned by another Person was lawful and was not in breach of any Contract to which any Seller is a party.
(d)   No stockholder, director, officer, or employee of any Seller owns, directly or indirectly, in whole or in part, any Intellectual Property rights which any Seller uses or has used in the conduct of the Business.
(e)   Schedule 4.11(e)(i) hereto contains a complete and accurate list of all Contracts under which any Seller uses, has the right to use or has been granted a license with respect to the Intellectual Property of a third Person (each, an “In-License”). Schedule 4.11(e)(ii) hereto contains a complete and accurate list of all Contracts under which any Seller has licensed to others the right to use or agreed to transfer to others any Intellectual Property or rights with respect thereto (each, an “Out-License”). Schedule 4.11(e)(iii) hereto contains a complete and accurate list of all Contracts (other than In-Licenses and Out-Licenses) relating to or affecting the use or ownership of any Intellectual Property by any Seller, including confidentiality and non-disclosure agreements, assignments or agreements to assign, development agreements, settlement agreements, and other similar agreements (the “Other Intellectual Property Agreements”; and, together with the In-Licenses and the Out-Licenses, the “Intellectual Property Agreements”). Each Intellectual Property Agreement is a valid and binding obligation of the parties thereto, enforceable against such parties in accordance with its terms. No Seller nor, to the Knowledge of the Sellers, any other party to any Intellectual Property Agreement is in violation or breach of or default under such Intellectual Property Agreement. Except as set forth on Schedule 4.1(d), the transactions contemplated by this Agreement do not require the consent of any party to any Intellectual Property Agreement, shall not result in a violation or breach of or default under any Intellectual Property Agreement, and shall not otherwise cause any Intellectual Property Agreement to cease to be legal, binding, enforceable and in full force and effect on the same terms following the Closing.
(f)   Each Person who is or was an employee or independent contractor of any Seller or was engaged by any Seller through a third party agency or who otherwise is or was involved in the creation or development of any Intellectual Property owned by any Seller has executed a valid and enforceable agreement sufficient to irrevocably assign all of such Person’s right, title and interest in and to such Intellectual Property to such Seller, and Sellers has provided to Purchaser true and correct copies of each such assignment.
(g)   To the extent either Seller has collected, stored, transferred (including any transfer across national borders) and/or used any personally identifiable information from any individuals, including any customers, prospective customers, employees and/or other third parties (collectively, “Personal Information”), such Seller is and has been at all times in compliance with all Applicable Laws, each Seller’s privacy policies and the requirements of any Contract or codes of conduct to which such Seller is subject. Sellers have commercially reasonable physical, technical, organizational and administrative security measures and policies in place to protect all Personal Information collected by the Business or on its behalf from and against unauthorized access, use and/or disclosure. Sellers are and have been at all times in compliance with all Applicable Laws relating to data loss, theft and breach of security notification obligations. No Seller has experienced any incident in which Personal Information or other sensitive data was or may have been stolen or improperly accessed, and Sellers have no basis to believe that any such theft or improper access has occurred.

(h)   The computer software, computer firmware, computer hardware (whether general purpose or special purpose), electronic data processing, networks, peripherals, computer systems, and other similar or related items of automated, computerized and/or software systems that are used or relied on by any Seller (the “Information Systems”) are adequate for the operation of the Business as currently conducted or anticipated or planned to be conducted, are sufficient for the current needs of the Business, and Sellers have purchased a sufficient number of license seats for all software currently used by Sellers. Sellers have taken reasonable steps and implemented reasonable procedures to protect the Information Systems against viruses, malware and other contaminating code. There have been no unauthorized intrusions or breaches of the security of the Information Systems. Sellers’ back-up plans and policies adopted or in effect with respect to the Information Systems and the information and data used in the conduct of Business are commercially reasonable to meet the needs of the Business.
4.12   Material Contracts.
(a)   Schedule 4.12(a) (specifically identifying the subsection of this Section 4.12(a) to which any such disclosure pertains) lists all of the following Contracts to which any Seller is a party or by which any Seller is bound (the “Scheduled Contracts”):
(i)   any “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K promulgated by the SEC), whether or not filed by USI with the SEC;
(ii)   any Contract relating to the employment or engagement of any Person, or any Employee Benefit Plan;
(iii)   any collective bargaining or similar labor Contract;
(iv)   any loan or advance to, or investment in any Person, or any Contract relating to the making of any such loan, advance or investment for more than $25,000.00 and outside of the ordinary course of business;
(v)   any guarantee or other Liability with respect to any indebtedness of any Person;
(vi)   any Contract (A) relating to the incurrence, assumption or guarantee of any Debt (including all loan agreements, notes, bonds, debentures, indentures or guarantees) or (B) creating or granting a Lien on any of the Acquired Assets;
(vii)   any management, service, consulting or any other similar Contract;
(viii)   any Contract limiting the freedom of any Seller to engage in any line of business or to compete with any Person;
(ix)   any Contract pursuant to which any deferred purchase price relating to property or services may be owing following the date hereof (including all obligations under any acquisition agreements pursuant to which any Seller is, or may be, responsible for any earn-out, note payable or other contingent payment);
(x)   any Contract (A) granting any Person the exclusive right in any geographical area to market or sell products or services for any Seller, (B) requiring any Seller to exclusively sell, lease or distribute products of any Person, (C) requiring any Seller to exclusively source materials or products, (D) that contains “most favored nation” provisions, (E) that requires any Seller to purchase or sell minimum quantities of goods, materials or services, or (F) containing covenants that restrict any Seller’s business activity or limit the freedom of any Seller to engage in any line of business, to compete with any Person or to solicit any Person for business, employment or other purposes;
(xi)   any Contract for any partnership, joint venture, strategic alliance or other similar arrangement;
(xii)   any Contract relating to (A) the purchase or sale of any real property or (B) any lease or sublease of real property;

(xiii)   any Contract or group of related Contracts outside of the ordinary course of business with the same party or any group of affiliated parties which require or may in the future require payment of aggregate consideration to or by any Seller in excess of $10,000.00;
(xiv)   any Contract for the purchase of raw materials or supplies for, or the furnishing of services to, any Seller, (A) for which, to the Knowledge of the Sellers, comparable goods or services are not readily available in the ordinary course of business, at prices at or similar to those which Sellers have agreed to pay under such Contract, or (B) the quantities of which are in excess of the normal operating practices of any Seller;
(xv)   any distributor, sales representative or agency Contract;
(xvi)   any Contract not entered into in the ordinary course of business;
(xvii)   any power of attorney granted by or to any Seller;
(xviii)   any lease, conditional sales or other Contract pursuant to which any Seller leases, has purchased or sold or holds possession of, but not title to, any real or personal property, whether as lessor, lessee, purchaser, seller, bailee, pledgee or the like;
(xix)   any Contract under which any Seller is (A) licensee of any Intellectual Property owned by any other Person, or (B) licensor of any Intellectual Property owned by such Seller;
(xx)   any Contract with any Governmental Authority;
(xxi)   any Contract between Sellers;
(xxii)   any Contract which involves a built in loss to Sellers in its performance or any terms which are onerous from the standpoint of Sellers; and
(xxiii)   any other Contract that is material to any Seller or the Business.
(b)   Each Scheduled Contract is a valid and binding obligation of the parties thereto, enforceable against such parties in accordance with its terms. No party to any Scheduled Contract is in violation or breach of or default under such Scheduled Contract. The transactions contemplated by this Agreement do not require the consent of any party to any Scheduled Contract except as set forth on Schedule 4.1(d), shall not result in a violation or breach of or default under any Scheduled Contract, and shall not otherwise cause any Scheduled Contract to cease to be legal, binding, enforceable and in full force and effect on the same terms following the Closing.
(c)   No Seller has incurred and shall not incur any Liability or obligation under any Acquired Contract which is not expressly contemplated in such Acquired Contract. Sellers have delivered to Purchaser a true, correct and complete copy of each written Scheduled Contract, and a true, correct and complete written description of each oral Scheduled Contract.
4.13   Employee Matters.
(a)   No employee of any Seller is represented by any union or subject to any collective bargaining agreement and, to the Knowledge of the Sellers, no employee is engaged in any union organizing activities.
(b)   No employee of any Seller has suffered or is suffering from any illness or disease caused directly or indirectly by any employment related condition or by contact with any materials within the scope of such employee’s employment.
(c)   There has been no complaint filed with any Governmental Authority or other body against any Seller alleging unfair labor practices, human rights violations, employment discrimination charges, or similar matters, and there are no existing facts which could lead to any such charge.
(d)   No Seller has experienced any work stoppages, walkouts or strikes or threats of any of the foregoing.
(e)   Each Seller is and has been in compliance with all Applicable Laws pertaining to employment, employment practices, terms and conditions of employment, equal employment opportunity,

nondiscrimination, immigration, wages, hours, classification of employees and independent contractors, benefits, payment of employment, social security, and similar taxes, occupational safety and health, and plant closing; each Seller is liable for the payment of any material compensation, damages, Taxes, fines, penalties, interest, or other amounts, however designated, for failure to comply with any of the foregoing Applicable Laws; there are no pending or, to the Knowledge of the Sellers, threatened claims before the Equal Employment Opportunity Commission (or any state or local civil or human rights commission or other entity), complaints before the Occupational Safety and Health Administration (or any comparable state safety or health administration or other entity), wage and hour claims, employee classification claims, or the like brought by, involving or affecting any of the employees or contractors of any Seller. There are no uninsured workers’ compensation claims pending or, to the Knowledge of the Sellers, threatened against any Seller.
(f)   To the Knowledge of the Sellers, except as set forth on Schedule 4.13(f), no officer, executive or employee has any plans to terminate his or her employment with any Seller or not accept any offer of employment with Purchaser following the Closing.
(g)   No employee of any Seller is subject to any secrecy or noncompetition agreement or any other agreement or restriction of any kind that would impede in any way the ability of such employee to carry out fully all activities of such employee in furtherance of the Business.
(h)   The qualifications of each employee of each Seller for employment under applicable immigration laws have been reviewed by such Seller and a timely and properly completed Form I-9 is on file with respect to each employee. Sellers have complied with the U.S. Immigration and Nationality Act, as amended from time to time, and the rules and regulations promulgated thereunder, and there is no basis for any claim that any Seller is not in compliance with the terms thereof.
(i)   No employee layoff, facility closure or shutdown (whether voluntary or by Applicable Law), reduction-in-force, furlough, temporary layoff, material work schedule change or reduction in hours, or reduction in salary or wages, or other workforce changes affecting employees or individual independent contractors of Sellers has occurred since December 31, 2023 or is currently contemplated, planned or announced.
(j)   Schedule 4.13(j) contains a complete and accurate list of all current employees, independent contractors and consultants of each Seller and for each such Person the following information: (i) title or position held, (ii) hire date, (iii) full or part-time status, (iv) current annual salary or hourly wage rate (as applicable), (v) bonus opportunity, (vi) accrued vacation and paid-time-off, (vii) principal work location, (viii) exempt or non-exempt status and (ix) leave status.
4.14   Litigation.   Schedule 4.14 (a) describes all outstanding injunctions, judgments, orders, decrees, rulings, or charges related to the Business, (b) describes all actions, suits, proceedings, hearings, investigations, arbitrations, and other legal or administrative proceedings to which any Seller is a party or, to the Knowledge of the Sellers, threatened to be made a party, (c) lists all actions, suits, proceedings, hearings, investigations, arbitrations or other legal or administrative proceedings by or against any Seller in the last five (5) years, and (d) indicates if any of such matters, if determined adversely to any Seller, could reasonably be expected to subject the Business to Liabilities and Sellers’ estimate as to the amount of such Liabilities. To the Knowledge of the Sellers, there is no reason to believe that any action, suit, proceeding, hearing, investigation, arbitration, or other legal or administrative proceeding may be brought or threatened against any Seller or that there is any basis for any of the foregoing.
4.15   Compliance with Laws.   Each Seller has complied in all material respects with all Applicable Laws, and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand or notice has been filed or commenced against any Seller alleging any failure to so comply.
4.16   Permits and Licenses.   Schedule 2.1(d) contains a true and complete list of all of the Permits. The Permits constitute all of the franchises, approvals, permits, licenses, orders, registrations, certificates, variances and similar rights obtained from Governmental Authorities that are necessary for the conduct of the Business. All of the Permits are currently effective and valid, and they are sufficient to enable Sellers to conduct the Business in compliance with all Applicable Law. Each Permit is transferable to Purchaser. The execution, delivery or performance of this Agreement by the parties shall not have any effect on the continued validity or sufficiency of the Permits, nor shall any additional licenses, permits, certificates of authority, authorizations, approvals, registrations or similar consents be required by virtue of the execution, delivery or performance of this Agreement by the parties hereto to enable Purchaser to conduct the Business.
4.17   Environmental Matters.
(a)   Each Seller has at all times complied with, and is in compliance with, all Environmental Laws and, to the Knowledge of the Sellers, there are no facts or circumstances which may prevent or interfere with such compliance in the future. Each Seller has obtained and is and has at all times been in compliance with all Permits required pursuant to Environmental Laws for the occupation of the Real Property and/or the operation of the Business, and all such Permits are set forth on Schedule 4.17(a). No Seller has at any time received any written or oral notice, report or other information regarding any actual or alleged violation of Environmental Laws or any Permit, and no Seller has any Liabilities, including any investigatory, remedial or corrective obligations, relating to the Business or its facilities arising under Environmental Laws or any such Permit.
(b)   There are no existing, pending or, the Knowledge of Sellers, threatened suits, proceedings, claims, encumbrances or other restrictions of any nature, resulting from, arising under or pursuant to any Environmental Laws, with respect to or affecting any Seller, the Real Property or any other assets owned by any Seller.
(c)   (i) No contamination from any Hazardous Material has been created, exacerbated or exists on or under any of the Real Property or any other real property currently or previously used in connection with the Business; (ii) there has been no treatment, storage, release or threatened release of any Hazardous Material at or from any of the Real Property or any other real property currently or previously used in connection with the Business, except in compliance with applicable Environmental Laws; (iii) there are no Hazardous Materials located in, under, about or on any of the Real Property or any other real property currently or previously used in connection with the Business; (iv) there has been no disposal of any Hazardous Materials at any of the Real Property or any other real property currently or previously used in connection with the Business; (v) there has been no transportation of or arrangement for disposal of any Hazardous Material by any Seller to, from or on any property or facility not owned by Sellers, except in accordance with Environmental Laws; (vi) the conduct of the Business has been and is in compliance with all Environmental Laws; and (vii) the Business has not sent Hazardous Material to a site that, pursuant to any Environmental Law, has been placed on the SEMS database, National Priorities List or any similar federal or state list.
(d)   Neither this Agreement nor the consummation of the transactions contemplated hereby shall result in any obligations for site investigation or cleanup, or notification to or consent of any Governmental Authority or other Person, pursuant to any Environmental Laws, except as may be required to transfer or assign Permits.
(e)   No Seller or its respective predecessors or Affiliates has, either expressly or by operation of law, assumed or undertaken any Liability, including without limitation any obligation for corrective or remedial action, of any other Person relating to Environmental Laws.
(f)   There are no underground storage tanks or related piping or surface impoundments located on or at any of the Real Property or any other real property currently or previously used in connection with the Business, and no such tank, piping or impoundments has been removed from any Real Property or any other real property currently or previously used in connection with the Business, except in compliance with all applicable Environmental Laws. Any such underground storage tanks and related piping or surface impoundments are listed on Schedule 4.17(f).
(g)   Sellers have delivered to Purchaser all environmental audits, surveys, reports and other material environmental documents relating to any Seller’s past or current properties, facilities and operations.
4.18   Insurance.   Schedule 4.18 contains an accurate and complete list of all insurance policies which any Seller maintains with respect to the Business or its properties or employees, and Sellers have heretofore delivered to Purchaser accurate and complete copies of all such policies. All such policies are in full force and effect and all premiums due and payable have been timely paid in accordance with their terms. All such policies provide coverage for the full replacement value of the property, plant and equipment included in the Acquired Assets. All such policies provide types and amounts of insurance customarily obtained by businesses similar to the Business, and such insurance coverage will remain in full force and effect through the Closing Date. Schedule 4.18 sets forth an accurate and complete list of all claims which have been made by any Seller within the past three (3) years under any insurance policy, including any workmen’s compensation, general liability or property insurance policy. Except as set forth on Schedule 4.18, there are no pending or threatened claims under any insurance policy.
4.19   Employee Benefit Matters.
(a)   Schedule 4.19(a) sets forth a true, complete and correct list of each Employee Benefit Plan. With respect to each Employee Benefit Plan intended to be “qualified” within the meaning of Section 401(a) of the Code, Sellers have provided to Purchaser true, complete and correct copies of the following documents, to the extent applicable: (i) the current plan document, including all amendments thereto; (ii) the most recent summary plan description and summary of material modifications thereto; (iii) the most recent determination or opinion letter received from the IRS; (iv) the most recent annual report on Form 5500 (including any applicable schedules and attachments thereto); and (v) any other documents related to Employee Benefits Plans reasonably requested by Purchaser.
(b)   Each Employee Benefit Plan has been established, maintained, administered and funded in compliance with, and complies with, its terms and all Applicable Laws (including ERISA and the Code), and there has not been any notice issued by any Governmental Authority questioning or challenging such compliance. Sellers have timely made all contributions, distributions, reimbursements and premium payments required to have been made under or with respect to each Employee Benefit Plan.
(c)   No act or omission has occurred and no condition exists with respect to any Employee Benefit Plan that would subject any Seller, Purchaser or any of their respective Affiliates, or any other Person to any fine, penalty, tax or other Liability imposed under ERISA, the Code or other Applicable Law, including Code Sections 4980H. No Seller has any obligation to gross up, indemnify or otherwise reimburse any Person for any fine, penalty, tax or other Liability related to any Employee Benefit Plan.
(d)   Each Employee Benefit Plan which is intended to meet the requirements of a “qualified plan” under Section 401(a) of the Code has received a determination from the IRS that such Employee Benefit Plan is so qualified or is entitled to rely on an opinion letter issued to a prototype sponsor as to the Tax qualification of such Employee Benefit Plan under Section 401(a) of the Code and the exemption of the related trust from federal income taxation under Section 501(a) of the Code, and nothing has occurred since the date of the determination or opinion letter that could adversely affect the qualified status of any such Employee Benefit Plan.
(e)   Neither any Seller nor any of its respective ERISA Affiliates sponsors, maintains, administers or contributes to, or has in the past sponsored, maintained, administered or contributed to, or has had or could have any Liability with respect to, (i) any Employee Benefit Plan subject to Title IV of ERISA, Section 302 of ERISA or Section 412 of the Code, (ii) any “multiemployer plan” (as defined in Section 3(37) of ERISA), (iii) any “multiple employer plan” (as defined in Section 413(c) of the Code), (iv) any “multiple employer welfare arrangement” (as defined in Section 3(40) of ERISA), (v) any “defined benefit plan” (as defined in Section 3(35) of ERISA) or (vi) any self-insured welfare benefit plan (including any plan pursuant to which a stop loss policy or contract applies).
(f)   There are no Actions (including any audit or investigation by the IRS, United States Department of Labor or Pension Benefit Guaranty Corporation) pending or, to the Knowledge of the Sellers, threatened, involving any Employee Benefit Plan or the assets thereof, other than routine claims for benefits payable in the ordinary course of business consistent with past practice.
(g)   There have been no “prohibited transactions” (within the meaning of Section 406 of ERISA or Section 4975 of the Code) with respect to any Employee Benefit Plan, for which a statutory or administrative exemption does not exist. To the Knowledge of the Sellers, no fiduciary has any Liability for breach of fiduciary duty or any other failure to act or comply in connection with the administration or investment of the assets of any Employee Benefit Plan.

(h)   Except as required by COBRA, no Employee Benefit Plan (other than an Employee Benefit Plan that is qualified within the meaning of Section 401(a) of the Code) provides benefits or coverage following retirement or other termination of service. Neither any Seller nor any of its respective ERISA Affiliates has any Liabilities to provide “continuation coverage” to former employees of any Seller or any of their covered dependents with respect to any qualifying events under COBRA that occurred prior to the Closing.
(i)   Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (either alone or in combination with any other event) (i) accelerate the time of payment, vesting or funding of, (ii) increase the amount or value of, any payment or benefit to any current or former employee, officer, director or manager of or consultant to any Seller or (iii) result in “excess parachute payments” within the meaning of 280G(b) of the Code.
(j)   Schedule 4.19(j) sets forth a true, complete and correct list of all Persons who are receiving or eligible for COBRA benefits through an Employee Benefit Plan.
4.20.   Transactions with Related Parties.   Except as set forth in the SEC Reports, no stockholder of USI, no Affiliate of any such stockholder, nor any of any Seller’s directors, officers, employees, agents, stockholders or Affiliates (i) has any interest in any property (whether real, personal, or mixed and whether tangible or intangible), used in or pertaining to the Business; (ii) owns, of record or as a beneficial owner, an equity interest or any other financial or profit interest in any Person that (A) has business dealings or a financial interest in any transaction with any Seller, or (B) engages in competition with any Seller; (iii) is a party to any Contract with any Seller; or (iv) has any cause of action or other claim whatsoever against, or owes or has advanced any amount to, any Seller except for claims in the ordinary course of business such as for salary or wages, accrued benefits under employee benefit plans.
4.21.   No Undisclosed Liabilities; Debt.
(a)   No Seller is subject to any Liability except for: (i) Liabilities specifically disclosed on Schedule 4.21(a) or fully reflected in the Most Recent Balance Sheet; and (ii) Liabilities arising or incurred in the ordinary course of business since the date of the Most Recent Balance Sheet, consistent with the past practice of Sellers, which are not material to the Business either individually or in the aggregate (and none of which results from, arises out of, relates to, is in the nature of, or was caused by any breach of contract, breach of warranty, tort, infringement or violation of any Applicable Law).
(b)   Without limiting the generality of Section 4.21(a), except as set forth in Schedule 4.21(b), (i) no Seller has any Debt and (ii) no Seller has guaranteed any Debt of any other Person. Schedule 4.21(b) sets forth a true, complete and correct list of (A) the holders of all Debt of any Seller and (B) the amount of Debt owed to each such holder as of the date hereof. All Debt of any Seller for borrowed money may be prepaid at or prior to the Closing without penalty under the terms of the Contracts governing such Debt.
4.22.   Major Customers and Suppliers.   Schedule 4.22 contains a list of the twenty (20) largest customers and the twenty (20) largest suppliers of Sellers for Sellers’ fiscal years ended March 31, 2023 and March 31, 2024, and in each case includes the net sales or purchases by Sellers attributable to each such customer or supplier for such period. With respect to the customers and suppliers required to be listed on Schedule 4.22 and all other material customers or suppliers of Sellers, except as set forth on Schedule 4.22: (a) all such customers and suppliers continue to be customers and suppliers of Sellers and none of such customers or suppliers has reduced materially (or notified any Seller of its intent to reduce materially) its business with Sellers from the levels achieved during the 12-month period ending March 31, 2024, (b) no such customer or supplier has given any Seller any notice terminating or modifying the pricing terms or any other material terms of any agreement between such Seller and such customer or supplier or threatening to take any such actions, (c) to the Knowledge of the Sellers, no customer or supplier intends to cease doing business with Sellers or decrease the amount or nature of business it does with Sellers or the Business in any material respect, including as a result of the transactions contemplated hereby, and (d) there are no pending or, to the Knowledge of the Sellers, threatened disputes, claims or controversies with any customer or supplier required to be listed on Schedule 4.22.

4.23.   Product Warranty and Liability.
(a)   Each Seller has at all times performed all services and produced all products in a good and workmanlike manner and, where applicable, has sold to customers products to which each such Seller had good title, which were merchantable and, where a particular purpose was known, which were fit for such particular purpose. With respect to the Business, (i) except as set forth in Schedule 4.23(a), there are no recall programs of any or all products of any Seller which may be underway or pending; and (ii) there is no (A) defect in design, materials, manufacture or otherwise in any goods manufactured, constructed, assembled, distributed or sold by any Seller or (B) defect in services rendered by any Seller which would reasonably be expected to give rise to a claim against Purchaser after the Closing. Except as set forth in Schedule 4.23(a), no Seller has had any claims arising out of any injury to individuals or property as a result of the ownership, possession, design, manufacture or sale of any products in the past five (5) years.
(b)   No product currently manufactured, sold, leased or delivered by any Seller is subject to any guaranty, warranty or other indemnity except as set forth in Schedule 4.23(b). No Seller has received notice of any alleged noncompliance with any customer guaranty, warranty or other indemnity requirement in the past five (5) years. Schedule 4.23(b) sets forth a true, correct and complete list of the product warranty claims history for Sellers in the past five (5) years.
4.24.   Prospective Changes.   To the Knowledge of the Sellers, other than the Contemplated Transactions, there are no impending changes in the Business or in the relationships of any Seller with its customers or suppliers, or in any governmental actions or relations affecting the Business, which if one or more occur, could have a Material Adverse Effect on Seller or the Business.
4.25.   Certain Payments.
(a)   In the last five (5) years, none of Sellers nor any of their respective directors, officers or employees nor any agent acting on behalf or for the benefit of any Seller:
(i)   has offered, promised, provided or authorized the provision of any money, property, contribution, gift, entertainment or other thing of value, directly or indirectly, to any government official (including any officer or employee of a government or government-owned or -controlled entity or of a public international organization, or any political party or party official or candidate for political office), or any other Person acting in an official capacity, to influence official action or secure an improper advantage, or to encourage the recipient to breach a duty of good faith or loyalty or the policies of his/her employer, or otherwise in violation of any Anti-Bribery Law; nor
(ii)   is a Sanctioned Person nor has engaged in, nor is it now engaged in, any dealings or transactions with or for the benefit of any Sanctioned Person, nor has otherwise violated applicable Sanctions.
(b)   In the last five (5) years, no Seller has violated or is currently in violation of any Anti-Money Laundering Law. In the last five (5) years, Sellers have operated, and are presently, in compliance with all Export Control Laws.
(c)   No Seller is a party to any actual or, to the Knowledge of the Sellers, threatened legal proceedings or outstanding enforcement action relating to any breach or suspected breach by such Seller or any of its Affiliates of any Anti-Bribery Laws, Sanctions or Export Control Laws.
(d)   Sellers have in place policies and procedures reasonably designed, relative to Sellers’ business and industry, to prevent their officers and employees (acting on behalf or for the benefit of Sellers) from undertaking any activity, practice or conduct relating to the business of any Seller that would constitute an offense under any Anti-Bribery Laws, Sanctions and Export Control Laws.
4.26.   Brokers or Agents.   No Seller has employed or dealt with any brokers, consultants or investment bankers in connection with the transactions contemplated hereby, other than brokers, consultants or investment bankers, the fees, commissions and expenses of which shall be payable by Sellers.
4.27.   Material Omissions.   No representation or warranty by any Seller in this Agreement nor any written statement, certificate or schedule furnished to or to be furnished by any Seller to Purchaser pursuant to this Agreement or in connection with the transactions contemplated herein, contains any untrue statement of material fact or omits a material fact necessary to make the statements contained therein not misleading in light of the circumstances.
4.28.   Solvency.   Seller is and, immediately after giving effect to the transactions contemplated by this Agreement, will be Solvent. No transfer of property is being made and no obligation is being incurred in connection with the transactions contemplated by this Agreement with the intent to hinder, delay or defraud present or future creditors of the Seller.
ARTICLE 5
REPRESENTATIONS AND WARRANTIES OF PURCHASER
To induce Sellers to enter into this Agreement, Purchaser represents and warrants that the following are correct and complete as of the date of this Agreement and as of the Closing Date:
5.1.   Authority.
(a)   The execution, delivery and performance of this Agreement and the Ancillary Agreements by Purchaser and the consummation of the Contemplated Transactions have been duly authorized by all necessary action on the part of Purchaser and do not and shall not conflict with, result in a default of, constitute a default under, or create in any party the right to accelerate, terminate, modify or cancel, or require any notice under, (i) any provision of the Articles of Incorporation, Bylaws or other organizational documents of Purchaser, (ii) any Applicable Law to which Purchaser or any of its assets may be subject or (iii) any Contract to which Purchaser is a party or by which it is bound or to which any of its assets is subject.
(b)   Purchaser has full power and authority to enter into this Agreement and the Ancillary Agreements and to carry out the transactions contemplated hereby and thereby.
(c)   This Agreement has been duly and validly executed and delivered by Purchaser and is, and each Ancillary Agreement contemplated hereby when executed and delivered shall be, the legal, valid and binding obligation of Purchaser, enforceable in accordance with its respective terms, except as such may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, and by general equitable principles.
5.2.   Organization and Qualification.   Purchaser is a corporation lawfully existing and in good standing under the laws of the State of California with full power and authority to own or lease its properties and to conduct its business in the manner and in the places where such properties are owned or leased or such business is conducted.
5.3.   Consents and Approvals.   No consent, authorization, order or approval of or filing with any Governmental Authority or other entity or Person is required for the execution and delivery of this Agreement and the consummation by Purchaser of the transactions contemplated by this Agreement.
5.4.   Brokers or Agents.   Purchaser has not employed or dealt with any brokers, consultants or investment bankers in connection with the transactions contemplated hereby, other than brokers, consultants or investment bankers, the fees, commissions and expenses of which shall be payable by Purchaser.
5.5.   Sufficiency of Funds.   Purchaser has sufficient cash on hand or other sources of immediately available funds to enable it to make payment of the Purchase Price and consummate the transactions contemplated by this Agreement.
5.6.   Solvency.   Immediately after giving effect to the transactions contemplated hereby, Purchaser shall be solvent and shall: (a) be able to pay its debts as they become due; (b) own property that has a fair saleable value greater than the amounts required to pay its debts (including a reasonable estimate of the amount of all contingent liabilities); and (c) have adequate capital to carry on its business. No transfer of property is being made and no obligation is being incurred in connection with the transactions contemplated hereby with the intent to hinder, delay or defraud either present or future creditors of Purchaser or Sellers. In connection with the transactions contemplated hereby, Purchaser has not incurred, nor plans to incur, debts beyond its ability to pay as they become absolute and matured.

5.7.   Legal Proceedings.   There are no actions, suits, claims, investigations or other legal proceedings pending or, to Purchaser’s Knowledge, threatened against or by Purchaser or any Affiliate of Purchaser that challenge or seek to prevent, enjoin or otherwise delay the transactions contemplated by this Agreement.
5.8.   Independent Investigation.   Purchaser has conducted its own independent investigation, review and analysis of the Business and the Acquired Assets, and acknowledges that it has been provided adequate access to the personnel, properties, assets, premises, books and records, and other documents and data of Seller for such purpose. Purchaser acknowledges and agrees that: (a) in making its decision to enter into this Agreement and to consummate the transactions contemplated hereby, Purchaser has relied solely upon its own investigation and the express representations and warranties of Sellers set forth in ARTICLE 4 of this Agreement (including related portions of the Disclosure Schedules); and (b) neither Sellers nor any other Person has made any representation or warranty as to Sellers, the Business, the Acquired Assets or this Agreement, except as expressly set forth in ARTICLE 4 of this Agreement (including the related portions of the Disclosure Schedules).
ARTICLE 6
COVENANTS
6.1   Pre-Closing Covenants.   The parties agree as follows with respect to the period prior to the Closing:
(a)   General.   Each of the parties shall use its commercially reasonable efforts to take all action and to do all things necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement (including satisfaction, but not waiver, of the closing conditions set forth in ARTICLE 7) and the Ancillary Agreements.
(b)   Consents.   Subject to Sellers’ compliance with the obligations set forth in subsection (f) below, Sellers shall give any notices to, make any filings with and use their commercially reasonable efforts to obtain any authorizations, consents and approvals of any Person required to be given or obtained by Sellers in connection with the execution, delivery and performance by Sellers of this Agreement and the Ancillary Agreements. In furtherance of this obligation, Sellers shall prepare and file applications with any applicable Governmental Authorities within five (5) Business Days of the date hereof for consent to transfer all Radioactive Materials Licenses in connection with the Contemplated Transactions and shall use their best efforts to obtain all such consents.
(c)   Access.   From the date hereof until the Closing, Sellers shall (i) afford Purchaser and its representatives reasonable access to and the right to inspect all of the Acquired Assets, Books and Records, Contracts and other documents and data related to the Business; (ii) furnish Purchaser and its Representatives with such financial, operating and other data and information related to the Business as Purchaser or any of its representatives may reasonably request; and (iii) instruct the representatives of Sellers to cooperate with Purchaser in its investigation of the Business; provided, however, that any such investigation shall be conducted during normal business hours upon reasonable advance notice to Sellers, under the supervision of Sellers’ personnel and in such a manner as not to interfere with the conduct of the Business or any other businesses of Sellers. All requests by Purchaser for access pursuant to this Section 6.1 shall be submitted or directed exclusively to the President of USI or such other individuals as Sellers may designate in writing from time to time. Notwithstanding anything to the contrary in this Agreement, Sellers shall not be required to disclose any information to Purchaser if such disclosure would, in Sellers’ sole discretion: (iv) cause significant competitive harm to Sellers and their businesses, including the Business, if the transactions contemplated by this Agreement are not consummated; (v) jeopardize any attorney-client or other privilege; or (vi) contravene any Applicable Law, fiduciary duty or binding agreement entered into prior to the date of this Agreement. Prior to the Closing, without the prior written consent of Seller, which may be withheld for any reason, Purchaser shall not contact any suppliers to, or customers of, the Business. Purchaser shall, and shall cause its representatives to, abide by the terms of the Confidentiality Agreement with respect to any access or information provided pursuant to this Section 6.1(c).
(d)   Conduct of Business.   Sellers shall: (i) conduct the Business only in the ordinary course and in substantially the same manner as the Business has been conducted prior to the date of this Agreement, including with respect to ordering Eligible Inventory in amounts consistent with past practice; (ii) use their commercially reasonable best efforts to preserve the current business organization of Sellers and “Universal Security Instruments” and “USI” brands, keep available the services of each Seller’s current officers, employees and agents, and maintain the relations and goodwill with all suppliers, customers, distributors, landlords, creditors, employees, agents and other Persons having business relationships with each such Seller.
(e)   Intentionally Omitted.
(f)   No-Solicitation.
(i)   No Solicitation or Negotiation.   Sellers shall not, and Sellers shall cause their respective directors, officers, members, employees, agents, attorneys, consultants, contractors, accountants, financial or other advisors and other representatives (collectively, “Representatives”) not to, directly or indirectly:
(A)
solicit, seek, initiate or take any action to facilitate or encourage any offers, inquiries, indications of interest or the making of any proposal or offer that constitutes, or could reasonably be expected to lead to, any Acquisition Proposal, or engage, participate in or facilitate any discussions or negotiations regarding, or furnish any non-public information to any Person in connection with any offers, inquiries, indications of interest or proposals that constitute or could reasonably be expected to lead to, an Acquisition Proposal;

(B)
enter into, continue or otherwise participate or engage in any discussions or negotiations regarding any Acquisition Proposal, or furnish to any Person (other than Purchaser and its Affiliates) any non-public information or afford any Person (other than Purchaser and its Affiliates) access to such party’s property, books or records (except pursuant to a request by a Governmental Authority) in connection with any offers, inquiries or the making of any proposal or offer that constitutes, or could reasonably be expected to lead to, any Acquisition Proposal;

(C)
enter into any letter of intent, term sheet, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, purchase agreement, exchange agreement, option agreement, joint venture, partnership agreement or similar agreement contemplating any Acquisition Proposal (an “Alternative Acquisition Agreement”);

(D)
amend or grant any waiver or release under any standstill or similar agreement with respect to any class of equity securities of any Seller; or

(E)
take any action to make the provisions of any anti-takeover statute inapplicable to any transactions contemplated by an Acquisition Proposal.

Without in any way limiting the provisions of this Section 6.1, it is understood that any violation of or the taking of actions inconsistent with the restrictions set forth in this Section 6.1(f) by any Representative of any Seller, whether or not such Representative is purporting to act on behalf of any Seller, shall be deemed to be a breach of this Section 6.1(f) by Sellers. Notwithstanding the foregoing or anything to the contrary set forth in this Agreement, but subject to compliance with the other applicable terms of this Section 6.1(f), prior to receipt of the USI Stockholder Approval, Sellers may (1) furnish non-public information with respect to the Business to any Qualified Person, or (2) engage in discussions or negotiations (including solicitation of revised Acquisition Proposals) with any Qualified Person regarding any such Acquisition Proposal; provided that prior to taking any of the actions contemplated by the foregoing clauses (1) and (2), (w) Sellers have received a bona fide written unsolicited Acquisition Proposal from a Qualified Person, (x) Sellers have received from such Qualified Person an executed confidentiality agreement that contains (I) terms no less favorable to Sellers than those contained in the Confidentiality Agreement and (II) additional provisions that expressly permit Sellers to comply with the terms of this Section 6.1(f) (a copy of which shall be promptly (and in any event within 24 hours) provided to Purchaser), (y) neither of the Sellers nor any of their respective Representatives has breached this Section 6.1(f), and (z) the USI Board has determined, after consultation with its outside legal counsel and financial advisors, that the failure to take such actions would cause the USI Board to be in breach of the USI Board’s fiduciary duties under Applicable Law. Any information made available or provided to a Qualified Person pursuant to this Section 6.1(f) by or on behalf of any Seller shall, concurrently therewith, be made available or provided to Purchaser.
(ii)   No Change in Recommendation or Alternative Acquisition Agreement.
(A)
The USI Board shall not, except as set forth in this Section 6.1(f), (1) withhold, withdraw, amend, qualify, condition, or modify, or publicly propose to withhold, withdraw, amend, qualify, condition or modify, the approval or recommendation by the USI Board with respect to the Contemplated Transactions, (2) fail to include the USI Board Recommendation in the Proxy Statement that is mailed to USI’s stockholders in connection with the Contemplated Transactions pursuant to this Agreement or fail to include the USI Board Recommendation in any other soliciting material relating to the USI Stockholders Meeting, (3) recommend any Acquisition Proposal, (4) make any public statement or statement to any USI stockholder that is inconsistent with the USI Board Recommendation, (5) fail to publicly reaffirm the USI Board Recommendation within four (4) Business Days of being requested to do so by Purchaser, or (6) resolve or agree to take any of the foregoing actions (any of clauses (1), (2), (3), (4), (5) or (6), a “USI Board Recommendation Change”);

(B)
(B) Except as set forth in this Section 6.1(f), no Seller shall enter into any Alternative Acquisition Agreement, other than a confidentiality agreement referred to in Section 6.1(f)(i) and entered into in compliance therewith; and

(C)
The USI Board, and each committee thereof, shall not, except as set forth in this Section 6.1(f), adopt, approve or recommend, or publicly propose to adopt, approve or recommend, any Acquisition Proposal.

(iii)   Acquisition Proposal.   Notwithstanding the foregoing or anything to the contrary set forth in this Agreement (including the provisions of this Section 6.1(f)), at any time after the date of this Agreement and prior to receipt of the USI Stockholder Approval, the USI Board may effect a USI Board Recommendation Change or terminate this Agreement (in compliance with Sections 9.1 and 9.2) in order to enter into an Alternative Acquisition Agreement, with respect to an unsolicited bona fide Acquisition Proposal that did not result from a breach of this Section 6.1(f) if (and only if): (A) the USI Board shall have determined, after consultation with USI’s outside legal counsel and financial advisors, that such Acquisition Proposal constitutes a Superior Proposal and that the failure to make such USI Board Recommendation Change would constitute a breach of the USI Board’s fiduciary duties under Applicable Law; (B) USI has provided Purchaser at least five (5) Business Days written notice prior to making a USI Board Recommendation Change or entering into an Alternative Acquisition Agreement, which written notice shall include (I) a description in reasonable detail of the reasons for such recommendation change, (II) written and unredacted copies of any relevant proposed transactions agreements (and related ancillary agreements, including any financing commitments), all of which shall be updated on a prompt basis, with any party making a potential Superior Proposal (specifically including the identity of the Person making such Superior Proposal), (III) a statement that Sellers have received an Acquisition Proposal, (IV) a statement that the USI Board intends to declare a Superior Proposal and (V) a statement that the USI Board intends to effect a USI Board Recommendation Change (a “Recommendation Change Notice”) (it being understood that the Recommendation Change Notice shall not constitute a USI Board Recommendation Change for purposes of this Agreement); (C) Sellers shall, and shall cause their Representatives to, during such five (5) Business Day period, negotiate with Purchaser in good faith to make such adjustments in the terms and conditions of this Agreement so that the Acquisition Proposal ceases to constitute a Superior Proposal, if Purchaser, in its sole discretion, proposes to make any such adjustments; (D) Sellers and their Representatives have complied with the requirements of this Section 6.1(f) in connection with any such Superior Proposal; and (E) if Purchaser shall have delivered to USI a written offer to alter the terms or conditions of this Agreement during the five (5) Business Day period referred to in clause (B) above, the USI Board shall have determined in good faith, after considering the terms of such offer by Purchaser, after consultation with USI’s outside legal counsel and financial advisors, that the Acquisition Proposal still constitutes a Superior Proposal and that a USI Board Recommendation Change would still be required for the USI Board to not breach its fiduciary duties under Applicable Law. In the event of any material amendment to any Superior Proposal (including any revision in the amount, form or mix of consideration USI’s stockholders or any Seller would receive as a result of any such potential Superior Proposal), Sellers shall be required to provide Purchaser with written notice of such material amendment and there shall be a new five (5) Business Day period following such notification during which Sellers and their Representatives shall comply again with the requirements of this Section 6.1(f)(iii), and the USI Board shall not make a USI Board Recommendation Change or approve the entry into any Alternative Acquisition Agreement prior to the end of any such period as so extended.
(iv)   Notices of Proposals.   USI will promptly (and in any event within twenty-four (24) hours after receipt) (A) notify Purchaser, in writing, of its receipt of any Acquisition Proposal and (B) provide Purchaser an unredacted copy of such Acquisition Proposal (if written), or a summary of all material terms and conditions of such Acquisition Proposal (if oral), including the identity of the Person making such Acquisition Proposal, and copies of all written communications with such Person with respect to such actual or potential Acquisition Proposal. USI shall (1) notify Purchaser, in writing, of any decision of the USI Board as to whether to consider any Acquisition Proposal or to enter into discussions or negotiations concerning any Acquisition Proposal or to provide non-public information with respect to such to any Person, all in accordance with and subject to the terms and conditions of this Agreement, which notice shall be given as promptly as possible after such determination was reached (and in any event no later than twenty-four (24) hours after such determination was reached), (2) promptly provide Purchaser with written notice setting forth all information as is reasonably necessary to keep Purchaser informed of the material terms of any such Acquisition Proposal and of any amendments or modifications thereto, and (3) promptly (and in any event within twenty-four (24) hours of such determination) notify Purchaser, in writing, of any determination by the USI Board that such Acquisition Proposal constitutes a Superior Proposal.
(v)   Certain Permitted Disclosure.   Nothing contained in this Agreement shall prohibit Sellers or the USI Board from complying with Rules 14d-9 and 14e-2(a) promulgated under the Exchange Act; provided, however, that any disclosure made by Sellers or the USI Board pursuant to Rules 14d-9 and 14e-2(a) shall be limited to a statement that Sellers are unable to take a position with respect to the bidder’s tender offer unless the USI Board determines in good faith, after consultation with its outside legal counsel and financial advisors, that such statement would constitute a breach of its fiduciary duties under Applicable Law.
(vi)   Cessation of Ongoing Discussions.   Sellers shall, and shall cause all of their Representatives to, cease immediately all discussions and negotiations that commenced prior to the date of this Agreement regarding any proposal or offer that constitutes, or could reasonably be expected to lead to, an Acquisition Proposal; provided, however, that the foregoing shall not in any way limit or modify the rights of any party hereto under the other provisions of this Section 6.1(f). Sellers will immediately revoke or withdraw access of any Person (other than Sellers, Purchaser and their respective Representatives) to any data room (virtual or actual) containing any non-public information with respect to Sellers or the Business and request from each third party (other than Sellers, Purchaser and their respective Representatives) the prompt return or destruction of all non-public information with respect to Sellers or the Business previously provided to such Person.
(g)   Preparation of Proxy Statement.   USI shall, as promptly as reasonably practicable after the date hereof (and in no event later than ten (10) Business Days after the date hereof), duly set a record date for, call, give notice of, convene and hold the USI Stockholders Meeting for the purpose of obtaining the USI Stockholder Approval as promptly as reasonably practicable following the date upon which the Proxy Statement is cleared by the SEC (with the record date and meeting date to be set by the USI Board after consultation with Purchaser). As soon as reasonably practicable (and in no event later than twenty (20) Business Days after the date hereof), USI shall prepare and file with the SEC the Proxy Statement in preliminary form, in form and substance reasonably satisfactory to each of USI and Purchaser. The USI Board shall include the USI Board Recommendation in the Proxy Statement and in each other filing with the SEC soliciting USI Stockholder Approval. USI shall comply with the MGCL, its Articles of

Incorporation, its Bylaws, the Exchange Act and the rules and regulations of the New York Stock Exchange in connection with the USI Stockholders Meeting, including preparing and delivering the Proxy Statement to the USI stockholders as required pursuant to the Exchange Act and this Agreement. Without the prior written consent of Purchaser, the approval of this Agreement and the Contemplated Transactions shall be the only matter (other than procedural matters) that USI shall propose to be acted on by the stockholders of USI at the USI Stockholders Meeting. USI shall use its commercially reasonable efforts, after consultation with Purchaser as provided herein, to respond as promptly as practicable to any comments of the SEC and to cause the Proxy Statement in definitive form to be mailed to USI’s stockholders at the earliest reasonably practicable time.
(h)   Proxy Statement Information.   Purchaser shall promptly furnish all information concerning itself as may reasonably be required by USI in connection with the Proxy Statement. Each of USI and Purchaser shall promptly correct any information provided by it for use in the Proxy Statement if and to the extent that such information shall have become false or misleading in any material respect, and USI shall promptly amend or supplement the Proxy Statement and to cause the Proxy Statement, as so amended or supplemented, to be filed with SEC and mailed to its stockholders, in each case as and to the extent required by Applicable Law. Prior to any filing or mailing of the Proxy Statement (or any amendment or supplement thereto) or responding to any comments of the SEC with respect thereto, USI shall provide Purchaser a reasonable opportunity to review and comment on such document or response and shall consider in good faith any such comments proposed by Purchaser.
(i)   USI Stockholder Approval.   USI shall use its reasonable best efforts to obtain the USI Stockholder Approval at the USI Stockholders Meeting in compliance in all material respects with all Applicable Laws and in compliance with this Agreement. The USI Stockholder Approval will be obtained if this Agreement and the Contemplated Transactions are approved by the affirmative vote of USI stockholders holding not less than two-thirds of all the votes entitled to be cast on the matter at the USI Stockholders Meeting. If the USI Board makes a USI Board Recommendation Change in accordance with the terms and conditions of this Agreement, it will not alter the obligation of USI to submit the adoption of this Agreement and the approval of the Contemplated Transactions to USI’s stockholders at the USI Stockholders Meeting to consider and vote upon, unless this Agreement shall have been terminated in accordance with its terms prior to the USI Stockholders Meeting.
6.2   Post-Closing Covenants.   The parties agree as follows with respect to the period from and after the Closing:
(a)   Further Assurances.   Following the Closing, each of the parties hereto shall, and shall cause their respective Affiliates to, execute and deliver such additional documents, instruments, conveyances and assurances and take such further actions as may be reasonably required to carry out the provisions hereof and give effect to the transactions contemplated by this Agreement and the other Transaction Documents.
(b)   Litigation Support.   In the event and for so long as any party is actively contesting or defending against any action, suit, proceeding, hearing, investigation, charge, complaint, claim or demand in connection with (i) any transaction contemplated under this Agreement or (ii) any fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act or transaction on or prior to the Closing Date involving any Seller, each of the parties shall cooperate in the contest or defense, make available their personnel, and provide such testimony and access to their books and records (on a confidential basis) as may be necessary in connection with the contest or defense, all at the sole cost and expense of the contesting or defending party (unless the contesting or defending party is entitled to indemnification therefor under this Agreement).
(c)   Transition.   At the reasonable request of Purchaser, each Seller shall assist Purchaser with the transition of the Business to Purchaser, particularly with respect to key customers and suppliers of the Business. No Seller shall take any action that is designed or intended to have the effect of discouraging any lessor, licensor, customer, supplier or other business associate of any Seller or the Business from maintaining the same business relationships with Purchaser after the Closing as it maintained with any such Seller prior to the Closing. Each Seller shall refer all customer inquiries relating to the Business to Purchaser from and after the Closing.

(d)   Confidentiality.   Purchaser and Sellers acknowledge and agree that the Confidentiality Agreement remains in full force and effect and, in addition, covenant and agree to keep confidential, in accordance with the provisions of the Confidentiality Agreement, information provided to each other pursuant to this Agreement. If this Agreement is, for any reason, terminated prior to the Closing, the Confidentiality Agreement and the provisions of this Section 6.2(d) shall nonetheless continue in full force and effect.
(e)   Payment of Excluded Liabilities.   Sellers shall promptly pay to the appropriate party all Excluded Liabilities when and as they become due and payable (unless such Excluded Liabilities are contested in good faith).
(f)   Employment Matters.   Effective as of the Closing, Purchaser shall make offers of employment to such employees of Sellers and on such terms and conditions as Purchaser determines, in its sole discretion (collectively, the “Offered Employees”). Nothing in this Agreement shall constitute an agreement by Purchaser to assume or be bound by any previous or existing employment agreement or arrangement between any Seller and any of its employees, or a guarantee that any Offered Employee shall be entitled to remain in the employment of Purchaser for a specified period of time. Sellers shall be responsible for all Liabilities with respect to salaries, wages, commissions, bonuses, sick pay or paid time off, unemployment insurance benefits and compensation that are payable or owed to any employee (including, but not limited to, any Offered Employees) for work performed on behalf of any Seller, all of which liabilities shall constitute Excluded Liabilities. At or prior to the Closing, Sellers shall pay and discharge all such Liabilities, including, without limitation, the pro rata portion of any bonuses for the calendar year ending 2024 that have been earned or accrued on a pro forma basis through the Closing Date. At the time of Sellers’ payment of the foregoing, Sellers shall communicate in writing to the recipients thereof that such amounts being paid relate to periods prior to and through the Closing Date and that such recipients shall not receive any additional amounts relating to periods prior to and through the Closing Date. Sellers will bear all Liability with respect to (i) any claims by any current or former employees or independent contractors of any Seller with respect to any personal injuries, including workers’ compensation, disability or similar worker’s protection claims sustained in connection with providing services to any Seller, regardless of when any such claim is made or asserted and (ii) providing all notices and continuation coverage required under COBRA, or any similar state law, to all employees of Sellers (including to any beneficiaries and former employees and beneficiaries) who are or become “M&A Qualified Beneficiaries” (as such term is defined in Treasury Regulations §54.4980B-9) as a result of the consummation of the Contemplated Transactions. If any Seller or any of its affiliates ceases to maintain a group health care plan, then, notwithstanding any other provision of this Agreement to the contrary, Sellers will reimburse Purchaser for any and all expenses incurred by Purchaser in excess of the premiums collected by Purchaser from M&A Qualified Beneficiaries and any actual reinsurance recoveries (including claims incurred under Purchaser’s or any Affiliate’s group health plan, administrative fees, reinsurance premiums, etc.) in providing such continuation coverage to such M&A Qualified Beneficiaries. Sellers shall bear all Liability with respect to the federal Workers Adjustment and Retraining Notification Act and similar state laws to the extent that the same applies to the Offered Employees.
(g)   Insurance.
(i)   Purchaser shall maintain general liability insurance coverage, including, without limitation, general liability and product liability insurance, in an amount equal to or greater than $5,000,000.00 in the aggregate and $2,000,000.00 per occurrence, and include coverage of such insurance for claims arising from facts or events which occurred after the Closing Date with respect to products sold by Sellers on or prior to the Closing Date. Purchaser shall cause Sellers to be named as an additional named insured on each insurance policy required to be maintained pursuant to this Section.
(ii)   USI will maintain fully-paid director and officer insurance coverage for a period of six (6) years following the Closing, pursuant to the Chubb Primary Directors & Officers and Entity Securities Liability Insurance policy issued by Federal Insurance Company (the “D&O Policy”). In accordance with the terms of the D&O Policy, USI retains liability of $1,000,000 on certain claims made under the D&O Policy. Purchaser agrees and undertakes that, if and to the extent USI becomes obligated to pay any amounts pursuant to such retention obligation (or any similar obligation up to $1,000,000 under a successor insurance policy), Purchaser shall pay or, if paid by USI, reimburse

USI for, such retention obligation as and when due. Purchaser shall not be liable for any other costs or payments with respect to any such claim beyond the funding set forth in this Section 6.2(g)(ii).
(h)   Bulk Sales.   Each party hereto hereby waives compliance by Sellers with the provisions of any applicable “bulk sales,” “bulk transfer” or similar laws in connection with the consummation of the Contemplated Transactions.
(i)   Remittance of Payments on Accounts Receivable.   From and after the Closing, if Purchaser receives or collects any funds relating to any accounts receivable of Sellers in existence as of the Closing Date, Purchaser shall or cause its Affiliate to remit such funds to Sellers within ten (10) Business Days after its receipt thereof.
6.3   Tax Matters.
(a)   Transfer Taxes.   Notwithstanding anything herein to the contrary, Sellers and Purchaser will each bear and fully pay and discharge fifty percent (50%) of any and all Transfer Taxes. The parties will cooperate and consult with each other (i) in connection with, and prior to, filing such Tax Returns to ensure that all such returns are filed in a consistent manner and (ii) in demonstrating that the requirements for exemptions, if any, from such Transfer Taxes have been met. For purposes of this Agreement, “Transfer Taxes” means all transfer, sales, use, goods and services, value added, documentary, stamp duty, conveyance and other similar Taxes, duties, fees or charges due with respect to the Contemplated Transactions.
(b)   Seller Taxes.   On and after the Closing Date, Sellers shall be responsible for the payment of all Taxes relating to the Business, the Acquired Assets, the Assumed Liabilities or the Business personnel for any Pre-Closing Period (together, with Sellers’ 50% share of the Transfer Taxes, collectively, the “Seller Taxes”):
(c)   Allocation of Taxes.   For purposes of this Agreement, in the case of any taxable year or period beginning before the Closing Date and ending on or after the Closing Date (“Straddle Period”), property Taxes relating to the Acquired Assets allocable to the Pre-Closing Period shall be equal to the amount of such property Taxes for the entire Straddle Period multiplied by a fraction, the numerator of which is the number of days during the Straddle Period that fall within the Pre-Closing Period and the denominator of which is the number of days in the entire Straddle Period. For purposes of this Agreement, “Pre-Closing Period” means any taxable period (or portion thereof) ending before the Closing Date and the portion of any Straddle Period ending on the day before the Closing Date. Tax Returns relating to Taxes imposed on the Acquired Assets for any Straddle Period shall be filed by Purchaser. Prior to the Closing, the parties shall work together in good faith to estimate the Taxes for which Sellers are responsible pursuant to this Section 6.3(c) (the amount so determined, the “Tax Amount”). To the extent that the Taxes for which Sellers are responsible pursuant to this Section 6.3(c) exceed the Tax Amount and are paid or payable by Purchaser (any such amount, the “Excess Tax Amount”), Sellers shall remit the Excess Tax Amount to Purchaser within ten (10) Business Days of the date Purchaser provides notice to Sellers that such amounts have been paid or are due and payable. Purchaser and each Seller agree to provide the other parties with such information and assistance as is reasonably necessary for the preparation of any Tax Returns or for the defense of any Tax claim or assessment, whether in connection with an audit or otherwise.
6.4   Change in Name; Maintenance of Existence.   As promptly as practicable (but in no event later than ten (10) days) after the Closing Date, each Seller shall amend its Organizational Documents and all assumed name filings to change its name and all assumed names to a name that does not include the word “Universal Security Instruments” or “USI” any variation or derivation thereof. From and after the Closing, neither of the Sellers nor any of their respective Affiliates shall use the word “Universal Security Instruments” or “USI” or any variation or derivation thereof in any enterprise or endeavor other than in connection with liquidating any inventory that is not transferred to Purchaser as Eligible Inventory and collecting accounts receivable, which Sellers shall be able to do royalty-free. Each Seller shall wind-up and dissolve its operations as soon as practical following the Closing.

ARTICLE 7
CONDITIONS TO CLOSING AND CLOSING DELIVERIES
7.1   Conditions of Purchaser’s Obligations.   Purchaser’s obligations to effect the transactions contemplated by this Agreement and the Ancillary Agreements are subject to fulfillment at or prior to the Closing of each of the following conditions precedent, unless waived in writing by Purchaser:
(a)   Stockholder Approval.   The USI Stockholder Approval shall have been obtained.
(b)   Representations and Warranties.   Each of the representations and warranties made by any Seller in this Agreement shall be (i) true and correct when made (except to the extent that any such representations and warranties speak expressly as of an earlier date, in which case they shall be true and correct as of such earlier date) and (ii) true and correct in all material respects as of the Closing Date (without giving effect to any materiality or similar qualification contained in any such representations and warranties) as if made on and as of the Closing Date (except to the extent that any such representations and warranties speak expressly as of an earlier date, in which case they shall be true and correct in all material respects as of such earlier date).
(c)   Covenants.   Each Seller shall have performed and complied in all material respects with all covenants, agreements and conditions required by this Agreement or the Ancillary Agreements to be performed and complied with by them prior to or as of the Closing Date.
(d)   Approvals; Absence of Certain Legal Proceedings.   All required approvals of any Governmental Authority must have been obtained, and no suit or other legal proceeding shall be pending or have been commenced seeking to restrict or prohibit the transactions contemplated by this Agreement (including, for the avoidance of doubt, any suit or other legal proceeding alleging any breach of fiduciary duty by or on behalf of Sellers or the USI Board).
(e)   Consents.   All consents necessary to consummate the transactions contemplated by this Agreement and the Ancillary Agreements shall have been obtained, in form and substance satisfactory to Purchaser, and delivered to Purchaser.
(f)   No Material Adverse Effect/Change.   No Material Adverse Change shall have occurred in respect of any Seller or the Business and there shall have been no event or occurrence that has had or is reasonably likely to have a Material Adverse Effect on Seller or the Business.
(g)   Required Permits.   Purchaser shall have obtained all Permits included in the Acquired Assets.
(h)   Employee Arrangements.   Purchaser shall have reached satisfactory arrangements with the Offered Employees.
(i)   Sellers’ Closing Deliveries.   Sellers shall have delivered to Purchaser (or such other party as appropriate) the following, duly executed as appropriate:
(i)   a certificate dated as of the Closing Date from USI, signed by the Secretary of USI, (A) certifying as to attached copies of each Seller’s Articles of Incorporation and Bylaws, resolutions of the USI Board approving this Agreement and the Ancillary Agreements and the consummation of the Contemplated Transactions, and the receipt of the USI Stockholder Approval (setting forth the voting results at the USI Stockholders Meeting) and (B) setting forth the names of each of the officers of each Seller authorized to execute this Agreement and all documents, certificates and agreements ancillary hereto on behalf of each Seller, together with their specimen signatures;
(ii)   a certificate, dated as of the Closing Date from USI, certifying that the conditions specified in Sections 7.1(b)-(c) above have been satisfied as of the Closing Date;
(iii)   a Certificate of Good Standing (or its state equivalency) of (A) USI from the Maryland Secretary of State and (B) USI Electric from the Texas Secretary of State, each dated no more than ten (10) days prior to the Closing Date;
(iv)   the Bill of Sale;

(v)   the Assignment of Intellectual Property;
(vi)   the Consulting Agreement, executed by Harvey B. Grossblatt;
(vii)   releases, termination statements or satisfactions, as appropriate, as to all Liens on the Acquired Assets;
(viii)   the Funds Flow Agreement;
(ix)   an itemization of all of the Seller Transaction Expenses that shall be paid by Purchaser pursuant to Section 3.1;
(x)   a certificate dated as of the Closing Date from Seller in the applicable form set forth in Section 1.1445-2(b)(2)(iii) of the United States Treasury Regulations so that Purchaser is exempt from withholding any portion of the Purchase Price thereunder; and
(xi)   all other documents, instruments or writings required to be delivered to Purchaser by Sellers at or prior to Closing pursuant to this Agreement, and such other certificates of authority and documents as Purchaser may reasonably request.
7.2   Conditions of Sellers’ Obligations.   Sellers’ obligations to effect the transactions contemplated by this Agreement and the Ancillary Agreements are subject to fulfillment at or prior to the Closing of each of the following conditions precedent, unless waived in writing by Sellers:
(a)   Stockholder Approval.   The USI Stockholder Approval shall have been obtained.
(b)   Representations and Warranties.   Each of the representations and warranties made by Purchaser in this Agreement shall be (i) true and correct when made (except to the extent that any such representations and warranties speak expressly as of an earlier date, in which case they shall be true and correct as of such earlier date) and (ii) true and correct in all material respects as of the Closing Date (without giving effect to any materiality or similar qualification contained in any such representations and warranties) as if made on and as of the Closing Date (except to the extent that any such representations and warranties speak expressly as of an earlier date, in which case they shall be true and correct in all material respects as of such earlier date).
(c)   Covenants.   Purchaser shall have performed and complied in all material respects with all covenants, agreements and conditions required by this Agreement or the Ancillary Agreements to be performed and complied with by Purchaser prior to or as of the Closing Date.
(d)   Absence of Certain Legal Proceedings.   No suit or other legal proceeding shall be pending or have been commenced seeking to restrict or prohibit the transactions contemplated by this Agreement
(e)   Purchaser’s Closing Deliveries.   Purchaser shall have delivered to Sellers (or such other party as appropriate) the following, duly executed as appropriate:
(i)   the Closing Date Cash Payment, payable to USI in accordance with Section 3.1(a);
(ii)   the Seller Transaction Expenses, to the extent not otherwise paid by Sellers;
(iii)   the Factoring Agreement Debt, to the extent not otherwise paid by Sellers;
(iv)   a certificate, dated as of the Closing Date from Purchaser, certifying that the conditions specified in Sections 7.2(b)-(c) above have been satisfied as of the Closing Date;
(v)   a certificate dated as of the Closing Date from Purchaser, signed by the Secretary thereof (A) certifying as to attached copies of Purchaser’s Articles of Incorporation and resolutions of Purchaser’s Board of Directors approving this Agreement and the Ancillary Agreements and (B) setting forth the names of the officers authorized to execute this Agreement and all documents, certificates and agreements ancillary hereto, together with their specimen signatures;
(vi)   a Certificate of Good Standing of Purchaser from the California Secretary of State, dated no more than ten (10) days prior to the Closing Date;

(vii)   the Bill of Sale;
(viii)   the Assignment of Intellectual Property;
(ix)   the Consulting Agreement;
(x)   the Funds Flow Agreement; and
(xi)   all other documents, instruments or writings required to be delivered to Sellers at or prior to Closing pursuant to this Agreement, and such other certificates of authority and documents as Sellers may reasonably request.
ARTICLE 8
SURVIVAL
8.1.   Survival.   Other than in the case of Fraud, none of the covenants or other agreements contained in this Agreement shall survive the Closing Date other than those which by their terms contemplate performance after the Closing Date, and each such surviving covenant and agreement shall survive the Closing for the period contemplated by its terms.
ARTICLE 9
MISCELLANEOUS
9.1.   Termination.
(a)   This Agreement may be terminated:
(i)   at any time prior to the Closing by mutual written agreement of Purchaser and USI;
(ii)   by Purchaser, if there has been a breach of or failure to perform any representation, warranty, covenant or agreement on the part of any Sellers set forth in this Agreement, which breach or failure to perform (A) would cause the conditions set forth in Sections 7.1(b) or 7.1(c) not to be satisfied and (B) shall not have been cured or waived within 30 days following receipt by Sellers of written notice of such breach or failure to perform from Purchaser; provided, however, that the right to terminate this Agreement under this Section 9.1(a)(ii) shall not be available to Purchaser if Purchaser is then in material breach of any covenant or agreement set forth in this Agreement;
(iii)   by Sellers, if there has been a breach of or failure to perform any representation, warranty, covenant or agreement on the part of Purchaser set forth in this Agreement, which breach or failure to perform (A) would cause the conditions set forth in Section 7.2(b) or 7.2(c) not to be satisfied and (B) shall not have been cured or waived within 30 days following receipt by Purchaser of written notice of such breach or failure to perform from Sellers; provided, however, that the right to terminate this Agreement under this Section 9.1(a)(iii) shall not be available to Sellers if any Seller is then in material breach of any covenant or agreement set forth in this Agreement;
(iv)   by either Purchaser or USI, if at the USI Stockholders Meeting at which a vote on the USI Stockholder Approval is taken, the USI Stockholder Approval shall not have been obtained (unless such USI Stockholders Meeting has been adjourned or postponed, in which case at the final adjournment or postponement thereof);
(v)   by Purchaser, at any time prior to the Closing, if (A) a USI Board Recommendation Change shall have occurred or any Seller shall have approved or adopted, or recommended the approval or adoption of, any Alternative Acquisition Agreement or (B) any Seller or any Representative thereof shall have breached Section 6.1(f); or
(vi)   by Sellers, on the one hand, or Purchaser, on the other hand, at any time after 5:00 pm Eastern Standard Time on December 31, 2025, if the Closing shall not have occurred by such time and date, unless the failure or delay resulted primarily from the breach of any representation, warranty, covenant or agreement contained in this Agreement by the party or parties initiating such termination.

(b)   Any termination of this Agreement pursuant to Section 9.1(a)(ii), (iii), (iv), (v), or (vi) shall be effected by written notice from USI to Purchaser (if Sellers are the terminating party) or Purchaser to USI (if Purchaser is the terminating party), which notice shall specify the basis therefor.
(c)   If this Agreement is terminated pursuant to this Section 9.1, this Agreement shall forthwith become null and void and of no further force and effect and all rights and obligations of the parties hereunder shall be terminated without further liability of any party to any other party hereto; provided, however, that (i) the provisions of the Confidentiality Agreement, this Section 9.1(c), and Sections 9.2 through 9.14, and the rights and obligations of the parties thereunder, shall survive any such termination and remain in full force and effect and (ii) any termination of this Agreement pursuant to Section 9.1(a)(ii), (iii), (iv), (v), or (vi) shall not terminate the liability of any party for any breach or default of any covenant or other agreement set forth in this Agreement which exists at the time of such termination.
9.2   Termination Fee; Expense Reimbursement.
(a)   If this Agreement is terminated by Purchaser pursuant to Section 9.1(a)(v), then Sellers, jointly and severally, shall pay to Purchaser (by wire transfer of immediately available funds), within two (2) Business Days after such termination, (i) a fee of $200,000.00 (the “Termination Fee”), plus, (ii) the reasonable and documented out-of-pocket fees and expenses (including all fees and expenses of counsel, accountants, experts, consultants, financial advisors, and investment bankers), incurred by Purchaser and its Affiliates, or on their behalf, in connection with or related to the authorization, preparation, negotiation, execution, and performance of this Agreement and the Contemplated Transactions (all of the foregoing in clause (ii) of this Section 9.2(a), collectively, the “Purchaser Expenses”) on or prior to the date of termination of this Agreement.
(b)   If (I) this Agreement is terminated: (i) by Purchaser pursuant to Section 9.1(a)(ii) hereof provided, that the USI Stockholder Approval shall not have been obtained at the USI Stockholders Meeting (including any adjournment or postponement thereof); or (ii) by Sellers or Purchaser pursuant to (A) Section 9.1(a)(vi) hereof and provided that the USI Stockholder Approval shall not have been obtained at the USI Stockholders Meeting (including any adjournment or postponement thereof), or (B) Section 9.1(a)(iv) hereof and (II) in the case of clauses (i) and (ii) immediately above: (1) prior to such termination (in the case of termination pursuant to Section 9.1(a)(ii) or Section 9.1(a)(vi)) or the USI Stockholders Meeting (in the case of termination pursuant to Section 9.1(a)(iv)), an Acquisition Proposal shall (x) in the case of a termination pursuant to Section 9.1(a)(vi) or Section 9.1(a)(iv), have been publicly disclosed and not withdrawn, or (y) in the case of a termination pursuant to Section 9.1(a)(ii), have been publicly disclosed or otherwise made or communicated to any Seller or the USI Board, and not withdrawn, and (2) within 18 months following the date of such termination of this Agreement any Seller shall have entered into a definitive agreement with respect to any Acquisition Proposal, or any Acquisition Proposal shall have been consummated (in each case whether or not such Acquisition Proposal is the same as the original Acquisition Proposal made, communicated, or publicly disclosed), then in any such event Sellers shall jointly and severally pay to Purchaser (by wire transfer of immediately available funds), immediately prior to and as a condition to consummating such transaction, the Termination Fee, plus, the Purchaser Expenses incurred by Purchaser or its Affiliates on or prior to the date of the termination of this Agreement (it being understood for all purposes of this Section 9.2(b), all references in the definition of Acquisition Proposal to 15% shall be deemed to be references to 35% instead). If a Person (other than Purchaser) makes an Acquisition Proposal that has been publicly disclosed and subsequently withdrawn prior to such termination or the USI Stockholders Meeting, as applicable, and, within 18 months following the date of the termination of this Agreement, such Person or any of its controlled Affiliates makes an Acquisition Proposal that is publicly disclosed, such initial Acquisition Proposal shall be deemed to have been “not withdrawn” for purposes of clauses (x) and (y) of this Section 9.2(b).
(c)   Each of the parties hereto acknowledges that the agreements contained in this Section 9.2 are an integral part of this Agreement, and that the payment of the Termination Fee or Purchaser Expenses is not a penalty, but rather is a reasonable amount that will compensate Purchaser in the circumstances in which such payment is payable for the efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the Contemplated Transactions, each of which amounts would otherwise be impossible to calculate with precision. In addition, if Sellers fail to pay in a timely manner any amount due pursuant to Section 9.2(a) or Section 9.2(b), as applicable, then Sellers, jointly and severally, shall reimburse Purchaser for all reasonable costs and expenses (including disbursements and fees of counsel) incurred in the collection of such overdue amount, including in connection with any related actions, litigation, or other proceeding commenced. The parties acknowledge and agree that the right to receive the Termination Fee and/or the Purchaser Expenses reimbursement under this Agreement shall not limit or otherwise affect Purchaser’s right to specific performance as provided in Section 9.12.
9.3.   Interpretation; Absence of Presumption.   In this Agreement, except to the extent otherwise provided herein or the context otherwise requires: (a) the definition of terms herein shall apply equally to the singular and the plural; (b) the words “include,” “includes” or “including” shall be deemed to be followed by the words “without limitation”; (c) the words “herein,” “hereof,” “hereto,” “hereunder” and words of similar import shall be deemed references to this Agreement as a whole and not to any particular Section or other provision of this Agreement; and (d) Section references refer to Sections within this Agreement. The descriptive headings of the Articles and Sections of this Agreement are inserted for convenience only and do not constitute a part of this Agreement. Each party acknowledges and agrees that the parties have participated jointly in the negotiation and drafting of this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.
9.4.   Expenses.   Except as set forth in Section 9.2, each party to this Agreement shall pay all expenses incurred by it in connection with this Agreement and the transactions contemplated hereby, including without limitation, the fees and expenses of its legal, accounting and financial advisors.
9.5.   Public Announcements.   The initial press release with respect to this Agreement and the Contemplated Transactions shall be a release mutually agreed to by Purchaser and Sellers. Thereafter, each of Purchaser and Sellers agrees that no public release, statement, announcement, or other disclosure concerning the Contemplated Transactions shall be issued by any party without the prior written consent of the other party (which consent shall not be unreasonably withheld, conditioned, or delayed), except as may be required by: (a) Applicable Law, (b) court process, (c) the rules or regulations of any applicable United States securities exchange, or (d) any Governmental Authority to which the relevant party is subject or submits, provided, in each such case, the party making the release, statement, announcement, or other disclosure shall use its reasonable best efforts to allow the other party reasonable time to comment on such release or announcement in advance of such issuance.
9.6.   Governing Law; Venue.   This Agreement shall be construed under and governed by the laws of the State of Maryland without regard to the conflicts of law principles of any jurisdiction. Any action brought by a party hereto to enforce any provision of this Agreement shall be brought in a court of competent jurisdiction sitting in Baltimore, Maryland, and the parties hereto hereby consent to the exclusive jurisdiction of such courts.
9.7.   Notices.   All notices, requests and other communications to any party hereunder (a) shall be in writing; (b) shall be deemed to have been duly given (i) on the date of delivery if delivered personally or by e-mail transmission; provided, that the receiving party delivers written confirmation of receipt of such e-mail transmission (excluding automated replies), (ii) on the third business day after being deposited in the United States mail if sent by registered or certified mail, postage prepaid, return receipt requested or (iii) on the first business day after being deposited with a reputable overnight courier service; and (c) shall be addressed to each party hereto at the following addresses (or at such other address for a party hereto as shall be specified in a notice given in accordance with this Section 9.7):

If to any Seller:
Universal Security Instruments, Inc.
11407 Cronhill Drive, Suite A
Owings Mills, Maryland 21117
Attn.: Harvey B. Grossblatt
Tel. No.: (410) 363-3000
E-Mail: harvey@universalsecurity.com
with a copy to:
Neuberger, Quinn, Gielen, Rubin & Gibber, P.A.
One South Street, 27th Floor
Baltimore, Maryland 21202
Attn.: Hillel Tendler
Tel. No.: (410) 332-8552
E-Mail: ht@nqgrg.com
If to Purchaser:
Feit Electric Company
4901 Gregg Road
Pico Rivera, CA 90660
Tel. No.: (562) 463-2582
E-Mail: jmcmillin@feit.com
with a copy to:
Feit Electric Company
Attn: Alan Feit
4901 Gregg Road
Pico Rivera, CA 90660
Tel. No.: (562) 463-2582
E-Mail: alan@feit.com
9.8.   Entire Agreement; Amendment.   This Agreement, including the schedules, exhibits, the Ancillary Agreements and the Confidentiality Agreement constitute the entire agreement between the parties and supersede all prior and contemporaneous discussions, negotiations and understandings relating to the subject matter hereof, whether written or oral (including any letter of intent or term sheet). This Agreement may not be amended, altered, enlarged, supplemented, abridged, modified or any provisions waived, except by a writing duly signed by the party to be bound thereby.
9.9.   Benefit; Assignability.   This Agreement is enforceable by, and inures to the benefit of, the parties to this Agreement and their respective successors and assigns. Neither this Agreement nor any right, interest or obligation under this Agreement may be assigned by any party to this Agreement without the prior written consent of the other parties hereto and any attempt to do so shall be void; provided, however, that Purchaser may assign any or all of its rights and interests hereunder (a) to one or more of its Affiliates, (b) for collateral security purposes to any lender providing financing to Purchaser or its Affiliates and any such lender may exercise all of the rights and remedies of Purchaser hereunder, and (c) to any subsequent purchaser of Purchaser or any material portion of its assets (whether such sale is structured as a sale of stock or membership interests, a sale of assets, a merger or otherwise).
9.10.   Counterparts.   This Agreement and the Ancillary Agreements may be executed and delivered (including by facsimile, “pdf” or other electronic transmission) in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same agreement.
9.11.   No Third-Party Rights.   Except as provided in ARTICLE 8, which provisions are intended to benefit and to be enforceable by the parties specified therein, nothing expressed or implied in this Agreement is intended, nor may be construed, to confer upon or give any Person, other than the parties hereto, any rights or remedies under or by reason of this Agreement.
9.12.   Remedies.   The rights, remedies, powers and privileges provided in this Agreement are cumulative and not exclusive and are in addition to any and all rights, remedies, powers and privileges granted by law, rule, regulation or instrument. The parties agree that, in addition to any other relief afforded under the terms of this Agreement or by Applicable Law, the parties may enforce this Agreement by injunctive or mandatory relief to be issued by or against the other parties, it being understood that both damages and specific performance shall be proper modes of relief and are not to be understood as alternative remedies. Each party further agrees that: (a) no such party will oppose the granting of an injunction or specific performance as provided herein on the basis that the other party has an adequate remedy at law or that an award of specific performance is not an appropriate remedy for any reason at law or equity; (b) no such party will oppose the specific performance of the terms and provisions of this Agreement; and (c) no other party or any other Person shall be required to obtain, furnish, or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 9.12, and each party irrevocably waives any right it may have to require the obtaining, furnishing, or posting of any such bond or similar instrument. In addition, Purchaser may set off any amount to which it may be entitled under this Agreement or any Ancillary Agreement against any amounts otherwise payable by Purchaser under this Agreement or any Ancillary Agreement. The exercise of this right by Purchaser in good faith, whether or not ultimately determined to be justified, shall not constitute a default under this Agreement or any Ancillary Agreement.
9.13.   Disclosure Schedule.   Sellers have included references in the Disclosure Schedule to the particular Section of the Agreement that relates to each disclosure. The disclosures in the Disclosure Schedule relate only to the representations and warranties in the Section of the Agreement to which they expressly relate and not to any other representation or warranty in this Agreement. In the event of any inconsistency between the statements in the body of this Agreement and those in the Disclosure Schedule (other than an exception expressly set forth as such in the Disclosure Schedule with respect to a specifically identified representation or warranty), the statements in the body of this Agreement shall control.
9.14.   Severability of Invalid Provision.   If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement shall remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree shall remain in full force and effect to the extent not held invalid or unenforceable.

IN WITNESS WHEREOF, this Asset Purchase Agreement has been duly executed by the parties hereto as of the day and year first above written.
PURCHASER:
FEIT ELECTRIC COMPANY, INC.
By:
/s/

Aaron Feit, CEO
SELLERS:
UNIVERSAL SECURITY INSTRUMENTS, INC.
By:
/s/

Harvey B. Grossblatt, President and CEO
USI ELECTRIC, INC.
By:
/s/

Harvey B. Grossblatt, President

EXHIBIT A
DEFINITIONS
“Acquired Assets” has the meaning provided in Section 2.1.
“Acquired Contracts” has the meaning provided in Section 2.1(b).
“Acquisition Proposal” means (except as set forth at the end of this definition) an inquiry, proposal, or offer from, or indication of interest in making a proposal or offer by, any Person or group (other than Purchaser and its Affiliates), relating to any transaction or series of related transactions (other than the transactions contemplated by this Agreement), involving any: (i) direct or indirect acquisition of assets of any Seller (including, for the avoidance of doubt, any equity interests of USI Electric, but excluding sales of assets in the ordinary course of business) equal to 15% or more of the fair market value of Sellers’ consolidated assets or to which 15% or more of Sellers’ net revenues or net income on a consolidated basis are attributable based on the most recent fiscal year for which audited financial statements are then available; (ii) direct or indirect acquisition of 15% or more of the voting equity interests of any Seller; (iii) tender offer or exchange offer that if consummated would result in any Person or group (as defined in Section 13(d) of the Exchange Act) beneficially owning (within the meaning of Section 13(d) of the Exchange Act) 15% or more of the voting power of USI; (iv) merger, consolidation, other business combination, or similar transaction involving any Seller, pursuant to which such Person or group (as defined in Section 13(d) of the Exchange Act) would own 15% or more of the consolidated net revenues, net income, or assets of Sellers, taken as a whole, based on the most recent fiscal year for which audited financial statements are then available; (v) liquidation, dissolution (or the adoption of a plan of liquidation or dissolution), or recapitalization or other significant corporate reorganization of any Seller which, individually or in the aggregate, generate or constitute 15% or more of the consolidated net revenues, net income, or assets of Sellers, taken as a whole, based on the most recent fiscal year for which audited financial statements are then available; or (vi) any combination of the foregoing. The term “Acquisition Proposal” does not include any transaction by which the corporate shell of USI or any subsidiary of USI (it being acknowledged that the corporate shell of USI shall be deemed to include the stock exchange listing of USI and the corporate organizational documents (i.e., Articles of Incorporation and Bylaws) of USI) and not containing a portion of the business of, or any assets of the business of, USI or any subsidiary of USI) would be transferred such that such transfer of the corporate shell of USI or any subsidiary of USI would not give rise to an acquisition of a portion of the business of, or any assets of the business of, USI or any subsidiary of USI.
“AEA” means the Atomic Energy Act of 1954, as amended, and the applicable implementing regulations of the U.S. Nuclear Regulatory Commission and any U.S. state as promulgated thereunder.
“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. The term “control” for purposes of this definition means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.
“Agreement” has the meaning provided in the Preamble to this Agreement.
“Alternative Acquisition Agreement” has the meaning provided in Section 6.1(f)(i)(C).
“Ancillary Agreements” means any Contract (including, but not limited to, the Bill of Sale, the Assignment of Intellectual Property, the Voting Agreements, the Consulting Agreement and the Funds Flow Agreement) which is or is to be entered into at Closing or otherwise pursuant to this Agreement. The Ancillary Agreements executed by a specified Person shall be referred to as “such Person’s Ancillary Agreements,” “its Ancillary Agreements” or another similar expression.
“Anti-Bribery Laws” means anti-bribery and anti-corruption laws, regulations or ordinances applicable to any Seller and its Affiliates and their respective operations from time to time, including without limitation (i) the U.S. Foreign Corrupt Practices Act of 1977 (as amended), (ii) the United Kingdom Bribery Act 2010, (iii) anti-bribery legislation promulgated by the European Union and implemented by its member states and

(iv) legislation adopted in furtherance of the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions.
“Anti-Money Laundering Laws” means anti-money laundering-related laws, regulations, and codes of practice applicable to any Seller or its Affiliates and their operations from time to time, including without limitation, to the extent applicable, (i) the EU Anti-Money Laundering Directives and any laws, decrees, administrative orders, circulars or instructions implementing or interpreting the same and (ii) the applicable financial recordkeeping and reporting requirements of the U.S. Currency and Foreign Transaction Reporting Act of 1970, as amended.
“Applicable Law” means all laws, statutes, treaties, rules, codes, ordinances, regulations, rulings, orders, judgments, decrees, permits, certificates and licenses of any Governmental Authority, including all interpretations of any of the foregoing by a Governmental Authority having jurisdiction or any arbitrator or other judicial or quasi-judicial tribunal (including without limitation those pertaining to health, safety and the environment).
“Assignment of Intellectual Property” means the Assignment of Intellectual Property to be entered into at the Closing by and among Purchaser and Sellers in substantially the form attached hereto as Exhibit C.
“Assumed Liabilities” has the meaning provided in Section 2.3.
“Bill of Sale” means the Assignment and Assumption Agreement and Bill of Sale to be entered into at the Closing by and among Purchaser and Sellers, substantially in the form attached to this Agreement as Exhibit D.
“Business” has the meaning provided in the Recitals to this Agreement.
“Business Day” means any day of the week other than (i) Saturday and Sunday and (ii) any day which banks located are generally closed for business.
“Closing” means the actual delivery of the instruments for conveyance of the Acquired Assets, and the exchange and delivery by the parties of the other documents and instruments contemplated by this Agreement, which shall take place remotely via the electronic exchange of documents and signature pages in “portable document format” on a mutually-agreeable date that is no later than two (2) Business Days after the satisfaction or waiver of the conditions precedent set forth in Sections 7.1 and 7.2 hereof (other than conditions precedent with respect to actions that are to be taken at the Closing).
“Closing Date” means the date on which the Closing occurs.
“Closing Date Cash Payment” has the meaning provided in Section 3.1(a).
“COBRA” means the requirements of Part 6 of Subtitle B of Title I of ERISA and Section 4980B of the Code and of any similar state law.
“Code” means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.
“Confidential Information” means any information concerning the Business and affairs of Sellers that is not generally available to the public.
“Confidentiality Agreement” means that certain Confidentiality Agreement, dated June 14, 2023, by and between Purchaser and Sellers.
“Consulting Agreement” means the Consulting Agreement to be entered into at the Closing by and between Purchaser and Harvey B. Grossblatt, substantially in the form attached to this Agreement as Exhibit E.
“Contemplated Transactions” has the meaning provided in the Recitals to this Agreement.
“Contract” means any contract, agreement, lease, indenture, purchase order, sales order, mortgage, note, bond or other binding commitment, whether written or oral.

“Debt” means, without duplication: (i) indebtedness for borrowed money; (ii) indebtedness secured by any Lien on property owned whether or not the indebtedness secured thereby has been assumed; (iii) indebtedness evidenced by notes, bonds, debentures or other similar instruments; (iv) capital leases, including, without limitation, all amounts representing the capitalization of rentals in accordance with GAAP; (v) “earnouts” or similar payment obligations; (vi) obligations in respect of letters of credit; (vii) Factoring Agreement Debt (as defined herein); (viii) all guarantees, endorsements and other contingent obligations with respect to liabilities of a type described in any of clauses (i) through (vi) above; and (ix) interest, penalties, premiums, fees and expenses related to any of the foregoing.
“Disclosure Schedules” means the disclosure schedules attached to and made part of this Agreement.
“Eligible Inventory” has the meaning provided in Section 2.1(f).
“Employee Benefit Plan” means any “employee benefit plan” (as such term is defined in Section 3(3) of ERISA) and any other employee benefit plan, program, agreement or arrangement of any kind that any Seller or any ERISA Affiliate maintains, makes available or participates in, to which any Seller or any ERISA Affiliate contributes to or has any obligation to contribute to, or with respect to which any Seller or any ERISA Affiliate has or could have any Liability.
“Environmental Laws” means any Applicable Law or other legal requirement pertaining to Hazardous Materials, pollution, the environment and/or the health or safety of the public or employees, including, but not limited to: the AEA; the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. §§ 9601, et seq. (“CERCLA”); the Solid Waste Disposal Act, also known as the Resource Conservation and Recovery Act, 42 U.S.C. §§ 6901, et seq.; the Emergency Planning and Community Right-to-Know Act, 42 U.S.C. § 11011, et seq.; the Hazardous Materials Transportation Act, 49 U.S.C. §§ 1801, et seq.; the Clean Air Act, 42 U.S.C. §§ 7401, et seq.; the Clean Water Act, 33 U.S.C. §§ 1251, et seq.; the Occupational Safety and Health Act, 29 U.S.C. §§ 651, et seq.; the Toxic Substances Control Act, 15 U.S.C. §§ 2602, et seq.; the Rivers and Harbors Act of 1899, 33 U.S.C. § 401, et seq.; the Oil Pollution Act of 1990, 33 U.S.C. § 2701, et seq.; each as amended; any state or local law similar to the foregoing; all regulations and guidance documents issued pursuant to the foregoing; all permits issued to Sellers pursuant to the foregoing; all common law decisions; and any other state, federal or local Law, pertaining to: (i) the existence, cleanup and/or remedy of contamination on property; (ii) the emission or release of any Hazardous Material into the environment, including, without limitation, into sewer systems or within buildings; (iii) the control of hazardous wastes; (iv) the use, generation, transport, treatment, storage, disposal, removal or recovery of Hazardous Materials, including hazardous building materials; or (v) worker or community protection.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.
“ERISA Affiliate” means each entity that is treated as a single employer with any Seller for purposes of Section 414 of the Code or Sections 4001(a)(14) or 4001(b) of ERISA.
“Excess Tax Amount” has the meaning provided in Section 6.3(c).
“Exchange Act” means Securities Exchange Act of 1934, as amended.
“Excluded Assets” has the meaning provided in Section 2.2.
“Excluded Liabilities” has the meaning provided in Section 2.4.
“Export Control Laws” means the EC Regulation 428/2009 and the implementing laws and regulations of the EU member states; the U.S. Export Administration Act, U.S. Export Administration Regulations, U.S. Arms Export Control Act, U.S. International Traffic in Arms Regulations, and their respective implementing rules and regulations; and other similar export control laws or restrictions applicable to any Seller or its operations.
“Factoring Agreement” means the Discount Factoring Agreement, as amended, dated January 6, 2015, by and between USI and Merchant Factor Corp.
“Factoring Agreement Debt” means all Liabilities and amounts owing by a Seller under the Factoring Agreement (including, for the avoidance of doubt, any early termination fee that becomes due and owing by

USI under the Factoring Agreement as a result of the Contemplated Transactions) or the Term Loan Agreement (in each case, as from time to time amended and/or restated).
“Funds Flow Agreement” means the Funds Flow Agreement to be entered into at the Closing by and among Purchaser and Sellers, substantially in the form attached to this Agreement as Exhibit G.
“Fraud” means, with respect to a party, an actual and intentional misrepresentation of a material existing fact with respect to the making of any representation or warranty in IV or ARTICLE V, made by such party, (a) with respect to Seller, to Seller’s Knowledge or (b) with respect to Buyer, to Buyer’s Knowledge, of its falsity and made for the purpose of inducing the other party to act, and upon which the other party justifiably relies with resulting Losses. For the avoidance of doubt, Fraud shall not include any claim for equitable fraud, constructive fraud, promissory fraud, unfair dealings fraud, fraud by reckless or negligent misrepresentations or any tort based on negligence or recklessness.
“GAAP” means generally accepted accounting principles as in effect in the United States from time to time.
“Governmental Authority” means any supranational, national, federal, state, departmental, county, municipal, regional or other governmental authority, agency, board, body, instrumentality or court.
“Hazardous Materials” means any “hazardous substance,” “pollutant,” or “contaminant” as defined at 42 U.S.C. §9601, as well as any hazardous substances, toxic substances, hazardous waste, pollutant, contaminant or any other substance, material or waste regulated by an Environmental Law. Hazardous Materials shall include, without limitation, petroleum products, agricultural chemicals, asbestos, urea formaldehyde, per- and polyfluoroalkyl substances and polychlorinated biphenyls, regardless of whether specifically listed or designated as a hazardous material under any Environmental Law.
“Income Tax” means any federal, state, local, or foreign income tax, including any interest, penalty, or addition thereto, whether disputed or not.
“Income Tax Return” means any Tax Return relating to Income Taxes.
“Information Systems” has the meaning provided in Section 4.11(h).
“In-License” has the meaning provided in Section 4.11(e).
“Intellectual Property” means all of the following in any jurisdiction throughout the world (whether registered or unregistered): (i) all inventions (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereto, and all patents, patent applications, and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions, and reexaminations thereof; (ii) all trademarks, service marks, trade dress, logos, slogans, trade names, corporate names, Internet domain names and rights in telephone numbers, together with all translations, adaptations, derivations and combinations thereof and including all goodwill associated therewith, and all applications, registrations, and renewals in connection therewith; (iii) all copyrightable works, all copyrights, and all applications, registrations, and renewals in connection therewith; (iv) all mask works and all applications, registrations and renewals in connection therewith; (v) all trade secrets and confidential business information (including ideas, research and development, know-how, formulas, compositions, manufacturing and production processes and techniques, technical data, designs (including product designs), Gerber files, Underwriters Laboratories certification marks, Electrical Testing Laboratories certification marks, drawings, specifications, customer and supplier lists, pricing and cost information, and business and marketing plans and proposals); (vi) all computer software (including source code, executable code, data, databases and related documentation); (vii) all advertising and promotional materials; (viii) all other proprietary rights; and (ix) all copies and tangible embodiments thereof (in whatever form or medium).
“Intellectual Property Agreements” has the meaning provided in Section 4.11(e).
“Knowledge” or any similar expression means actual knowledge after reasonable investigation. References in this Agreement to the “Knowledge” of an entity shall mean the actual or constructive knowledge of the president, chief executive officer, chief operating officer, chief financial officer or trustee of such entity, to the extent applicable.

“Liability” means any liability or obligation of any kind or nature (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), including any liability for Taxes.
“Lien” means any mortgage, pledge, lien, encumbrance, charge, assessment, deed of trust, lease, adverse claim, levy, restriction on transfer, any conditional sale or title retention agreement or other security interest.
“Losses” means actual out-of-pocket losses, damages, liabilities, costs or expenses, including reasonable attorneys’ fees.
“Material Adverse Change” means, with respect to any Person, any change, or series of changes that, individually or in the aggregate, materially adversely affects (i) the business, properties, financial condition, operations or prospects of such Person, or (ii) the ability of such Person to perform its obligations under this Agreement or any Ancillary Agreement.
“Material Adverse Effect” means, with respect to any Person, any effect, or series of effects that, individually or in the aggregate, materially adversely affects (i) the business, properties, financial condition, operations or prospects of such Person, or (ii) the ability of such Person to perform its obligations under this Agreement or any Ancillary Agreement.
“MGCL” means the Maryland General Corporation Law.
“Most Recent Balance Sheet” means the consolidated balance sheet of Sellers as of June 30, 2024 included in the SEC Reports.
“Offered Employees” has the meaning provided in Section 6.2(f).
“Organizational Documents” means (i) in the case of a Person that is a corporation, its articles or certificate of incorporation and its by-laws, regulations or similar governing instruments required by the laws of its jurisdiction of formation or organization; (ii) in the case of a Person that is a partnership, its articles or certificate of partnership, formation or association, and its partnership agreement (in each case, limited, limited liability, general or otherwise); (iii) in the case of a Person that is a limited liability company, its articles or certificate of formation or organization, and its limited liability company agreement or operating agreement; and (iv) in the case of a Person that is none of a corporation, partnership (limited, limited liability, general or otherwise), limited liability company or natural person, its governing instruments as required or contemplated by the laws of its jurisdiction of organization.
“Other Intellectual Property Agreements” has the meaning provided in Section 4.11(e).
“Out-License” has the meaning provided in Section 4.11(e).
“Permits” has the meaning provided in Section 2.1(d).
“Person” means any individual, corporation (including any non-profit corporation), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, labor union, joint-stock company or Governmental Authority.
“Personal Information” has the meaning provided in Section 4.11(g).
“Pre-Closing Period” has the meaning provided in Section 6.3(c).
“Proxy Statement” means the proxy statement, together with any amendments or supplements thereto, to be filed with the SEC and sent to USI’s stockholders in connection with the USI Stockholders Meeting.
“Purchase Price” has the meaning provided in Section 3.1.
“Purchaser” has the meaning provided in the Preamble to this Agreement.
“Purchaser Expenses” has the meaning provided in Section 9.2(a).
“Qualified Person” means any Person that has made (and not withdrawn) an unsolicited, bona fide, written Acquisition Proposal that the USI Board determines in good faith (after consultation with its outside legal counsel and financial advisors) is a Superior Proposal, and such Acquisition Proposal has not resulted from a breach by any Seller or its Representatives of the obligations set forth in Section 6.1(f).
“Radioactive Materials License” means any license for the possession of, use of, or distribution of a product containing “byproduct material,” “source material,” or “special nuclear material,” in each case as defined by the AEA, whether issued and administered by the U.S. Nuclear Regulatory Commission or by a Governmental Authority in any U.S. state following discontinuance of the U.S. Nuclear Regulatory Commission’s authority within such state pursuant to Section 274 of the AEA.
“Real Property” has the meaning provided in Section 4.10(b).
“Real Property Leases” has the meaning provided in Section 4.10(b).
“Recommendation Change Notice” has the meaning provided in Section 6.1(f)(iii).
“Representatives” has the meaning provided in Section 6.1(f)(i).
“Sanctioned Person” means a Person that is (i) listed on any Sanctions-related list of designated persons, (ii) located in or organized under the laws of a country or territory which is or has been the target of country- or territory-wide Sanctions within the last five (5) years (including without limitation Cuba, Iran, North Korea, Syria or the Crimea region of Ukraine), or (iii) majority-owned or controlled by any of the foregoing.
“Sanctions” means those trade, economic and financial sanctions laws, regulations, embargoes, and restrictive measures (in each case having the force of law) administered, enacted or enforced from time to time by (i) the United States (including without limitation the Department of Treasury, Office of Foreign Assets Control), (ii) the European Union and enforced by its member states, (iii) the United Nations or (iv) Her Majesty’s Treasury.
“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002, and the rules and regulations promulgated thereunder.
“Scheduled Contracts” has the meaning provided in Section 4.12(a).
“SEC” means the U.S. Securities and Exchange Commission.
“SEC Reports” has the meaning provided in Section 4.5(a).
“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
“Sellers” has the meaning provided in the Preamble to this Agreement.
“Seller Taxes” has the meaning provided in Section 6.3(b).
“Seller Transaction Expenses” means any and all costs, expenses and fees incurred by Sellers in connection with the transactions contemplated by this Agreement and the Ancillary Agreements, including without limitation, the fees and expenses of their respective legal, accounting and financial advisors.
“Solvent” means, with respect to any Person, that as of the date of determination (i) the then-fair saleable value of the assets of such Person is (A) greater than the total amount of liabilities of such Person and (B) not less than the amount that will be required to pay the probable liabilities on such Person’s then-existing debts as they become absolute and matured; (ii) such Person’s capital is not unreasonably small in relation to its business or any contemplated or undertaken transaction; and (iii) such Person does not intend to incur, or reasonably believe that it will incur, debts beyond its ability to pay such debts as they become due.
“Straddle Period” has the meaning provided in Section 6.3(c).
“Superior Proposal” means any bona fide, unsolicited written Acquisition Proposal (except that, for purposes of this definition, each reference in the definition of “Acquisition Proposal” to “15% or more” shall be “more than 50%”) that was first received after the date of this Agreement that is (i) on terms which the USI Board determines in its good faith judgment to be more favorable to the holders of USI capital stock from a financial point of view than the Contemplated Transactions (after consultation with USI’s outside legal counsel and financial advisors), taking into account all of the terms and conditions of such proposal and this Agreement (including all legal and financial considerations, the identity of the third party making such Acquisition Proposal, any termination or break-up fees and conditions to consummation, certainty of closing and regulatory filings, as well as any written offer by Purchaser to amend the terms of this Agreement), (ii) is not subject to any financing condition (and if financing is required, such financing is then fully committed to the third party), (iii) is reasonably capable of being completed on the terms proposed without unreasonable delay and (iv) includes termination rights no less favorable than the termination rights set forth in this Agreement.
“Tax” means any federal, state, local or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Section 59A of the Code), customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind, including any interest, penalty or addition thereto, whether disputed or not and including any obligations to indemnify or otherwise assume or succeed to the Tax liability of any other Person.
“Tax Amount” has the meaning provided in Section 6.3(c).
“Tax Return” means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.
“Termination Fee” has the meaning provided in Section 9.2(a).
“Term Loan Agreement” means the Term Loan Agreement, dated April 27, 2020, by and between USI and Eyston Company Limited.
“Transfer Taxes” has the meaning provided in Section 6.3(a).
“USI” has the meaning provided in the Preamble to this Agreement.
“USI Board” has the meaning provided in the Recitals to this Agreement.
“USI Board Recommendation” has the meaning provided in Section 4.1(b).
“USI Board Recommendation Change” has the meaning provided in Section 6.1(f)(ii)(g).
“USI Electric” has the meaning provided in the Preamble to this Agreement.
“USI Stockholder Approval” has the meaning provided in Section 4.1(b).
“USI Stockholders Meeting” means the special meeting of the stockholders of USI to be held to consider the approval of this Agreement and the Contemplated Transactions.
“Voting Agreements” has the meaning provided in the Recitals to this Agreement.

ANNEX B
PLAN OF DISSOLUTION AND COMPLETE LIQUIDATION
1.   Approval and Effectiveness of Plan.   The Board of Directors (the “Board”) of Universal Security Instruments, Inc., a Maryland corporation (as such legal name may be amended from time to time, the “Corporation”), deems it advisable and in the best interests of the Corporation and its stockholders (the “Stockholders”) to dissolve the Corporation and do all other acts consistent with applicable law and with the Articles of Incorporation and Bylaws of the Corporation, necessary or proper to liquidate the Corporation and wind up its affairs pursuant to this Plan of Dissolution and Complete Liquidation (this “Plan”). The Board has approved this Plan and directed that it be submitted to the Stockholders for approval. The Plan shall become effective upon approval of the Plan by the Stockholders. The date of the Stockholders’ approval is hereinafter referred to as the “Effective Date.”
2.   Filing of Tax Forms.   The Corporation’s officers are authorized and directed to execute and file within 30 days after the Effective Date a U.S. Treasury Form 966 pursuant to Section 6043 of the Internal Revenue Code of 1986, as amended (the “Code”), and such additional forms and reports with the U.S. Internal Revenue Service as may be necessary or appropriate in connection with carrying out this Plan.
3.   Voluntary Dissolution and Liquidation.   On and after the Effective Date, the Corporation shall voluntarily dissolve and liquidate in accordance with Sections 331 and 336 of the Code and Sections 3-401 through 3-419 of the Maryland General Corporation Law (the “MGCL”). Pursuant to the Plan, the proper officers of the Corporation shall perform such acts, execute and deliver such documents, and do all things as may be reasonably necessary or advisable to complete the dissolution and liquidation of the Corporation, including, but not limited to, the following: (a) promptly wind up the Corporation’s affairs, collect its assets, and pay or provide for its liabilities (including, but not limited to, contingent liabilities); (b) sell or exchange any and all property of the Corporation at public or private sale; (c) prosecute, settle, or compromise all claims or actions of the Corporation or to which it is subject; (d) declare and pay to or for the account of the Stockholders, at any one or more times pursuant to this Plan and as such officers may determine, liquidating distributions in cash, in kind, or both; (e) cancel all outstanding shares of stock of the Corporation upon the Share Termination Date (as defined in Section 12 hereof) and upon receipt of any share certificate held by the applicable Stockholder; (f) execute for or on behalf of the Corporation, in its corporate name and under its corporate seal, those contracts of sale, deeds, assignments, notices, and other documents as may be necessary, desirable, or convenient in connection with the carrying out of the liquidation and dissolution of the Corporation; (g) execute for or on behalf of the Corporation, in its corporate name and under its corporate seal, such forms and documents as are required by the State of Maryland, by any jurisdiction in which the Corporation has been qualified to do business and by the Federal government, including, but not limited to, tax returns; and (i) pay all costs, fees, expenses, taxes, and other liabilities incurred by the Corporation and/or its officers in carrying out the dissolution and liquidation of the Corporation.
4.   Prefiling Notice.   Pursuant to Section 3-404 of the MGCL, not less than 20 days before the filing of the articles of dissolution with the Maryland State Department of Assessments and Taxation (the “Department”), the Corporation shall mail notice that dissolution of the Corporation has been approved to all its known creditors at their addresses as shown on the records of the Corporation and to its employees, either at their home addresses as shown on the records of the Corporation or at their business addresses (alternatively, the Board may determine that the Corporation has no employees and/or known creditors).
5.   Sales of Assets.
(a)   The Corporation is authorized to sell, and to cause its subsidiaries to sell, upon such terms as may be deemed advisable, any or all of their respective assets for cash, notes, redemption of equity, or such other assets as may be conveniently liquidated or distributed to the Stockholders.
(b)   The Corporation shall not authorize or transfer assets pursuant to any sale agreement between the Corporation or its subsidiaries, on the one hand, and an affiliate of the Corporation or its subsidiaries, on the other hand, unless a majority of the Board, including a majority of independent members of the Board not otherwise interested in the transaction, determine that the transaction is fair and reasonable to the Corporation or its subsidiaries, as the case may be.

6.   Reserve Fund.   The Corporation is authorized, but not required, to establish one or more reserve funds, in a reasonable amount and as may be deemed advisable, to meet known liabilities and liquidating expenses and estimated, unascertained, or contingent liabilities and expenses. Establishment of a reserve fund may be accomplished by a recording in the Corporation’s accounting ledgers of any accounting or bookkeeping entry that indicates the allocation of funds so set aside for payment. The Corporation is also authorized, but not required, to establish a reserve fund by placing cash or property in escrow with an escrow agent for a specified term together with payment instructions. Any undistributed amounts remaining in such an escrowed reserve fund at the end of its term shall be returned to the Corporation or such other successor-in-interest to the Corporation as may then exist or shall be distributed as the Corporation shall have otherwise instructed or, if no such entity is then in existence and no such instructions shall have been provided by the Corporation, shall be delivered to the abandoned property unit of the Maryland State Comptroller’s Office. The Corporation may also establish a reserve fund by any other reasonable means. The Board may, if it determines in its sole discretion that any reserve fund has served its purpose and is no longer needed and that distributing any funds remaining in the reserve fund would not be reasonable or desirable given the effort and costs that would be required under the circumstances, determine to donate the funds remaining in the reserve fund to a charitable organization chosen by the Board, and such action by the Board shall be presumed to be in the best interests of the stockholders of the Corporation and in compliance with the fiduciary duties of the members of the Board. By approving this Plan, the Stockholders are specifically approving the discretion of the Board to donate any of the funds remaining in the reserve fund.
7.   Insurance Policies.   The Corporation is authorized, but not required, to procure one or more insurance policies, in a reasonable amount and as may be deemed advisable, to cover unknown or unpaid liabilities and liquidating expenses and unascertained or contingent liabilities and expenses.
8.   Articles of Dissolution.   The proper officers of the Corporation are authorized and directed to execute and file articles of dissolution with the Department for record pursuant to Section 3-407 of the MGCL. Before filing articles of dissolution, the Corporation shall give notice to its known creditors and employees as set forth in Section 4 hereof and satisfy all other prerequisites to such filing under Maryland law. Except for purposes of winding up as provided in Section 3-408 of the MGCL, the Corporation shall be dissolved (the “Dissolution Date”) when the Department accepts the Corporation’s articles of dissolution for record, as provided by Section 3-408(a) of the MGCL. The Department may not accept for record the articles of dissolution for the Corporation unless the annual property reports required by Title 11 of the Tax Property Article have been filed (including for the current year if the articles of dissolution are filed after April 15). The Corporation may request from the Department, pursuant to Section 3-407(b) of the MGCL, a list of all collectors of taxes of counties and municipalities to which the Department has certified an assessment of personal property taxable to the Corporation within the preceding four years.
The Corporation shall also terminate any qualification to do business as a foreign corporation and pay any tax liabilities and file any required reports in any jurisdiction other than Maryland.
9.   Continuation; Winding Up.   After the Dissolution Date, unless otherwise determined by resolution of a majority of the Board, the members of the Board and the officers of the Corporation shall continue in their positions for the purpose of winding up the affairs of the Corporation as contemplated by Maryland law without further action by the Stockholders to the extent permitted by Maryland law. The Corporation shall continue to exist for the purpose of paying, satisfying, and discharging any existing debts or obligations, collecting, and distributing its assets, and doing all other acts required to liquidate and wind-up its business and affairs, under the direction of the Board. In addition to any authority impliedly herein granted to the Corporation and/or the Board, the Board shall have the authority to:
•
collect and distribute the assets, applying them to payment, satisfaction, and discharge of existing debts and obligations of the Corporation, including, but not limited to, necessary expenses of liquidation;

•
distribute the remaining assets among the Stockholders;

•
carry out the contracts of the Corporation;

•
sell all or any part of the assets of the Corporation in public or private sale;

•
sue or be sued in the name of the Corporation; and

•
do all other acts consistent with law and the articles of incorporation of the Corporation necessary or proper to liquidate the Corporation and wind-up its affairs.

10.   Distributions.   The assets of the Corporation shall be distributed to Stockholders pursuant to this Plan in one or more distributions in accordance with the MGCL. The proportionate interests of Stockholders in the assets of the Corporation shall be fixed on the basis of their holdings on the Dissolution Date. Subject to the election of the Board to make distributions under Section 3-412 of the MGCL as set forth in Section 11 hereof, as soon as reasonably practicable after the initial distribution of funds to Stockholders following the Effective Date (“Initial Distribution”) and following the payment or other provision for all liabilities and expenses of the Corporation, the remaining assets of the Corporation shall be distributed to Stockholders in one or more distributions equal to the Stockholders’ proportionate interest in the net assets of the Corporation as of the Dissolution Date (the last of such distributions, the “Final Distribution”). The Board may also decide to use a Liquidating Trust as set forth in Section 13 hereof. Unless the Board has elected to make distributions under Section 3-412 of the MGCL, the Corporation shall use commercially reasonable efforts to cause the liquidation and dissolution of the Corporation to occur and to make the Final Distribution no later than the third anniversary of the Effective Date.
11.   Distribution by Notice and Proof.   The Board may elect to make the distributions to Stockholders pursuant to the procedure set forth in Section 3-412 of the MGCL. In such case, the Corporation shall notify Stockholders and require that they prove their interests within a specified period of time extending until at least 60 days after the date of notice. Such notice shall be mailed to each Stockholder at his or her address as it appears on the records of the Corporation and be published at least once a week for three successive weeks in a newspaper of general circulation published in the county in which the principal office of the Corporation is located. The date of such notice is the later of the date of mailing or the date of first publication. The Corporation’s records of Stockholders shall be deemed conclusive. After the expiration of the time specified in the notice, the Corporation may make an Initial Distribution to each Stockholder of record who has proved his or her interest in his or her proportionate share of the assets, reserving the shares of those who have not proved their interests or cannot be located. Thereafter, the Corporation may incur reasonable expenses in locating the remaining Stockholders and securing proofs of interest from them or confirmations as to the accuracy of the Corporation’s stockholder records and may charge the expenses against the funds undistributed at the time the expenses are incurred. From time to time, the Corporation may distribute a proportionate share to any Stockholder who has proved his or her interest or been located since the prior distribution. If a Stockholder transfers his or her shares before the Dissolution Date, it is incumbent on the transferee to notify the Corporation of the transfer and to prove his or her interest under the transfer, in order for the transferee to receive a proportionate share of any subsequent distribution. If a transferee does not give the notice and prove his or her interest in the transferred shares as set forth in the foregoing sentence, any subsequent distributions shall be made based upon the Corporation’s last prior dated records of stockholding interests. If the procedure of Section 3-412 of the MGCL is elected to be followed, then (i) no earlier than three years from the date of the original notice, the Corporation may make a Final Distribution of all surplus assets remaining under its control to those Stockholders who have proved their interests and are entitled to distribution, and (ii) after the Final Distribution, the interest of any Stockholder who has not proved his interest is forever barred and foreclosed.
12.   Closing of Books; Termination of Shares.   On the Dissolution Date, the books of the Corporation shall be closed. Thereafter, unless the books of the Corporation are reopened because this Plan cannot be carried into effect under the laws of the State of Maryland or otherwise, the Stockholders’ respective interests in the Corporation’s assets shall not be transferable by the negotiation of share certificates. Each share of the Corporation’s common stock shall be canceled on such date (which may be the Dissolution Date) as shall be determined by the Board (the “Share Termination Date”) and upon receipt of any share certificate held by the applicable Stockholder.
13.   Liquidating Trust.   If deemed necessary, appropriate, or desirable by the Board, in its absolute discretion, in furtherance of the liquidation and distribution of the Corporation’s assets to the Stockholders, as a final liquidating distribution or from time to time, the Corporation shall transfer to one or more liquidating trustees, for the benefit of the Stockholders (the “Trustees”), under a liquidating trust (the “Trust”), all, or a portion, of the assets of the Corporation. If assets are transferred to the Trust, each Stockholder shall receive an interest (an “Interest”) in the Trust pro rata to its interest in the assets of the Corporation on that date. All distributions from the Trust shall be made pro rata in accordance with the Interests. The Interests shall not be transferable except by operation of law or upon death of the recipient. The Board is authorized to appoint one or more individuals, corporations, partnerships, or other persons, or any combination thereof, including, without limitation, any one or more officers, directors, employees, agents, or representatives of the Corporation, to act as the initial Trustee or Trustees for the benefit of the Stockholders and to receive any assets of the Corporation. Any Trustees appointed as provided in the preceding sentence shall succeed to all right, title, and interest of the Corporation of any kind and character with respect to such transferred assets and, to the extent of the assets so transferred and solely in their capacity as Trustees, shall assume all of the liabilities and obligations of the Corporation, including, without limitation, any unsatisfied claims and unascertained or contingent liabilities. Further, any conveyance of assets to the Trustees shall be deemed to be a distribution of property and assets by the Corporation to the Stockholders. Any such conveyance to the Trustees shall be in trust for the Stockholders of the Corporation. The Corporation, as authorized by the Board, in its absolute discretion, may enter into a liquidating trust agreement with the Trustees, on such terms and conditions as the Board, in its absolute discretion, may deem necessary, appropriate, or desirable. Adoption of this Plan by the holders of the requisite vote of the outstanding capital stock of the Corporation shall constitute the approval of the Stockholders of any such appointment and any such liquidating trust agreement as their act and as a part hereof as if herein written.
14.   Director and Officer Compensation.   The officers and members of the Board may continue to receive compensation as determined by the Board until the final liquidating distribution is paid, provided that they remain officers and/or directors of the Corporation.
15.   Interpretation; General Authority.   The Board and the proper officers of the Corporation are hereby authorized to interpret the provisions of the Plan and are hereby authorized and directed to take such actions, to give such notices to creditors, Stockholders, and governmental entities, to make such filings with governmental entities and to negotiate and execute such agreements, conveyances, assignments, transfers, certificates, and other documents, as may, in their judgment, be necessary or advisable to wind up expeditiously the affairs of the Corporation and complete the liquidation and dissolution thereof, including, without limitation: (a) the execution of any contracts, deeds, assignments, or other instruments necessary or appropriate to sell or otherwise dispose of any or all property of the Corporation, its subsidiaries, whether real or personal, tangible or intangible; (b) the appointment of other persons to carry out any aspect of the Plan; and (c) the temporary investment of funds in such medium as the Board may deem appropriate.
16.   Corporate Governance.   All of the provisions of the Articles of Incorporation and Bylaws of the Corporation shall remain in effect throughout the liquidation process unless specifically amended by the Plan or amended by the Stockholders or by Board following the adoption of the Plan, as applicable.
17.   Indemnification.   The Corporation shall reserve sufficient assets and/or obtain or maintain such insurance (including, without limitation, directors’ and officers’ insurance) as shall be necessary or advisable to provide the continued indemnification of the directors, officers, employees, and agents of the Corporation, including, without limitation, for service with other entities as provided in the Corporation’s Articles of Incorporation, and such other parties whom the Corporation has agreed to indemnify, to the maximum extent provided by the Articles of Incorporation and Bylaws of the Corporation, any existing indemnification agreement to which the Corporation is a party and applicable law. At the discretion of the Board, such insurance may include coverage for the periods after the dissolution of the Corporation.
18.   Governing Law.   The validity, interpretation, and performance of the Plan shall be controlled by and construed under the laws of the State of Maryland.
19.   Abandonment of Plan; Amendment.   The Board may terminate the Plan for any reason. Notwithstanding approval of the Plan by the Stockholders, the Board may modify or amend the Plan without further action by or approval of the Stockholders to the extent permitted under then applicable law.

ANNEX C
OPINION OF KIDRON CAPITAL SECURITIES LLC
Kidron Capital Securities LLC
152 West 57th Street, 37th Floor
New York, NY 10019
October 16, 2024
CONFIDENTIAL
The Board of Directors
Universal Security Instruments, Inc.
11407-A Cronhill Drive
Owings Mills, MD 21117
Members of the Board of Directors:
You have requested our opinion as to the fairness, from a financial point of view, to the holders (other than the Purchaser and any of its affiliates) of the outstanding shares of common stock, par value $0.01 per share (the “Shares”), of Universal Security Instruments, Inc. (the “Company”) of the estimated $2.51 in cash per share (the “Consideration”) to be paid to such holders in connection with the proposed sale of substantially all the Company’s assets (the “Transaction”) to Feit Electric Company, Inc. (the “Purchaser”) pursuant to the draft Asset Purchase Agreement dated October 14, 2024 (the “Agreement”) by and between the Company and the Purchaser.
In connection with preparing our opinion, we have reviewed, among other things, (i) a draft dated October 14, 2024 of the Agreement; (ii) certain publicly available business and financial information concerning the Company; (iii) certain internal financial analyses and projections for the Company prepared by its management, as approved for our use by the Company (the “Management Projections”); (iv) reviewed a letter addressed to us by the management of the Company which contains, among other things, representations regarding the accuracy of the information, data and other materials (financial or otherwise) provided to, or discussed with, us by or on behalf of the Company, dated October 14, 2024; (v) compared the financial and operating performance of the Company with publicly available information concerning certain other companies we deemed relevant and reviewed the stock market information for the Company with and certain publicly traded securities for other companies; (vi) reviewed the financial terms of certain transactions involving companies we deemed relevant and the consideration paid for such companies; (vii) performed such other studies and analyses, and considered such other factors, as we deemed appropriate. In addition, we have held discussions with certain members of the management of the Company with respect to certain aspects of the Transaction, and the past and current business operations of the Company, the financial condition and future prospects and operations of the Company, and certain other matters we believed necessary or appropriate to our inquiry.
For purposes of rendering this opinion, we have, with your consent, relied upon and assumed the accuracy and completeness of all the financial, legal, regulatory, tax, accounting and other information provided to, discussed with or reviewed by us, without assuming any responsibility for independent verification thereof. In that regard, with respect to the Management Projections and other financial information provided to us by management of the Company, we have assumed with your consent that they were reasonably prepared in good faith on a basis reflecting the best currently available estimates and judgments of the management of the Company as to the future financial results of the Company and the other matters covered thereby. With your consent, we have used the Management Projections in performing our analyses and in arriving at this opinion. We have with your consent also relied on the estimates of management as to the amount of cash that will be available for distribution to holders of the Shares (“Net Proceeds Determinations”) after payment of all transaction expenses and taxes, and reflecting any Purchase Price Adjustments, as defined in the Agreement, for purposes of calculating the Consideration. We assume no responsibility for the assumptions, estimates and judgments on which the Management Projections, Net Proceeds Determinations, the interim financial statements, and other financial information are based, and we express no opinion with respect to the

Management Projections, Net Proceeds Determinations, the interim financial statements, or other financial information. We have not made an independent evaluation or appraisal of the assets and liabilities (including any contingent, derivative or other off-balance-sheet assets and liabilities) of the Company or any of its subsidiaries and we have not been furnished with any such evaluation or appraisal. We have assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Transaction will be obtained without any adverse effect on the expected benefits of the Transaction in any way meaningful to our analysis. We have assumed that the Transaction will be consummated on the terms set forth in the Agreement, without the waiver or modification of any term or condition the effect of which would be in any way meaningful to our analysis.
Our opinion does not address the underlying business decision of the Company to engage in the Transaction, or the relative merits of the Transaction as compared to any strategic alternatives that may be available to the Company; nor does it address any legal, regulatory, tax or accounting matters. This opinion addresses only the fairness from a financial point of view to the holders (other than Purchaser and its affiliates) of Shares, as of the date hereof, of the estimated $2.51 in cash per Share proposed to be paid to such holders following the consummation of the Transaction pursuant to the Agreement. We do not express any view on, and our opinion does not address, any other term or aspect of the Agreement or Transaction or any term or aspect of any other agreement or instrument contemplated by the Agreement or entered into or amended in connection with the Transaction, including, the fairness of the Transaction to, or any consideration received in connection therewith by, the holders of any other class of securities, creditors, or other constituencies of the Company; nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of the Company, or class of such persons, in connection with the Transaction, whether relative to the Consideration to be paid to the holders (other than Purchaser and its affiliates) of Shares to the Agreement or otherwise. We are not expressing any opinion as to the prices at which the Shares will trade at any time or as to the potential effects of volatility in the credit, financial and stock markets on the Company, Purchaser or the Transaction, or as to the impact of the Transaction on the solvency or viability of the Company or Purchaser or the ability of the Company or Purchaser to pay their respective obligations when they come due.
Our opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof and we assume no responsibility for updating, revising or reaffirming this opinion based on circumstances, developments or events occurring after the date hereof.
We have been engaged to render this opinion to the Board of Directors of the Company in connection with the proposed Transaction and will receive a fee for our services, and the Company has agreed to reimburse certain of our expenses arising out of our engagement. No part of our fee for its opinion is contingent upon either the conclusion expressed in this opinion or the consummation of the proposed Transaction. In addition, the Company has agreed to indemnify us against certain liabilities arising out of our engagement. We have also acted as financial advisor to the Company in connection with, and have participated in certain of, the negotiations leading to, the Transaction. We expect to receive fees for our financial advisory services in connection with the Transaction, the principal portion of which is contingent upon consummation of the Transaction, and the Company has agreed to reimburse certain of our expenses arising, and indemnify us against certain liabilities that may arise, out of our engagement. During the two years preceding the date of this letter, neither we nor our affiliates have had any material financial advisory or material commercial or investment banking relationships with the Purchaser. During the two years preceding the date of this letter, we and our affiliates have had general corporate advisory and investment banking relationships with the Company, for which we and our affiliates have received customary compensation. Such services during such period have included (i) this engagement, (ii) the engagement to provide investment banking services in connection with the Transaction dated as of August 1, 2023, and (iii) the engagement to provide general corporate advisory services to the Company’s Board of Directors dated as of July 1, 2021. Neither we nor our affiliates hold any Shares of the Company.
The issuance of this opinion has been approved by a fairness opinion committee of Kidron Capital Securities LLC. Our advisory services and the opinion expressed herein are provided for the information and assistance of the Board of Directors of the Company in connection with its consideration of the Transaction and such opinion does not constitute a recommendation as to how any holder of Shares should vote with respect to such Transaction or any other matter. This opinion may not be disclosed, referred to, or communicated (in whole or in part) to any third party for any purpose whatsoever except with our prior written approval. This opinion may be reproduced in full in any proxy or information statement mailed to shareholders of the Company but may not otherwise be disclosed publicly in any manner without our prior written approval.
On the basis of and subject to the foregoing, it is our opinion as of the date hereof that the estimated Consideration to be paid to the holders of the Company Common Stock in connection with the proposed Transaction is fair, from a financial point of view, to such holders.
Very truly yours,
/s/ Kidron Capital Securities LLC
Kidron Capital Securities LLC

ANNEX D
CHARTER AMENDMENT
UNIVERSAL SECURITY INSTRUMENTS, INC.
ARTICLES OF AMENDMENT
(changing its name hereby to             INC.)
UNIVERSAL SECURITY INSTRUMENTS, INC., a corporation organized and existing under the laws of the State of Maryland (the “Corporation”), hereby certifies to the Maryland State Department of Assessments and Taxation as follows:
FIRST:   The charter of the Corporation is hereby amended by striking out in its entirety Article SECOND of the Articles of Incorporation and substituting the following:
SECOND:   The name of the Corporation (which is hereinafter called the “Corporation”) is:                  , Inc.
SECOND:   The foregoing amendment to the Charter of the Corporation was duly approved and declared advisable by the Board of Directors of the Corporation and approved by the Stockholders of the Corporation.
IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its President and attested to by its Secretary, as of the     day of                  , 2025. Each of the undersigned officers of the Corporation acknowledges, under the penalties of perjury, that these Articles of Amendment are the corporate act of the Corporation and that the matters and facts set forth herein with respect to authorization and approval are true in all material respects, to the best of his or her knowledge, information and belief.
ATTEST:	UNIVERSAL SECURITY INSTRUMENTS, INC.
James B. Huff, Secretary	By: (SEAL) Harvey B. Grossblatt, President

D-1

SPECIAL MEETING VOTING PROXY
UNIVERSAL SECURITY INSTRUMENTS, INC.
11407 Cronhill Drive, Suite A, Owings Mills, Maryland 21117
This Proxy is Solicited on Behalf of the Board of Directors of Universal Security Instruments, Inc.   The undersigned hereby appoints Harvey B. Grossblatt as proxy, with the power of substitution, to vote as designated below all of the shares the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at the offices of the Company, 11407 Cronhill Drive, Suite A, Owings Mills, Maryland, on         ,               , 2025 at 10:00 a.m., prevailing local time, and any adjournments or postponements thereof, and otherwise to represent the undersigned at the meeting, with all powers possessed by the undersigned if personally present at the meeting.
	FOR	AGAINST	ABSTAIN
1. To approve the Asset Sale
The Board of Directors recommends a vote “FOR” approval of the Asset Sale.
	FOR	AGAINST	ABSTAIN
2. To Approve the Dissolution
The Board of Directors recommends a vote “FOR” approval of the Dissolution.
	FOR	AGAINST	ABSTAIN
3. To approve the Charter Amendment
The Board of Directors recommends a vote “FOR” approval of the Charter Amendment.
	FOR	AGAINST	ABSTAIN
4. To approve the Board’s authority to adjourn or postpone the Special Meeting, if necessary
The Board of Directors recommends a vote “FOR” approval of the Board’s Adjournment Authority to adjourn or postpone the Special Meeting, if necessary.
5. In his/their discretion, the proxy/proxies are authorized to vote upon any other business which properly comes before the meeting and any adjournments or postponements thereof.
This proxy, when properly executed, will be voted in the manner directed hereby by the undersigned shareholders. If no direction is made, this proxy will be voted in favor of all nominees and in the discretion of the proxy or proxies upon any other business which properly comes before the meeting.
Please sign exactly as your name appears on the Notice Regarding Availability of Proxy Materials you previously received by mail. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.
PLEASE MARK, SIGN, DATE AND MAIL THE CARD TO US AT THE ADDRESS SPECIFIED BELOW.
DATED: , 202	PRINT CONTROL NUMBER, NAME AND ADDRESS (as shown on the Notice Regarding Availability of Proxy Materials you previously received by mail).
Signature
DATED: , 202

Signature

To vote by proxy, mark, sign and date this Special Meeting Voting Proxy and return it to us at:
Corporate Secretary
Universal Security Instruments, Inc.
11407 Cronhill Drive, Suite A, Owings Mills, Maryland 21117

Important Notice Regarding Internet Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement are available at http://www.                 .com